As Filed with the Securities and Exchange Commission on April 28, 2014
Registrant No. 333-109579\811-21440

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No.

Post-Effective Amendment No. 20	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 21

(Check appropriate box or boxes)

TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
(Exact name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)

4333 Edgewood Road NE
Cedar Rapids, Iowa  52499
(Address of Depositor's Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (319) 355-6115

(Name and complete address
of agent for service)                                                                                                Copy to:

Karen J. Epp, Esq.                                                                                                Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company                                                              Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.                                                                                700 Sixth Street, N.W., Suite 700
Cedar Rapids, IA  52499                                                                                     Washington, DC  20001-3980

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[ x ]	on May 1, 2014 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on _________________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered:  Individual variable adjustable life insurance policies.

PART A

P R O S P E C T U S
May 1, 2014

ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461 ● 1-319-355-6115

A Variable Adjustable Life Insurance Policy

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the “Policy”) offered by Transamerica Life Insurance Company (“Transamerica Life,” “we,” or “us”), an Aegon company.  A purchaser of a Policy (“owner”, “you” or “your”) may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the “separate account”) or to the fixed account (which credits a specified guaranteed interest rate).  Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus.  And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The Policy is not guaranteed to achieve its goal.  The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

American Funds Insurance Series	MFS® Variable Insurance Trust II
AFIS Global Small Capitalization Fund (Class 2)	MFS® International Growth Portfolio – Initial Class
AFIS Growth Fund (Class 2)	MFS® International Value Portfolio – Initial Class
AFIS International Fund (Class 2)
AFIS New World Fund (Class 2)	PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio (Institutional Class)
Columbia Funds Variable Insurance Trust Columbia Variable Portfolio – Small Cap Value Fund – Class 1	PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class)
PIMCO High Yield Portfolio (Institutional Class)
DFA Investment Dimensions Group Inc. (“DFA”)	PIMCO Real Return Portfolio (Institutional Class)
VA Global Bond Portfolio	PIMCO Short-Term Portfolio (Institutional Class)
VA International Small Portfolio	PIMCO Total Return Portfolio (Institutional Class)
VA International Value Portfolio
VA Short-Term Fixed Portfolio	Royce Capital Fund
VA U.S. Large Value Portfolio	Royce Micro-Cap Portfolio (Investment Class)
VA U.S. Targeted Value Portfolio	Royce Small-Cap Portfolio (Investment Class)

DWS Investments VIT Funds	T. Rowe Price Equity Series, Inc.
DWS Small Cap Index VIP (Class A)	T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
Fidelity Variable Insurance Products Funds	T. Rowe Price Mid-Cap Growth Portfolio
Fidelity VIP Balanced Portfolio (Initial Class)	T. Rowe Price New America Growth Portfolio
Fidelity VIP Contrafund® Portfolio (Initial Class)
Fidelity VIP Growth Portfolio (Initial Class)	T. Rowe Price International Series, Inc.
Fidelity VIP High Income Portfolio (Initial Class)	T. Rowe Price International Stock Portfolio
Fidelity VIP Mid Cap Portfolio (Initial Class)
Third Avenue Variable Series Trust
First Eagle Variable Fund	Third Avenue Value Portfolio
First Eagle Overseas Variable Fund
Van Eck VIP Trust
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Van Eck VIP Global Hard Assets Fund (Initial Class) Van Eck VIP Multi-Manager Alternatives Fund (Initial Class
Invesco V.I. American Value Fund (Series I Shares) Invesco V.I. Diversified Dividend Fund (Series I Shares)	Vanguard® Variable Insurance Fund
Invesco V.I. Global Health Care Fund (Series I Shares)	Vanguard® VIF Balanced Portfolio
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)	Vanguard® VIF Capital Growth Portfolio
Invesco V.I. Mid Cap Growth Fund (Series I Shares)	Vanguard® VIF Conservative Allocation Portfolio
Invesco V.I. Small Cap Equity Fund (Series I Shares)	Vanguard® VIF Diversified Value Portfolio
Invesco V.I. Technology Fund (Series I Shares)	Vanguard® VIF Equity Income Portfolio
Vanguard® VIF Equity Index Portfolio
Janus Aspen Series	Vanguard® VIF Growth Portfolio
Janus Aspen Balanced Portfolio (Institutional Shares)	Vanguard® VIF High Yield Bond Portfolio
Janus Aspen Enterprise Portfolio (Institutional Shares)	Vanguard® VIF International Portfolio
Janus Aspen Flexible Bond Portfolio (Institutional Shares)	Vanguard® VIF Mid-Cap Index Portfolio
Janus Aspen Forty Portfolio (Institutional Shares)	Vanguard® VIF Moderate Allocation Portfolio
Janus Aspen Global Research Portfolio (Institutional Shares)	Vanguard® VIF Money Market Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)	Vanguard® VIF REIT Index Portfolio
Janus Aspen Overseas Portfolio (Institutional Shares)	Vanguard® VIF Short-Term Investment-Grade Portfolio
Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares)	Vanguard® VIF Small Company Growth Portfolio Vanguard® VIF Total Bond Market Index Portfolio
Vanguard® VIF Total Stock Market Index Portfolio

TABLE OF CONTENTS

Policy Benefits/Risks Summary……………………………………………………………………………		1
Policy Benefits	..……………………………………………………………………………………	1
	The Policy in General……………………………………………………………………………	1
	Flexible Premiums……………………………………………………………………………….	1
	Free-Look Period……………………………………………………….........................................	1
	Variable Life Insurance Benefit……………………………………………………………..…...	2
	Change in Life Insurance Benefit Option and Face Amount …………………………………….	2
	Cash Value………………………………………………………………………………….……	2
	Transfers…………………………………………………………………………………………	3
	Loans…………………………………………………………………………………………….	3
	Partial Withdrawals and Surrenders……………………………………………………….……..	3
	Tax Benefits……………………………………………………………………………….…......	4
	Personalized Illustrations………………………………………………………………….……..	4
	Policy Risks……………………..…………………………………………………………………….	4
	Investment Risks…………………………………………………………………………………	4
	Risk of Lapse…………………………………………………………………………….………	4
	Tax Risks (Income Tax and MEC)………………………………………………………………	4
	Load Risk……………………………………………………………………………….………..	5
	Loan Risks……………………………………………………………………………………….	5
	Risk of an Increase in Current Fees and Expenses……………………………………………….	5
	Risk of Agent/Registered Representative Action…………………………………….…………..	5
Portfolio Risks………………………………………………………………………………….…................		5
Fee Tables…………………………………………………………………………………….……………..		6
	Transaction Fees………………………………………………………………………….……………	6
	Periodic Charges Other Than Portfolio Operating Expenses………………………….……………….	7
	Annual Portfolio Operating Expenses………………………………………………….………………	10
Transamerica Life, The Separate Account, The Fixed Account and The Portfolios………………………...		16
	Transamerica Life…………………………………………………………………….………………..	16
	The Separate Account……………………………………………………………….…………………	17
	The Fixed Account………………………………………………………………….………………….	17
	The Portfolios……………………………………………………………………….…………………	17
	Selection of the Underlying Portfolios…………………………………………………………………	28
	Addition, Deletion or Substitution of Portfolios……………………………………………………..	29
	Your Right to Vote Portfolio Shares…………………………………………………………………...	29
	Revenue We Receive…………………………………………………………………………………..	30
Charges and Deductions………………………………………………………………….………………….		31
	Percent of Premium Load………………………………………………………….…………………..	32
	Monthly Deduction…………………………………………………………………………………….	33
	Monthly Contract Charge………………………………………………………………………….	33
	Monthly Cost of Insurance Charge…………………………………………………………………	33
	Optional Term Insurance Rider…………………………………………………………………….	34
	Mortality and Expense Risk Charge………………………………………………………………..	35
	Monthly Deferred Sales Load………………………………………………….………………..…	35
	Administrative Charges………………………………………………………………………………..	36
	Partial Withdrawal Charge…………………………………………………………………………	36
	Loan Interest ………………………………………………………………………………………	36
	Transfer Charge ……………………………………………………………………………………	36

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Taxes ………………………………………………………………………………………………	37
Portfolio Expenses ….……………………………………………………………………………..	37
The Policy……….…………………………………………………………………………………………..	37
Ownership Rights…………….………………………………………………………………………..	37
Modifying the Policy………..…………………………………………………………………………	38
Purchasing a Policy………………………………..…………………………………………………..	38
Replacement of Existing Insurance…………….…….………………………………………………..	39
When Insurance Coverage Takes Effect…….…………………………………………………………	39
Free-Look Period……………….………………………………………………….…………………..	39
Backdating a Policy…………..………………………………………………………………………..	40
“Good Order” Requirements ………..…………………………………………….…………………..	40
Policy Features………………………………………………………………………………………………	40
Premiums…………………………………..…………………………………….……………………	40
Allocating Premiums………………………………………………………………………………	40
Premium Flexibility………………………………………………………………………………..	41
Planned Periodic Payments………………………………………………….……………………..	41
Premium Limitations………………………………………………………………………………	42
Making Premium Payments………………………………………………….…………………….	42
Transfers……………………………………………………………………………………………………..	42
General………………………………………………………………………………………………...	42
Fixed Account Transfers………………………………………………………………………………	43
Disruptive Trading and Market Timing………………………………………………………………..	43
Transfer Procedures…………………………………………………………………………………...	46
Asset Rebalancing Program………………………………………………….……………………..…	47
Third Party Asset Allocation Services……………………………………….………………..………	48
Policy Values……………………………………………………………………….……………….………	48
Cash Value…………………………………………………………………….………………………	48
Net Cash Value………………………………………………………………….…………………….	49
Subaccount Value……………………………………………………………………………………..	49
Accumulation Units………………………………………………..…………………………….……	49
Accumulation Unit Value……………………………………………………………………….…….	50
Net Investment Factor…………………………………………………………………………………	50
Fixed Account Value………………………………………………………………………………….	51
Life Insurance Benefit………………………………………………………………………………………	51
Life Insurance Benefit Options …………………………………….…………………………………	51
Life Insurance Benefit Compliance Tests……………………………………………………………..	53
Choosing a Life Insurance Benefit Option………………………..……………………………….	56
Changing the Life Insurance Benefit Option…………………………..…………………………..	56
How Life Insurance Benefits May Vary in Amount………………………………………………	57
Changing the Face Amount……………………………………….……………………………….	57
Decreasing the Face Amount …………………………………………………………….…..	57
Increasing the Face Amount ………………………………………………………………….	58
Duration of the Policy…………………………………………………………………………..…	58
Payment Options…………………………………………………………………………………..	58
Surrenders and Partial Withdrawals…………………………………………………………………………	58
Surrenders……………………………………………………………………………………………..	58
Possible Additional Amount Payable On Surrender……………………………………………….	59
Partial Withdrawals……………………………………………………………………………………	60

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Loans………………………………………………….……………………………………………………..	61
General…………………………………………….…………………………………………………..	61
Interest Rate Charged……………………….……………………………………………………..	62
Loan Account Interest Rate Credited………………………………………………………………	63
Maximum Loan Account Interest Rate……………….……………………………………………	63
Indebtedness………………………………………….……………………………………………	63
Repayment of Indebtedness………………………….…………………………………………….	63
Effect of Policy Loans…………………………………………………………………………………	63
Policy Lapse and Reinstatement……………………………………………………………………………..	63
Lapse………………………………………………………………………………………………….	63
Reinstatement…………………………………………………………………………………………	64
Policy Termination…………………………………………………………………………………………..	64
Federal Income Tax Considerations…………………………………………………………………………	64
Introduction……………………………………………………………………………………………	65
Tax Status of the Policy……………………………………………………………………………….	65
Tax Treatment of Policy Benefits……………………………………………………………………..	65
Other Policy Information……………………………………………………………………………………	70
Payments We Make……………………………………………………………………………………	70
Split Dollar Arrangements…………………………………………………………………………….	71
Supplemental Benefits (Riders)……………………………………………………………………………..	71
Term Insurance Rider…………………………………………………………………………………	72
Experience Credits Rider ……………………………………………………………………………..	72
Death Benefit Enhancement Riders………..…..………………………………………………………	74
Additional Information………………………………………………………………………………………	77
Unclaimed or Abandoned Property…….……..………………………………………………………	77
Sale of the Policies…………………………………………………………………………………….	77
State Variations……………………………………………………………………………………….	78
Legal Proceedings…………………………………………………………………………………….	78
Financial Statements……………………………………………………………………………….….	79
Table of Contents of the Statement of Additional Information…………………………………………..…	80
Glossary……………………………………………………………………………………………………..	81
Appendix…………………………………………………………………………………………………….	85
Prospectus Back Cover ……………………………………………………………………………………..	87
Personalized Illustrations of Policy Benefits………………………………………………………………..	87
Inquiries………………………………………………………………..……………………………………	87

This Policy is not available in the State of New York.

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POLICY BENEFITS/RISKS SUMMARY                                Advantage X

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•
The Advantage X is a variable adjustable life insurance policy.  The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation.  The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Transamerica Life’s current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or
•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits.  However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

•
Fixed Account.  You may put your cash value in the fixed account where it earns at least 2.00% annual interest.  We may declare higher rates of interest, but we are not obligated to do so.  The fixed account is part of our general account.

•
Separate Account.  You may also put your cash value in any of the subaccounts of the separate account.  Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section.  Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•
Supplemental Benefits (Riders).  Supplemental riders, such as the Term Life Insurance Rider, the Experience Credits Rider, and the Death Benefit Enhancement Riders are available under the Policy.  Depending on the riders you add, we may deduct a charge for the rider from the Policy's cash value as part of the monthly deduction.  These riders may not be available in all states.

Flexible Premiums

•     You select a premium payment plan, but the plan is flexible – you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force.  You can change the frequency and amount, within limits, and can skip premium payments.  Unplanned premiums may be made, within limits.

•     You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force.  Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•    Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you 4 days after we mail the Policy.  You may return the Policy for a refund, but only if you return it within a prescribed free-look period, which is generally 14 days after we mail the Policy or 10 days after the delivery of the Policy to you.  Certain states may require a longer free-look period.  The amount of the refund will be the greater of (a) the amount of premiums paid, less any partial withdrawals, or (b) the Policy's cash value as of the date the Policy is returned to our

1

home office in good order. See “Good Order Requirements.” During the free-look period, we will hold the premiums paid in our general account or, if available, in the money market subaccount. If you decide to cancel your Policy during the free-look period, then we will treat the Policy as if it had never been issued.

Variable Life Insurance Benefit

●  If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies) subject to applicable law and the terms of the Policy.  The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

● Under current tax law, the life insurance benefit should generally be paid to the beneficiary free of any U.S. income tax obligations. Other taxes, such as estate taxes, may apply.
o Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:
• Option 1 is the greater of:
➢	the face amount of the Policy; or
➢	a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

• Option 2 is the greater of:
➢	the face amount of the Policy plus the Policy's cash value on the date of the insured's death; or
➢	a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

• Option 3 is the greater of:
➢	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals; or
➢	a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

As used above, the term “limitation percentage” is used to determine the minimum life insurance benefit.  The limitation percentage depends on which tax compliance test you choose.  See the “Guideline Premium Test” and the “Cash Value Accumulation Test” tables set forth in the Life Insurance Benefit section of this prospectus for additional information.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider.  We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.   A portion of each payment received under a settlement option may be taxable to the beneficiary.  See “Federal Income Tax Considerations.”

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction.  Once chosen, the test may not be changed.  You should consult a tax advisor when choosing a tax test.

Change in Life Insurance Benefit Option and Face Amount.  After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office.  Any increase in face amount will require proof of insurability and will result in additional charges.  Changes in life insurance benefit options may require proof of insurability.  We do not allow changes between life insurance benefit options 2 and 3.  Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•   Cash value is the sum of your Policy's value in each subaccount, the fixed account, and the loan account.  It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed

2

minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

Transfers
•	You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our home office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•
After the first Policy year, you may make one transfer per Policy year from the fixed account.  We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary.  The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans
•
After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date.  We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the “Code”).  The minimum loan amount is $500.

•
We currently charge interest of 2.75% annually in Policy Years 1-30 and 2.10% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%.  Interest is added to the amount of the loan to be repaid.

•
To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

•
Loans may have tax consequences.  In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.   In addition, if the Policy is surrendered or lapses with loans outstanding, some or all of the loan amount may be subject to income tax.  See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders
•
You may take partial withdrawals of cash value after the first Policy year.  The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

•
The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make, including any processing fee.  Withdrawals taken at any time, but especially during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the Policy.

•
If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal.  If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount.  If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced.  In no event will the face amount be reduced below $1,000.00.

•
You may fully surrender the Policy at any time before the insured’s death.  Life insurance coverage will end.  You will receive the net cash value.  There are no surrender charges on this Policy, but there is a monthly deferred sales load in Policy years 2-7.

3

●       A partial withdrawal or surrender may have tax consequences.

Tax Benefits
A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient.  In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal or surrender the Policy.  Transfers between the subaccounts are not taxable transactions.

Personalized Illustrations
You may request personalized illustrations that reflect your own particular circumstances.  These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,
•	understand the charges and deductions under the Policy, and
•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years.  Therefore, you should not purchase the Policy as a short-term investment.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks
You may allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio.  You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

Risk of Lapse
Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero.  The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)
A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

4

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 ½.  All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.  If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy, and amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Considerations.”  You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Load Risk
The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7.  When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

Loan Risks
A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge interest of 2.75% annually in Policy Years 1-30 and 2.10% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%.  Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.  A loan taken out from a Policy that is a MEC is taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Risk of Agent/Registered Representative Actions
The registered representative/agent of record for your Policy may change your allocation instructions for you, and may make transfers among the subaccounts or from the subaccounts to the fixed account on your behalf.  You will be bound by these actions of your registered representative/agent of record.  You assume the risk that the registered representative/agent of record for your Policy will allocate premium or make transfers that you would not have made and/or that result in a reduction in cash value.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

5

FEE TABLES

The following tables describe the fees and expenses that are payable (directly and indirectly) when buying and owning a Policy.  If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table.  These charges may not be typical of the charges you will pay.  (In certain cases, different charges apply to Policies issued before January 1, 2010; see footnotes below).

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted Maximum Guaranteed Charge the Policy Allows	Amount Deducted Current Charge at Time of Policy Issue
Percent of Premium Load1	Upon receipt of premium	15.00% of each premium received
12.00% of premium received up to target premium2 and 0% of premium received in excess of target in Policy year 1; 9.00% of premium received up to target premium and 0% of premium received in excess of target in Policy years 2-4; 2.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 5-7; 2.10% of premium received up to target premium and 0% of premium received in excess of target in Policy years 8-10; and 0.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 11+.

Partial Withdrawal Charge	Upon withdrawal	$25.00	$0
Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	$0

1 Different current charges apply to Policies issued before January 1, 2010.  For these policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10;

6

0.50% of premium received up to the target premium in Policy years 11+; and 2.80% current percent of premium load on excess of target premium for Policy years 1-30.  The maximum guaranteed percent of premium load is 15.00% of each premium payment.

2 The “target premium” is not the planned premium that you intend to pay. The target premium is used to calculate the percent of premium load and monthly deferred sales charge. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s gender, issue age and underwriting class.

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted Maximum Guaranteed Charge the Policy allows	Amount Deducted Current Charge at time of Policy Issue
Monthly Contract Charge1	On the effective date (date of issue) and on each monthly deduction day	$10.00 per month	$5.00 per month
Cost of Insurance2 (without extra ratings)3
♦ Minimum Charge	On the effective date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk 5(Female, Non-Tobacco, Age 20, Medical Issue)	$0.0085 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
♦ Maximum Charge	On the effective date and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$21.25 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)
Charge for a Male, age 48, Guaranteed Issue, during the first Policy year	On the effective date and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

7

Cost of Insurance2 if Experience Credits Rider is elected4 (without extra ratings)3
♦ Minimum Charge	On the effective Date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk5 (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0102 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
♦ Maximum Charge	On the effective Date and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$25.50 per month per $1000 of net amount of risk (Male, Tobacco, Age 99, Guaranteed Issue)
Charge for a Male, age 48, Guaranteed Issue, during the first Policy year	On the effective Date and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.025 per month per $1000 of net amount at risk
Mortality and Expense Risk Charge6	On the effective date and on each monthly deduction day	2.00% (annually) of the average cash value	0.75% (annually) of the average cash value in Policy years 1 – 30, 0.10% (annually) of the average cash value in Policy years 31+
Loan Interest Spread7	On Policy anniversary or earlier, as applicable8	2.00% (annually)	0.75% (annually) in Policy years 1 – 30; and 0.10% (annually) in Policy years 31+
Monthly Deferred Sales Load9	On each monthly deduction day during Policy years 2-7	0.30% of all premium received in Policy year 1	0.250% of the premium received up to target premium in Policy year 1, and 0% of premium received in excess of target premium in Policy year 1
Term Life Insurance Rider10
♦ Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk	$0.0085 per month per $1000 of net amount at risk
♦ Maximum Charge	On the effective date (date of issue) and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk	$25.68 per month per $1000 of net amount at risk

8

Charge for a Male, age 48, Guaranteed Issue	On the effective date (date of issue) and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

1 For Policies issued before January 1, 2010, the monthly contract charge is $5.00 for Policy years 1 – 20.  The highest current monthly contract charge is $5.00 per month in all Policy years. The maximum guaranteed charge is $10.00 per month in all Policy years.
2Current cost of insurance rates vary and may change based on a number of factors.  See “Monthly Cost of Insurance Charge.” The cost of insurance charges shown in the table may not be representative of the charges you will pay.  Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy.  You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.  Cost of insurance charges may be higher if a death benefit enhancement rider is in effect.  See “Death Benefit Enhancement Riders.”  Different current cost of insurance charges apply to Policies issued before January 1, 2010.
3 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.
4 If the owner selects the experience credits rider, the cost of insurance charge is increased by 20% to fund a claims stabilization reserve.  Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.  Please refer to the Supplemental Benefit Riders section for more details.
5 The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.
6 Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. The highest current mortality and expense risk charge is 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+.  The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.
7 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (the interest we credit to amounts in the loan account is 2.00% annually).  See Maximum Loan Account Interest Rate.
8 While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured’s death.
9 The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.  Different current monthly deferred sales loads apply for Policies issued before
January 1, 2010.  The highest current monthly deferred sales load is 0.300% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1.  The maximum guaranteed charge is 0.300% of all premium received in Policy year 1.
10 The charge for this rider varies based on the issue age, duration, sex, underwriting class, and term insurance amount.  Charges based on actual age may increase as the insured ages.  The rider charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover. Different term life insurance rider charges apply to Policies issued before January 1, 2009.

9

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2013. These expenses may be different in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest
(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.16%	5.12%

Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2013 (except as noted in the footnotes).  The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio.  Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future.  The percentages given are annual rates.  For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

Portfolio	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Gross Total Annual Expenses	Fees and Expenses Contractually Waived or Reimbursed	Total Net Annual Expenses
AFIS Global Small Capitalization Fund (Class 2)	0.70%	0.04%	0.25%	NA	0.99%	NA	0.99%
AFIS Growth Fund (Class 2)	0.33%	0.02%	0.25%	NA	0.60%	NA	0.60%
AFIS International Fund (Class 2)	0.49%	0.05%	0.25%	NA	0.79%	NA	0.79%
AFIS New World Fund (Class 2)	0.73%	0.05%	0.25%	NA	1.03%	NA	1.03%
Columbia Variable Portfolio - Small Cap Value Fund - Class 1	0.79%	0.19%	0.00%	NA	0.98%	NA	0.98%
DFA VA Global Bond Portfolio 1	0.23%	0.04%	NA	NA	0.27%	NA	0.27%
DFA VA International Small Portfolio	0.50%	0.15%	NA	NA	0.65%	NA	0.65%
DFA VA International Value Portfolio	0.40%	0.07%	NA	NA	0.47%	NA	0.47%
DFA VA Short-Term Fixed Portfolio	0.25%	0.04%	NA	NA	0.29%	NA	0.29%
DFA VA U.S. Large Value Portfolio	0.25%	0.03%	NA	NA	0.28%	NA	0.28%
DFA VA U.S. Targeted Value Portfolio	0.35%	0.04%	NA	NA	0.39%	NA	0.39%

10

DWS Small Cap Index VIP (Class A)2	0.35%	0.19%	NA	0.01%	0.55%	0.05%	0.50%
Fidelity VIP Balanced Portfolio (Initial Class)	0.40%	0.13%	NA	NA	0.53%	NA	0.53%
Fidelity VIP Contrafund® Portfolio (Initial Class)	0.55%	0.09%	NA	NA	0.64%	NA	0.64%
Fidelity VIP Growth Portfolio (Initial Class)	0.55%	0.11%	NA	NA	0.66%	NA	0.66%
Fidelity VIP High Income Portfolio (Initial Class)	0.56%	0.12%	NA	NA	0.68%	NA	0.68%
Fidelity VIP Mid Cap Portfolio (Initial Class)	0.55%	0.09%	NA	NA	0.64%	NA	0.64%
First Eagle Overseas Variable Fund	0.75%	0.26%	0.25%	NA	1.26%	NA	1.26%
Invesco V.I. American Value Fund Series I Shares3	0.72%	0.28%	NA	0.01%	1.01%	0.01%	1.00%
Invesco V.I. Diversified Dividend Fund- Series I Shares3	0.50%	0.22%	NA	0.01%	0.73%	0.01%	0.72%
Invesco V.I. Global Health Care Fund - Series I Shares3	0.75%	0.35%	NA	0.01%	1.11%	0.01%	1.10%
Invesco V.I. Mid Cap Core Equity Fund - Series I Shares 3	0.73%	0.31%	NA	0.03%	1.07%	0.03%	1.04%
Invesco V.I. Mid Cap Growth Fund Series I Shares	0.75%	0.33%	NA	0.00%	1.08%	NA	1.08%
Invesco V.I. Small Cap Equity Fund - Series I Shares	0.74%	0.31%	NA	0.00%	1.05%	NA	1.05%
Invesco V.I. Technology Fund - Series I Shares	0.75%	0.42%	NA	0.00%	1.17%	NA	1.17%
Janus Aspen Balanced Portfolio (Institutional Shares)	0.55%	0.03%	NA	0.00%	0.58%	NA	0.58%
Janus Aspen Enterprise Portfolio (Institutional Shares)	0.64%	0.05%	NA	0.00%	0.69%	NA	0.69%
Janus Aspen Flexible Bond Portfolio (Institutional Shares)4	0.51%	0.05%	NA	0.00%	0.56%	0.00%	0.56%
Janus Aspen Forty Portfolio (Institutional Shares) 5	0.49%	0.06%	NA	0.00%	0.55%	NA	0.55%
Janus Aspen Global Research Portfolio (Institutional Shares)5	0.48%	0.05%	NA	0.00%	0.53%	NA	0.53%
Janus Aspen Janus Portfolio (Institutional Shares)5	0.49%	0.05%	NA	0.00%	0.54%	NA	0.54%
Janus Aspen Overseas Portfolio (Institutional Shares)5	0.44%	0.07%	NA	0.00%	0.51%	NA	0.51%
Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares)4,5	0.51%	0.07%	NA	NA	0.58%	0.00%	0.58%
MFS® International Growth Portfolio - Initial Class	0.90%	0.13%	NA	NA	1.03%	NA	1.03%

11

MFS® International Value Portfolio - Initial Class	0.90%	0.06%	NA	NA	0.96%	NA	0.96%
PIMCO All Asset Portfolio (Institutional Class)6,7,8,9,10	0.43%	0.00%	NA	0.76%	1.19%	0.12%	1.07%
PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class)11,12	0.75%	0.02%	NA	0.00%	0.77%	NA	0.77%
PIMCO High Yield Portfolio (Institutional Class)	0.60%	0.00%	NA	0.00%	0.60%	NA	0.60%
PIMCO Real Return Portfolio (Institutional Class)11,13	0.50%	0.05%	NA	0.00%	0.55%	NA	0.55%
PIMCO Short-Term Portfolio (Institutional Class)11	0.45%	0.01%	NA	0.00%	0.46%	NA	0.46%
PIMCO Total Return Portfolio (Institutional Class)	0.50%	0.00%	NA	0.00%	0.50%	NA	0.50%
Royce Micro-Cap Portfolio - Investment Class	1.25%	0.07%	NA	0.02%	1.34%	NA	1.34%
Royce Small-Cap Portfolio - Investment Class	1.00%	0.05%	NA	0.00%	1.05%	NA	1.05%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	NA	NA	1.05%	NA	1.05%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
Third Avenue Value Portfolio14	0.90%	0.30%	NA	NA	1.20%	0.00%	1.20%
Van Eck VIP Global Hard Assets Fund (Initial Class)15	1.00%	0.09%	NA	0.00%	1.09%	0.00%	1.09%
Van Eck VIP Multi-Manager Alternatives Fund (Initial Class)16	1.52%	3.24%	NA	0.36%	5.12%	3.00%	2.12%
Vanguard® VIF Balanced Portfolio	0.24%	0.03%	NA	NA	0.27%	NA	0.27%
Vanguard® VIF Capital Growth Portfolio	0.38%	0.03%	NA	NA	0.41%	NA	0.41%
Vanguard® VIF Conservative Allocation Portfolio	NA	NA	NA	0.19%	0.19%	NA	0.19%
Vanguard® VIF Diversified Value Portfolio	0.33%	0.02%	NA	NA	0.35%	NA	0.35%
Vanguard® VIF Equity Income Portfolio	0.30%	0.02%	NA	NA	0.32%	NA	0.32%
Vanguard® VIF Equity Index Portfolio	0.14%	0.02%	NA	NA	0.16%	NA	0.16%
Vanguard® VIF Growth Portfolio	0.37%	0.04%	NA	NA	0.41%	NA	0.41%

12

Vanguard® VIF High Yield Bond Portfolio	0.26%	0.03%	NA	NA	0.29%	NA	0.29%
Vanguard® VIF International Portfolio	0.43%	0.04%	NA	NA	0.47%	NA	0.47%
Vanguard® VIF Mid-Cap Index Portfolio	0.22%	0.03%	NA	NA	0.25%	NA	0.25%
Vanguard® VIF Moderate Allocation Portfolio	NA	NA	NA	0.19%	0.19%	NA	0.19%
Vanguard® VIF Money Market Portfolio	0.13%	0.03%	NA	NA	0.16%	NA	0.16%
Vanguard® VIF REIT Index Portfolio	0.24%	0.03%	NA	NA	0.27%	NA	0.27%
Vanguard® VIF Short-Term Investment-Grade Portfolio	0.17%	0.03%	NA	NA	0.20%	NA	0.20%
Vanguard® VIF Small Company Growth Portfolio	0.38%	0.02%	NA	0.01%	0.41%	NA	0.41%
Vanguard® VIF Total Bond Market Index Portfolio	0.16%	0.03%	NA	NA	0.19%	NA	0.19%
Vanguard® VIF Total Stock Market Index Portfolio	NA	NA	NA	0.18%	0.18%	NA	0.18%

13

1
The management fee for DFA VA Global Bond Portfolio is based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

2	The Advisor has contractually agreed through September 30, 2014, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.47% and, for the period October 1, 2014 through April 30, 2015, at a ratio no higher than 0.49% (in each instance, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) for Class A shares. These agreements may only be terminated with the consent of the fund's Board.
3
Invesco Advisers, Inc. (“Invesco”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

4
Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain limit until at least May 1, 2015. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.

5
The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period.

6
Acquired Fund Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Fund’s use of such investments as an investment strategy.

7	Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.175% for the Institutional Class shares.
8
Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

9
PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

10	Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense of the Underlying PIMCO Funds is 1.055% for the Institutional Class shares.
11
“Other Expenses” reflect interest expense and is based on the amount incurred during the Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

12	Total Annual Portfolio Operating Expenses excluding interest expense is 0.75% for the Institutional Class shares.
13	Total Annual Portfolio Operating Expenses excluding interest expense is 0.50% for the Institutional Class shares.

14

14
Third Avenue Management LLC (the “Adviser”) has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Annual Portfolio Expenses after Expense Limitation (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets subject to later reimbursement in certain circumstances (the “Expense Limitation Agreement”). For up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Annual Portfolio Expenses after Expense Limitation to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Expense Limitation Agreement can only be amended by agreement of the Adviser and the Independent Trustees to lower Annual Portfolio Expenses and will terminate automatically in the event of termination of the Investment Management Agreement by one of the parties, effective upon the effectiveness of such termination.

15
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% of the Fund's average daily net assets per year until May 1, 2015.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

16
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets per year until May 1, 2015.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

15

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life

Transamerica Life Insurance Company (“Transamerica Life”) is the insurance company issuing the Policy.  Transamerica Life’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.  Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges.  We know it is important for you to understand how these events may impact your account value and our ability to meet the guarantees under the Policies.

Assets in the Separate Account.  You assume all of the investment risk for account value allocated to the subaccounts.  Your cash value in the subaccounts is part of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.  See “The Separate Account.”

Assets in the General Account. Any guarantees under the Policies that exceed your cash value, such as those associated with any life insurance benefits, are paid from our general account (not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policies in excess of cash value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.  The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.  We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.   The general account is subject to claims made on the assets of the insurance company.  An investor should look to the financial strength of the insurance company with regard to the insurance company guarantees.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account.  In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  We encourage both existing and prospective policy owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa—as well as the financial statements of the separate account—are located in the SAI.  For a free copy of the SAI, simply call or write us at the phone number or address of our home office referenced earlier in this prospectus.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

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The Separate Account

The separate account is a separate account of Transamerica Life, established under Iowa law.  We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Fixed Account

The fixed account is part of Transamerica Life’s general account.  We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts.  Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets.  Transamerica Life bears the full investment risk for all amounts contributed to the fixed account.  (Transamerica Life’s guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation.  We may declare current interest rates from time to time, at our discretion.  We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account.  You bear the risk that interest we credit will not exceed 2.0%.

The fixed account has not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios.  Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Certain portfolios may invest substantially all of their assets in portfolios of other funds.  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred

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to as "funds of funds" or "master-feeder funds."  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective.  An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative.  Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

American Funds Insurance Series managed by Capital Research and Management Company

• AFIS Global Small Capitalization Fund (Class 2) seeks to provide you with long-term growth of capital.

• AFIS Growth Fund (Class 2) seeks to provide you with growth of capital.

• AFIS International Fund (Class 2) seeks to provide you with long-term growth of capital.

• AFIS New World Fund (Class 2) seeks to provide you with long-term capital appreciation.

Columbia Funds Variable Insurance Trust managed by Columbia Management Investment Advisors, LLC	• Columbia Variable Portfolio - Small Cap Value Fund, Class 1 seeks long-term capital appreciation.

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DFA Investment Dimensions
Group Inc.
advised by Dimensional Fund Advisors LP

VA International Small Portfolio and VA International Value Portfolio sub-advised by DFA Australia Limited and Dimensional Fund Advisors Ltd

• VA Global Bond Portfolio seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

• VA International Small Portfolio seeks to achieve long-term capital appreciation.

• VA International Value Portfolio seeks to achieve long-term capital appreciation.

• VA Short-Term Fixed Portfolio seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk.

• VA U.S. Large Value Portfolio seeks to achieve long-term capital appreciation.

• VA U.S. Targeted Value Portfolio seeks to achieve long-term capital appreciation.

DWS Investments VIT Funds managed by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc. (“NTI”)

• DWS Small Cap Index VIP (Class A) The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. Deutsche Investment Management Americas Inc. is the investment advisor for the fund. Northern Trust Investments, Inc. (“NTI”), is the subadvisor for the fund.

Fidelity Variable Insurance
Products Funds – Initial
Class
managed by Fidelity Management & Research Company (FMR)

sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers for the fund.

· Fidelity VIP Balanced Portfolio (Initial Class) seeks income and capital growth consistent with reasonable risk.

• Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.

• Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciation.

· Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital.

· Fidelity VIP Mid Cap Portfolio (Initial Class) seeks long-term growth of capital.

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First Eagle Variable Fund advised by First Eagle Investment Management, LLC

• First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. corporations.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) managed by Invesco Advisers, Inc.

· Invesco V.I. American Value Fund – Series I Shares – The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

• Invesco V.I. Diversified Dividend Fund - Series I Shares – The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

• Invesco V.I. Global Health Care Fund – Series I Shares – The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged primarily in the health care related industries, and in derivatives and other instruments that have economic characteristics similar to such securities.

• Invesco V.I. Mid Cap Core Equity Fund – Series I Shares - The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-capitalization companies and in derivatives and other instruments that have economic characteristics similar to such securities.

• Invesco V.I. Mid Cap Growth Fund – Series I Shares – The Fund’s investment objective is to seek capital growth.

• Invesco V.I. Small Cap Equity Fund – Series I Shares – The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization issuers.

• Invesco V.I. Technology Fund – Series I Shares – The Fund’s investment objective is long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.

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Janus Aspen Series managed by Janus Capital Management LLC

• Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents.  The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.  The Portfolio may also invest in foreign securities, which may include investments in emerging markets.

• Janus Aspen Enterprise Portfolio (Institutional Shares) seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.  Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.  Market capitalization is a commonly used measure of the size and value of a company.  The Portfolio may also invest in foreign securities, which may include investments in emerging markets.

• Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital.  The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds.  Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds.  The Portfolio will invest at least 65% of its assets in investment grade debt securities.  The Portfolio will limit its investment in high-yield/high risk bonds, also known as “junk bonds,” to 35% or less of its net assets.  The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.  The Portfolio may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (which may include investments in emerging markets).    Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

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• Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital.  The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential.  The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets.

• Janus Aspen Global Research Portfolio (Institutional Shares) seeks long-term growth of capital.  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential.  The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies.  The Portfolio normally invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States.  The Portfolio may have significant exposure to emerging markets.  The Portfolio may also invest in foreign equity and debt securities.

• Janus Aspen Janus Portfolio (Institutional Shares) seeks long-term growth of capital.  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential.  Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets.

• Janus Aspen Overseas Portfolio (Institutional Shares) seeks long-term growth of capital. The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of issuers or companies from countries outside of the United States.  The Portfolio normally invests in securities of issuers from several different countries, excluding the United States.  Although the Portfolio typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.  The Portfolio may also invest in U.S. and foreign debt securities.

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· Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares) seeks capital appreciation. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap®Value Index.  This average is updated monthly. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. The Portfolio may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges.  In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio may invest up to 20% of its net assets in cash or similar investments.

MFS® Variable Insurance Trust II managed by Massachusetts Financial Services Company	• MFS® International Growth Portfolio – Initial Class seeks capital appreciation. • MFS® International Value Portfolio – Initial Class seeks capital appreciation.
PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC

• PIMCO All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing under normal circumstances substantially all of its assets in Institutional Class shares of the underlying PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except certain fund of funds such as the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement® Funds (“Underlying PIMCO Funds”).

• PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.  The Portfolio invests under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.  The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

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• PIMCO High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.  The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

• PIMCO Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.   The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

• PIMCO Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

• PIMCO Total Return Portfolio (Institutional Class)  seeks maximum total return, consistent with preservation of capital and prudent investment management.  The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

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Royce Capital Fund managed by Royce & Associates, LLC

• Royce Micro-Cap Portfolio’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies, a universe of more than 3,000 companies with market capitalizations up to $750 million. Using its value approach, Royce generally focuses on micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels.  Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

• Royce Small-Cap Portfolio’s investment goal is long-term growth of capital. Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies, those with market capitalizations from $750 million to $2.5 billion. Using its value approach, Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.  Normally, the Fund invests at least 80% of its net assets in the equity securities of small-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.

• T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term growth of capital.  Income is a secondary objective.

• T. Rowe Price Equity Income Portfolio seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

• T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

• T. Rowe Price New America Growth Portfolio seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

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T. Rowe Price International Series, Inc. managed by T. Rowe Price Associates, Inc. sub-advised by T. Rowe Price International Ltd	• T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.
Third Avenue Variable Series Trust managed by Third Avenue Management LLC	• Third Avenue Value Portfolio seeks long-term capital appreciation.

Van Eck VIP Trust
managed by Van Eck Associates Corporation.

Van Eck VIP Multi-Manager Alternatives Fund
sub-advised by the following:

Coe Capital Management, LLC; Dix Hills Partners, LLC; Horizon Kinetics LLC; Millrace Asset Group, Inc.; RiverPark Advisors, LLC; SW Asset Management, LLC; Tiburon Capital Management, LLC

• Van Eck VIP Global Hard Assets Fund - Initial Class seeks long-term capital appreciation by investing primarily in hard asset securities.  Income is a secondary consideration.

• Van Eck VIP Multi-Manager Alternatives Fund – Initial Class seeks to achieve consistent absolute (positive) returns in various market cycles.

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Vanguard® Variable Insurance
Fund
managed by the following:

Balanced and High Yield Bond – Wellington Management Company, LLP

Capital Growth – PRIMECAP Management Company

Conservative Allocation and Moderate Allocation – The Vanguard Group

Diversified Value – Barrow, Hanley, Mewhinney & Strauss

Equity Income – Wellington Management Company and The Vanguard Group

Equity Index, Mid-Cap Index, Total Stock Market Index and REIT Index – Vanguard’s Quantitative Equity Group

Growth – Alliance Capital Management, L.P.

International – Schroder Investment Management North America Inc.

Money Market, Short-Term Investment-Grade and Total Bond Market Index – Vanguard’s Fixed Income Group

Small Company Growth – Granahan Investment Management, Inc. and
Grantham, Mayo, Van Otterloo & Co LLC

Vanguard is a trademark of The Vanguard Group, Inc.

• Vanguard® VIF Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.

• Vanguard® VIF Capital Growth Portfolio seeks to provide long-term growth of capital.

• Vanguard® VIF Conservative Allocation Portfolio seeks to provide current income and low to moderate capital appreciation.

• Vanguard® VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

• Vanguard® VIF Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

• Vanguard® VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

• Vanguard® VIF Growth Portfolio seeks to provide long-term growth of capital by investing primarily in large-capitalization stocks of high-quality, seasoned U.S. companies with records of superior growth.

• Vanguard® VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as “junk bonds”.

• Vanguard® VIF International Portfolio seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.

• Vanguard® VIF Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

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• Vanguard® VIF Moderate Allocation Portfolio seeks to provide capital appreciation and a low to moderate level of current income.

• Vanguard® VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.  An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

• Vanguard® VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

• Vanguard® VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

• Vanguard® VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

• Vanguard® VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

• Vanguard® VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios
The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies.  (For additional information on these arrangements, see "Revenue We Receive.")  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

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Please note:  Certain portfolios have similar names.  It is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request, otherwise, the request may not be in good order.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

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Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner.  Your number of votes is calculated separately for each subaccount and may include fractional votes.  You hold a voting interest in each subaccount to which your net premiums or cash value is allocated.  The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests.  The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day.  The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive.  Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive two types of payments:

•
Rule 12b-1 fees.  We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio.  The American Funds Insurance Series and the First Eagle Overseas Portfolio each pay annual fees of 0.25% of assets.  All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•
Administrative, Marketing and Support Service fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. ("TCI").  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets.  Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information).  The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue.  These percentages differ and the amounts may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

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Incoming Payments to Us and TCI From the Funds
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
AIM Variable Insurance Funds	0.25%	PIMCO Variable Insurance Trust (Administrative Class)	0.25%
American Funds Insurance Series	0.25%	T. Rowe Price Equity Series, Inc.	0.15%
Fidelity Variable Insurance Products Fund	0.05%; plus up to an additional 0.05% after $100 million**	T. Rowe Price International Series, Inc.	0.15%
First Eagle Variable Funds, Inc.	0.25%	The Universal Institutional Funds, Inc.	0.25%
Janus Aspen Series	0.15% after $ 75 million**	MFS® Variable Insurance Trust	0.20%
*  Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.
**  We receive this percentage on specified subaccounts once a certain dollar amount in fund shares is held by those  specified subaccounts of Transamerica Life and its affiliates.

Proceeds from certain of these payments by the portfolios, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing, distributing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

• the life insurance benefit, cash value and loan benefits;

• investment options, including net premium allocations;

• administration of elective options; and

• the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

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•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain charges before we allocate the net premium payments you make to the subaccounts or the fixed account.  The charges deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges.  Premium tax charges imposed by different states and jurisdictions range from 0.00% to 5.00 % of premiums.  Although state premium tax rates imposed on us vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”).  If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC. Premiums paid in excess of target premium may have adverse tax consequences.  See “Federal Income Tax Considerations”.  Target premium varies depending on the insured’s sex, issue age and underwriting class and is listed on your Policy’s specification page.

The current percent of premium load (for Policies issued on or after January 1, 2010) is:

▪	12.00% of premium received up to target premium in Policy Year 1 and 0% of premium received in excess of target; and

▪	9.00% of premium received up to target premium in Policy years 2-4 and 0% of premium received in excess of target; and

▪	2.50% of premium received up to target premium in Policy years 5-7 and 0% of premium received in excess of target; and

▪	2.10% of premium received up to target premium in Policy years 8-10 and 0% of premium received in excess of target; and

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▪	0.50% of all premium received up to target premium in Policy years 11+ and 0% of premium received in excess of target;

Different percent of premium load charges apply to Policies issued before January 1, 2010.  For these Policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10; 0.50% of premium received up to the target premium in Policy years 11+; and a 2.80% current percent of premium load on excess of target premium for Policy years 1-30.

We can increase the percent of premium load for all Policies, but the maximum guaranteed percent of premium load is 15.00% of each premium payment.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day.  We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:

•	the monthly contract charge; plus

•	the monthly cost of insurance charge for the Policy; plus

•	the monthly charge for any benefits provided by riders attached to the Policy; plus

•	a factor representing the mortality and expense risk charge; plus

•	the deferred sales load in Policy years 2-7.

Monthly Contract Charge (for Policies issued on or after January 1, 2010):

•	This charge currently equals $5.00 each Policy month for all Policy years.

•	We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

•	This charge is used to cover administrative services relating to the Policy.

Different current monthly contract charges apply for Policies issued before January 1, 2010.  The highest current monthly contract charge is $5.00 per month in all Policy years.  We can increase the monthly contract charge, but the maximum guaranteed charge is $10.00 per month in all Policy years.

Monthly Cost of Insurance Charge:

We calculate and deduct this charge monthly.  The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day.  We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

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The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1.	is the monthly cost of insurance rate per $1,000 of insurance;

2.	is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

3.
is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors. The factors i nclude the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above).  The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy.  The actual monthly cost of insurance rates reflect, among other things , our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses.  Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

For Policies issued on or after January 1, 2009, the guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("2001 CSO Tables"). For Policies issued before January 1, 2009, the guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary Mortality Tables, Male or Female (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additions to the 2001 CSO Tables or the 1980 CSO Tables that are relevant to your Policy. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue.  Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Term Insurance Rider:

We assess a monthly charge for this rider based on the issue age, duration, sex, underwriting class and term insurance amount.   Different term life insurance rider charges apply to Policies issued before January 1, 2009.

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Mortality and Expense Risk Charge:

We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense risks we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day.  The current mortality and expense risk charge (for Policies issued on or after January 1, 2010) is equivalent to:

➢	An effective annual rate of 0.75% in Policy years 1-30; and
➢	An effective annual rate of 0.10% in Policy years 31+.

Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. For these Policies, the highest current mortality and expense risk charge is: 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.

We can increase the charges for all Policies, but the maximum guaranteed mortality and expense risk charge is equivalent to an effective annual rate of 2.00% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, then we absorb the loss. Conversely, if the charge more than covers actual costs, then the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Monthly Deferred Sales Load:

➢	We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.
➢	We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.
➢	The expenses deducted are intended to compensate us for sales expenses, including distribution costs.
➢
We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load (for Policies issued on or after January 1, 2010) equals:

➢	0.250% of premium received up to target premium in Policy year 1 (for a cumulative total of 18% through Policy year 7); and
➢	0% of premium received in excess of target premium in Policy year 1.

Different current monthly deferred sales loads apply for Policies issued before January 1, 2010.  The highest current monthly deferred sales load is 0.300% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1.

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We can increase this charge for all Policies, but the maximum guaranteed monthly deferred sales charge is 0.300% of all premium received in Policy year 1 (for a cumulative total of 21.60%).

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7.  When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract.  Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.

Administrative Charges

Partial Withdrawal Charge

•           After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•           We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•
Loan interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

•	We currently charge you an annual interest rate on a Policy loan of 2.75% in Policy years 1-30; and 2.10% in Policy years 31+.

•	After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.75% (annually) in Policy years 1-30 and 0.10% (annually) in Policy years 31+.

•
The maximum interest rate we will charge for a Policy loan is 4.00% annually.  After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

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•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written (or faxed) request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by legislation or by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios.  These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests.  The total portfolio fees and expenses ranged from 0.16% to 5.12 % in 2013 (total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses).  Portfolio fees and expenses may be higher in the future.  See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer.  Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed.  The redemption fee is retained by or paid to the portfolio and is not retained by us.  We will administer any redemption fees and deduct them from your cash value.  For more information on each portfolio’s redemption fee, see the portfolio prospectus.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application unless the application specifies a different owner.  The owner may exercise all of the rights and options described in the Policy while the insured is living.  The principal rights an owner may exercise are:
•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•
to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

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•	to change the owner of this Policy (there may be tax consequences);

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test – guideline premium test or the cash value accumulation test – applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our home office.  When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.  A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers.  No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy.  If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a completed application in good order and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control including, but not limited to, because of the failure of a selling broker-dealer or registered representative

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to promptly forward that application to us at our mailing address.  Any such delays will affect when your Policy can be issued and when your premium payment(s) can be allocated among your investment choices.

Our current minimum face amount of a Policy is generally $1,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•       the date of your application; or
•       the date the insured completes all of the medical tests and examinations that we require.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy.  You should compare your existing insurance and the Policy carefully.  You should not replace your existing life insurance policy unless you determine this Policy is better for you.  You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different.  If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction.  See “Federal Income Tax Considerations.”

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it in good order with a written request to cancel the Policy, to us at our home office or to the sales representative who sold it to you.  The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period.  Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy.  If you decide to cancel your Policy during the “free-look period,” then we will treat the Policy as if it had never been issued.  Within 7 calendar days after receiving the returned Policy at our home office, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy and the written request to cancel the Policy are received at our home office; or

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•	the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

“Good Order” Requirements

We cannot process your Policy application or requests for transactions relating to the Policy until we have received the application or the requests, as the case may be, in good order at our home office.  “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction.  This information and documentation generally includes, to the extent applicable to the transaction, your completed application, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the subaccounts affected by the requested transaction, the signatures of all policy owners, taxpayer I.D., and any other information or supporting documentation that we may require.  With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase.  We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account.  The fixed account may not be available in all states to direct or transfer money into.  You must follow these guidelines:

 •           allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

During the free-look period, we will hold the premiums paid in our general account or, if available, in the money market subaccount.  The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period.  Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare.  Premiums held in a money market

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subaccount will be subject to the investment experience of the money market subaccount.  At the end of the free-look period, we will allocate the net premium, (of amounts that were held in the general account or in the money market subaccount), including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application.  Where not specified, your net premium will be allocated to a money market subaccount.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 800-379-5496, Monday - Friday 8:00 a.m. – 4:30 p.m. Central Time.  All instructions for allocations must be received in good order.  Certain portfolios have similar names.  It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request.  Failure to do so may result in a delay of the requested allocation amount.  The change will be effective at the end of the valuation day on which we receive (in good order) the request to change allocation instructions. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations.  If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount.  When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year).  Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

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Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).  See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium.  If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

While there is indebtedness, we will treat payments made as loan repayments unless you indicate that the payment is a premium payment.  We will deduct certain charges from your premium payments.  We will accept premium payments by check or money order made out to Transamerica Life Insurance Company.  As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer.  You must send a simultaneous fax transmission to 800-379-5496 notifying us of the wire transfer.  For an initial premium, we also need a completed application to accompany the fax.  If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature.  If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

HSBC Bank
ABA # 0210001088
For credit to: Transamerica Life Insurance Company
Account #: 000167797

Include your name and Policy number on all correspondence.

TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account.  You will be bound by any transfers made by your agent/registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request in good order at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

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✓
You may request transfers in writing (in a form we accept) or by fax to our home office.  Please note:  Certain subaccounts have similar names.  Failure to provide the full name of a subaccount when making a transfer request may result in a delay of your transfer because the request may not be in good order.

✓	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.
✓
The minimum amount that must remain in a subaccount after a transfer is $500.  If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

✓	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
✓	Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.
✓	We consider all transfers made in any one day to be a single transfer.
✓
Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

✓
Certain subaccounts may impose restrictions on transfers.  If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Fixed Account Transfers

✓	After the first Policy year, you may make one transfer per Policy year from the fixed account.
✓	We reserve the right to require that you make the transfer request in writing.
✓	We must receive the transfer request in good order at our home office no later than 30 days after a Policy anniversary.
✓	We will make the transfer at the end of the valuation date on which we receive the written request.
✓	The maximum amount you may transfer is limited to the greater of:
(a) 25% of your current cash value in the fixed account; or (b) the amount you transferred from the fixed account in the immediately preceding Policy year.

Please note:  These restrictions may prolong the period of time it takes to transfer your cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investments in the fixed account meets your needs and investment criteria.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy and the subaccounts of the separate account were not designed to facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders.

Frequent or disruptive trading among the subaccounts or between the subaccounts and the fixed account can adversely affect you, other policy owners, beneficiaries and underlying fund portfolios, including by interfering with efficient underlying fund management and increasing administrative costs.   These risks and harmful effects include:

(1)
dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

43

         underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)           an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)           increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers among those subaccounts .

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.  Please Note:  If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially

44

harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more trades, or variable insurance products that we believe are connected by policy owner or person engaged in trading on behalf of policy owners .

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•           impose redemption fees on transfers;
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•           provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction).  As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.

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Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase.  The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading.  Policy owners should be aware that we do not monitor transfer requests from policy owners or persons acting on behalf of policy owners for compliance with nor do we apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund.  In addition, a fund may require us to restrict or prohibit a policy owner or a person acting on their behalf from purchasing or exchanging shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 800-379-5496 Monday - Friday 8:00 a.m. – 4:30 p.m. Central time.

Please note the following regarding fax transfers:

➢	We will employ reasonable procedures to confirm that fax instructions are genuine.

➢	Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

➢	We will not be responsible for same-day processing of transfers if faxed to a number other than 800-379-5496.

➢
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal to our home office.

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➢	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available.  For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive in good order at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule.  Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value.  Over time, this method of investment may help you buy low and sell high.  This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form in good order at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	➢	you must submit a completed asset rebalancing request form signed by the policy owner to us at our home office; and
	➢	you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program.  Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	➢	we receive your request to discontinue participation at our home office;
	➢	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	➢	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you

 47

must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who are appointed by us or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or to make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  Transamerica Life is not a party to the agreement that you have with your investment advisor.  You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent for us and investment advisor to you.  Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, then you should ask them for more details.

Transamerica Life, or one of its affiliates, will process the financial transactions placed by your registered insurance agents or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policy owners to make financial transactions, to enter into an administrative agreement with Transamerica Life as a condition of accepting transactions on your behalf.  The administrative agreement may impose limitations on the insurance agent's or the investment advisor's ability to request financial transactions on your behalf.  These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) that is an investment option under the Policy.

Please note:  Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner's own behalf, except as otherwise described in this prospectus.

POLICY VALUES

Cash Value

Your Policy’s cash value:

•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

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•           Serves as the starting point for calculating values under a Policy.

•           Equals the sum of all values in each subaccount, the fixed account and the loan account.

•           Is determined on the effective date and on each valuation day.

  •   Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

Net cash value on any valuation date equals:	➢	the cash value as of such date; minus
	➢	any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.”  The subaccount value is initially equal to the amount of the initial net premium that was (i) allocated to each subaccount selected on the owner's application, or (ii) held in the general account or, if available, the money market subaccount, during the free-look period, including any interest earned (or investment gains or losses incurred) during the free-look period.   At the end of any other valuation period, the subaccount value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office.  Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event.  These events are referred to as Policy transactions.  Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount.  The following events reduce the number of accumulation units of a subaccount:

•           partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

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The number of accumulation units in any subaccount on any monthly deduction day equals:	➢	the initial units purchased at accumulation unit value at the end of the free-look period; plus
	➢	units purchased with additional net premium(s); plus
	➢	units purchased via transfers from another subaccount, the fixed account or the loan account; minus
	➢	units redeemed to pay for monthly deductions; minus
	➢	units redeemed to pay for partial withdrawals; minus
	➢	units redeemed as part of a transfer to another subaccount or the fixed account or the loan account; minus
	➢	units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next.  We determine the net investment factor for any subaccount for any valuation period by dividing the result of:

➢	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus
➢
the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

➢	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

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Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

Fixed Account Value

The fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	➢	the sum of all net premium(s) allocated to the fixed account; plus
	➢	any amounts transferred from a subaccount to the fixed account; plus
	➢	total interest credited to the fixed account; minus
	➢	any amounts withdrawn from the fixed account to pay for monthly deductions as they are due; minus
	➢	any amounts withdrawn from the fixed account to pay for partial withdrawals; minus
	➢	any amounts transferred from the fixed account to a subaccount; minus
	➢	any amounts redeemed to pay for partial withdrawal or transfer charges.

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need (collectively referred to as "due proof of death").  Such due proof of death must be submitted in good order to avoid a delay in processing the life insurance benefit claim.  We may require return of the Policy.  We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner.  We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	•	the life insurance benefit (described below); minus

•	any monthly deductions due during the late period (if applicable); minus

•	any outstanding indebtedness or due and unpaid charges; plus

•	any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

Life Insurance Benefit Options
The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options

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(Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code.  You may not change tests.  Each test involves a set of limitation percentages that vary by age.  The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

Life insurance benefit under Option 1	1.	the face amount of the Policy; or
is the greater of:
2.	the applicable percentage called the "limitation percentage," multiplied by the cash value on the insured's date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 2	1.	the face amount; plus
is the greater of:
•	the cash value on the insured's date of death; or

2.	the limitation percentage; multiplied by

•      the cash value on the insured's date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value since the cash value times 250% would exceed the face amount plus the cash value in this example. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 3	1.	the face amount; plus
is the greater of:
•	cumulative premiums paid; less

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•	cumulative partial withdrawals; or

2.	the limitation percentage; multiplied by

•         the cash value on the insured's date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid, partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000 (the life insurance benefit divided by 250%), the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes.  The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase.  Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable.  Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests
Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).”  You must choose either the GPT or the CVAT before the policy is issued.  Once the policy is issued, you may not change to a different test. The life insurance benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by insured’s age on Policy anniversary.  The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other.  (See the separate tables below.)

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Limitation Percentages Table – Guideline Premium Test
Insured’s Age on Policy Anniversary	Limitation Percentage	Insured’s Age on Policy Anniversary	Limitation Percentage	Insured’s Age on Policy Anniversary	Limitation Percentage
0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105
47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	104
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and older	100
58	138	77	105

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Limitation Percentages Table – Cash Value Accumulation Test

Insured's Age on Policy Anniversary			Insured's Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female
20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	141	155
37	436	493	77	138	151
38	421	476	78	136	148
39	406	460	79	133	145
40	393	444	80	131	142
41	379	429	81	129	139
42	367	415	82	127	137
43	355	401	83	125	134
44	343	387	84	123	132
45	332	374	85	122	130
46	321	362	86	120	128
47	311	350	87	119	126
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

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If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT.  Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.  Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value through positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below).  We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request in good order to our home office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

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•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences.  You should consult a tax advisor before decreasing your Policy’s face amount.

Conditions for decreasing the face amount:

•	You must send your written request in good order to our home office.

•	You may not decrease your face amount lower than $1,000.

•	You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

•	A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

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Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount.  An increase in the face amount will affect your cost of insurance charge and target premium.  A change in face amount may have adverse federal tax consequences.  You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:

•	You must submit a written application in good order to our home office.

•	You must submit additional evidence of insurability as requested.

•	We reserve the right to decline any increase request.

•	You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

•	An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

•	The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

•	IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy.  All surrender requests must be submitted in good order to avoid a delay in processing your request.  A surrender is effective as of the date when we receive your written request at our home office.  The net cash value will be calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request.  Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences.  You should consult a tax advisor before requesting a surrender.

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Possible Additional Amount Payable On Surrender

We will not pay you an amount in addition to the net cash value (the "additional amount") on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.
We will pay you an additional amount on surrender if:

•	all Policies in the “case” (i.e., all Policies originally issued to a single owner on a common date) have been surrendered; and
•
ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

This allows the policy owner to spread the impact of first year percent of premium load and cost of insurance charges over a period of years and over any subsequent premium payments.

The “additional amount” is calculated as follows:

•	“fully surrendered net cash value” multiplied by
•	% based on the Policy year (see Percentage Table) multiplied by
•	a “factor.”

“Fully-surrendered net cash value” is calculated as follows:

•	the total net cash value of the Policies in the case in force on the surrender date of the final Policy, plus;

•	the total net cash value paid for any Policies in the case surrendered prior to the surrender date; minus;

•	the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Code is intended to apply.

Percentage Table
For Policies issued on 05-01-2010 and later:
Policy Percentage of net cash value Year
1 13.20%
2 13.13% reducing by .070% per Policy month
3 12.31% reducing by .055% per Policy month
4 11.64% reducing by .065% per Policy month
5 10.75% reducing by .170% per Policy month
6 8.75% reducing by .130% per Policy month
7 7.21% reducing by .110% per Policy month
8 5.91% reducing by .090% per Policy month
9 4.84% reducing by .085% per Policy month
10 3.82% reducing by .085% per Policy month
11 2.80% reducing by .080% per Policy month
12 1.84% reducing by .085% per Policy month
13+ 0%

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Different percentages of net cash value apply to Policies issued before May 1, 2010, please see attached appendix.

The “factor” is between 0.00 and 1.00, inclusive.  The “factor” is calculated as follows:  (A/B), with A and B defined as follows: (A) target premium and (B) total first year premium.  A different “factor” calculation applies to Policies issued before May 1, 2010, please see attached appendix.

Examples.

Examples of “factor” calculation. Below is a table of calculation examples for the factor used in the calculation of the additional amount.  These are for illustration purposes only.  Please note that the total first year premium may be greater or less than the target premium.

	Target Premium (A)	÷	Total First Year Premium (B)	=	Factor
Example 1	$100.00		$100.00		1.00
Example 2	$75.00		$100.00		0.75
Example 3	$50.00		$100.00		0.50
Example 4	$25.00		$100.00		0.25
Example 5	$10.00		$100.00		0.10

Example 1 of “additional amount” calculation.  For this example, assume the values of Example 3 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $110.00.  In Policy year 2, month 1, the Policy owner surrendered all Policies, which were issued after May 1, 2010.  The additional amount at surrender is $7.22, which is the product of $110.00 x 13.13% x 0.50

Example 2 of “additional amount” calculation. For this example, assume the values of Example 5 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $200.00.  In Policy year 4, month 1, the Policy owner surrendered all Policies, which were issued after May 1, 2010.  The additional amount at surrender is $2.33, which is the product of $200.00 x 11.64% x 0.10.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

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Conditions for partial withdrawals:

•
You must send your written partial withdrawal request with an original signature to our home office.  All partial withdrawal requests must be submitted in good order to avoid a delay in processing your request.

•
The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

•	There is no limit to the number of partial withdrawals per Policy year.

•
The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

•	You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

•	We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

•
We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance.  We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

•	You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

•	A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

If you have selected life insurance benefit Option 1, we will reduce the face amount by the amount of the partial withdrawal.  If you have selected life insurance benefit Option 2, the face amount will not be changed by the amount of the partial withdrawal.  If you have selected life insurance benefit Option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced.  In no event will the face amount be reduced below $1,000.00.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan.  We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.  See “Federal Income Tax Considerations.”

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Conditions for Policy loans:

•	We may require you to borrow at least $500.

•	The maximum amount you may borrow is 90% of the net cash value.

•	Outstanding loans have priority over the claims of any assignee or other person.

•	The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account.  The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request in good order at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 800-379-5496. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

Interest Rate Charged

We currently charge an annual interest rate on Policy loans of 2.75% in Policy years 1-30 and 2.10% in Policy years 31+; (the annual interest rate we charge is guaranteed not to exceed 4.00%).  Interest is payable in arrears on each Policy anniversary.  Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.  If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

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Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

Maximum Loan Account Interest Rate

The maximum interest rate we will charge for a Policy loan is 4.00% annually.  After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans.  If indebtedness exceeds the cash value, we will notify you and any assignee of record.  If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value.  The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time.  Payments must be sent to our home office and will be credited as of the date received in good order.  We will treat payments made while there is indebtedness as loan repayments unless you indicate that the payment is a premium payment. Note that premium payments result in additional charges to you, but loan repayments do not.  If not repaid, we will deduct indebtedness from any amount payable under the Policy.  As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated.  We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse.  Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial

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withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.  The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment in good order during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation.  If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•           submit a written application in good order for reinstatement to our home office;

•           provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request.  The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•           the end of the late period (if we have not received the specified minimum payment);

•	the date the insured dies; or

•           the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX

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LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT, QUALIFIED TAX ADVISOR.

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other qualified tax advisors should be consulted for more complete information.  This discussion is based upon our understanding of the present federal income tax laws.  No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.  To satisfy these requirements, it also is necessary that the insurable interest laws of the jurisdiction applicable to a policy be complied with.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis.  It is also uncertain in some cases whether life insurance benefits under Policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100.  Such a deemed distribution may be taxable.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

Owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the separate account assets.  We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the life insurance benefit being taxable.  In addition, if the life insurance benefit is not received in a lump

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sum and is, instead, applied under a settlement option providing periodic income to the beneficiary, generally payments will be prorated between amounts attributable to the life insurance benefit, which will be excludable from the beneficiary’s income, and amounts attributable to interest (accruing after the insured’s death), which will be includible in the beneficiary’s income.   Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A qualified tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

Modified Endowment Contracts.Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts.  In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.”  A Policy will fail the 7-pay test if, at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the net level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual premiums.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount.  If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy.  A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.  A current or prospective Policy owner should consult with a qualified tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you will be notified immediately. We will also notify you if any proposed Policy transaction, such as a partial withdrawal, would cause your Policy to become a MEC. At the time of any such notification, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium, or decline to process the proposed transaction, that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•
All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment or a pledge ) such a Policy are treated as distributions and taxed accordingly.

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•
A 10% additional federal income tax is imposed on the amount includable in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.  These exceptions are available only if the owner is an individual.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax, including if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness.  However, the tax consequences associated with loans where the spread between the interest rate credited to the loaned amount and the interest rate charged on the loan is very small are less clear, and a qualified tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain.  You should consult a qualified tax advisor as to these consequences.

Section 1035 Exchanges, Material Changes, and Sales.  Generally, no gain is taxed when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a MEC.  Further a new policy that is issued in exchange for a MEC is also treated as a MEC.  If you exchange your Policy, the new policy may also lose any “grandfathering” privileges, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued.  In addition, an exchange of your Policy could cause certain federal income tax rules to re-apply to the Policy as of the time of the exchange.  Certain other changes to the Policy, including a change in ownership, an increase in coverage or other “material” change, could have tax consequences similar to an actual exchange. Whether a change is considered “material” is determined in light of all relevant facts and circumstances.  In addition, special tax consequences may apply if you sell your Policy.  Accordingly, you should consult with a qualified tax advisor if you are considering exchanging your Policy, making any changes to your Policy, or selling your Policy.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

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Net Investment Income Tax.   An additional federal income tax applies at the rate of 3.8% to the “net investment income” of certain individuals, estates, and trusts. In the case of an individual, this tax applies to the lesser of (a) the taxpayer’s net investment income or (b) the excess of the taxpayer’s modified adjusted gross income (“MAGI”) over a specified income threshold. The income thresholds are $250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for all others. MAGI is the taxpayer’s adjusted gross income (as generally defined) increased by the net amount excluded from income as foreign earned income. This tax will apply, in the case of the Policy, only to the taxable portion of (i) any proceeds distributed from it as annuity payments pursuant to a settlement option or (ii) the proceeds of any sale of the Policy.  Accordingly, you should consult with a qualified tax advisor if you are considering taking Policy proceeds in the form of annuity payments or selling your Policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies (including any taxable life insurance benefit proceeds) at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance Policy purchase.

FATCA Withholding.  If the payee of a distribution (including the life insurance benefit) from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Internal Revenue Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the distribution.  The rules relating to FATCA are complex, and a qualified tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.   If you sell the Policy to a third party, the taxable gain (if any) will be measured in part by your adjusted basis in the Policy, and IRS guidance may require you to reduce your adjusted basis by any cost of insurance charges previously imposed under the Policy, potentially increasing the amount of any taxable gain on the sale.

Policy Loans when a Policy is Surrendered, Exchanged , or Lapses.If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution.  This is also true if the amount of indebtedness on a Policy is reduced or cancelled in connection with a section 1035 exchange.  If a loan is taken out from a Policy that is a MEC, then the amount of the loan will be treated as a distribution and will be taxed accordingly, and the taxable amount of the loan will increase your investment in the Policy.

Deductibility of Policy Loan Interest.In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a qualified tax advisor as to the tax consequences.

Experience Credits Rider.  There is some uncertainty regarding the tax consequences of the optional experience credits rider.  In particular, it is possible that the Policy owner could recognize taxable income with respect to interest credited to the claims stabilization reserve.  You should consult a qualified tax advisor as to the treatment of such reserve.

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Business Uses of the Policy.The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor as to tax attributes of the arrangement.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a qualified tax advisor.

Employer-Owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a life insurance benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary.  It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts.  The requirements of section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A qualified tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person (an “entity”), Code section 264(f) could limit some (or all) of such entity’s interest deduction, even where such entity’s indebtedness is in no way connected to the Policy.  In addition, under Code section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by that business for purposes of the Code section 264(f) rules.  An exception to the interest disallowance rule of Code section 264(f) is available for a Policy owned by an entity engaged in a trade or business, if the Policy covers only one individual and that individual is, at the time first covered by the Policy, (1) a 20-percent owner of the entity or (2) an officer, director, or employee of the trade or business.  For this purpose, the IRS generally has interpreted “time first covered” as meaning the date a contract is issued, including the date of any exchange of the contract for a new contract.  (Different but comparable rules apply where the owner or holder of a Policy is an insurance company within the meaning of the tax law.)  In light of these rules, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split dollar arrangements.  Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax.There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy owner is subject to that tax.

Estate, Gift and Generation Skipping Transfer Taxes.  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy.  If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death.  The Policy would not be includable in the insured’s estate if the i nsured neither retained incidents of ownership at death nor had given up ownership within three years before death.

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Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a life insurance benefit is paid to, an individual two or more generations younger than the owner.  Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

A qualified tax advisor should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes.Although the likelihood of legislative or regulatory changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation, regulation or otherwise. You should consult a qualified tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Transamerica Life’s Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies.  We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.  To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death in good order at our home office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

In addition, if, pursuant to SEC rules, any money market fund portfolio suspends payment of redemption proceeds in connection with a liquidation of that underlying fund portfolio, then we will delay payment of any transfer, partial withdrawal, surrender or death benefit from the corresponding subaccount until the money market fund portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate

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regulators.  We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to collateral assignment split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a collateral assignment split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements.  The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit riders are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

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Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of term insurance rider:	•	The term face amount is the amount requested by the Owner in writing.
	•	This term face amount may be increased or decreased if requested in writing. Any increase is subject to evidence of insurability.
	•	The term insurance rider may be purchased at the time of application or after the Policy is issued before an insured is 80.
	•	The term insurance rider increases the Policy's life insurance benefit.
		w	Under life insurance benefit 1, the term insurance amount equals the term face amount plus the Policy face amount minus the Policy life insurance benefit minus the sum of Policy partial withdrawals.
		w	Under life insurance benefit 2, the term insurance amount equals the term face amount plus the Policy face amount plus the Policy cash value minus the Policy life insurance benefit.
w
Under life insurance benefit 3, the term insurance amount equals the term face amount plus the Policy face amount plus the sum of Policy premiums paid minus the sum of Policy partial withdrawals minus the Policy life insurance benefit.

	•	The term insurance amount may not be less than zero nor more than the term face amount.
•
The term insurance rider expires at age 100.  The term insurance rider may terminate sooner if the Policy to which it is attached terminates without value, lapses for failure to pay a premium, or terminates due to death of the insured.

	•	You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.
	•	The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.
	•	There is an additional charge for this term insurance rider.

Experience Credits Rider

Policies with the same owner and satisfying our underwriting guidelines will be eligible for experience credits if elected.  The experience credit rider establishes a claims stabilization reserve which is a fund out of which life insurance benefits are paid.  The experience credits rider provides the owner the unused balance in the claims stabilization reserve.  Payment of experience credits may increase or decrease Policy costs over time.  Where there is worse claims experience for the group of cases than anticipated, Policy costs will be higher.  Where there is better claims experience for the group of cases than anticipated, Policy costs will be lower.  An owner may elect the experience credits rider if the owner believes the group of cases will have better claims experience over time than anticipated by us.

Features of experience credits rider:
•	The experience credits rider must be selected at the time of application and may not be added to a Policy after issue.
We increase by 20% the cost of insurance charge applied to each Policy. On the effective date and on each monthly deduction day we

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•	fund the claims stabilization reserve with the Policy’s cost of insurance charge.
•	The claims stabilization reserve supports the payment of any experience credits.
•	On the effective date and on each monthly deduction day, we deduct a charge from the claims stabilization reserve in an amount equal to:
A * (B/C), where
A = expected net life insurance benefit claims for a case (equivalent to the cost of insurance charge in absence of the experience credits rider);
B = actual life insurance benefit claims for the group of cases; and
C = anticipated life insurance benefit claims for the group of cases.
•
Unused balances in the claims stabilization reserve will be transferred to the Policy as experience credits annually on the Policy anniversary.  The amount of any experience credit will be allocated pro rata to the subaccounts to which the owner currently has allocated its cash value.

•
Unused balances in the claims stabilization reserve will be paid to the owner in the case of a full surrender.  Unused balances in the claims stabilization reserve will not be paid on partial withdrawals.

•
The claims stabilization reserve is held in our general account and credited interest at an annual rate declared by us, not less than 2.00%.  The interest becomes part of the claims stabilization reserve.

•	All Policies in a case share a claims stabilization reserve. Additional Policies may be added to a case at any time.
•	Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.

Experience Credits Rider example
Below is an example of how the experience for the group of cases affects a case with the experience credits rider.  This is for illustration purposes only and may not be relied upon to show actual performance.  In this example contributions to the claims stabilization reserve by the end of Month 3 are $60.  Were the year to end at the Month 3 the amount of refund based on the unused portion of the claims stabilization reserve would equal to $60 plus any interest credited.

Without Experience Credit Rider	Month 1	Month 2	Month 3
Standard cost of insurance charge deducted from cash value:	$100	$100	$100
With Experience Credit Rider
Cost of insurance charge deducted from cash value and deposited into claim stabilization	$120	$120	$120

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reserve, at 120% of standard cost
of insurance:
Actual-to-anticipated life insurance benefit claims experience ratio for the group of cases:	100%	98%	102%
Deduction from claim stabilization reserve to pay Transamerica Life the cost of insurance charge, equal to experience for the group of cases ratio times expected case life insurance benefit claims:	$100 (= 100% x $100)	$98 (= 98% x $100)	$102 (=102% x $100)

Net contribution to claim stabilization reserve available to pay experience credits, equal to cost of insurance charge minus deduction from claim stabilization reserve:	$20	$22	$18
	(= $120 - $100)	(= $120 - $98)	(= $120 - $102)
Death Benefit Enhancement Riders

Under the death benefit enhancement riders, increased limitation percentages are provided for certain ages. The death benefit enhancement riders are available only if you have chosen the cash value accumulation test to qualify your Policy as life insurance under the Code.

Features of death benefit enhancement riders:	•
The limitation percentages on death benefit enhancement rider 1 are higher than those for the base Policy at ages 76-87.  The limitation percentages on life insurance benefit enhancement rider 2 are higher than those for the base Policy at ages 73-87 for males and 74-87 for females.  See Limitation Percentages Tables below.

•	Cost of insurance charges (due to higher net amount at risk) and life insurance benefits may be higher at the age ranges mentioned above if the rider is in force.

•	The death benefit enhancement riders may be elected at the time of issue. There are no issue age or underwriting class restrictions associated with the death benefit enhancement riders.

•	The death benefit enhancement riders may be deleted at any time after issue at the owner’s request. The request will take effect the following Policy month.

•	Only one death benefit enhancement rider may be added to a Policy.
Death Benefit Enhancement Rider 1

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Death Benefit Enhancement Rider 1

Limitation Percentages Table – Cash Value Accumulation Test
Insured's Age on Policy Anniversary			Insured's Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	144	156
37	436	493	77	144	156
38	421	476	78	144	156
39	406	460	79	144	156
40	393	444	80	144	156
41	379	429	81	142	153
42	367	415	82	140	151
43	355	401	83	136	146
44	343	387	84	132	141
45	332	374	85	128	136
46	321	362	86	124	132
47	311	350	87	120	128
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110

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57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

Death Benefit Enhancement Rider 2
Limitation Percentages Table – Cash Value Accumulation Test
Insured's age on Policy Anniversary			Insured's age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	151	166
34	483	548	74	151	163
35	467	529	75	151	163
36	451	511	76	151	163
37	436	493	77	151	163
38	421	476	78	151	163
39	406	460	79	151	163
40	393	444	80	151	163
41	379	429	81	148	160
42	367	415	82	146	158
43	355	401	83	141	152
44	343	387	84	136	146
45	332	374	85	131	140
46	321	362	86	126	134
47	311	350	87	121	129
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119

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52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

ADDITIONAL INFORMATION

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you update your contact and other information on file with us, if and as it changes , including the full names, complete addresses, and any other contact or identifying information for owners, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.)  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of these broker-dealers may also be paid to “wholesale” the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

• 20% of all premiums paid up to target premium in the first Policy year; plus
• 2.6% of all premiums paid in excess of target premium in first Policy year; plus
• 10% of all premiums paid up to target premium in Policy years 2 through 4; plus
• 2.6 % of all premiums paid in excess of target premium in Policy years 2 through 4; plus
• 3.2% of all premiums paid up to target premium in Policy years 5 through 7; plus

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• 2.6 % of all premiums paid in excess of target premium in Policy years 5 through 7; plus
• 2.4% of all premiums paid in Policy years 8+.

For Policies that are in force at the end of the Policy year, we pay an additional trail commission of: 0.10% on the cash value in Policy years 2 through 20; 0.05% in Policy years 21-30; and 0% in all subsequent Policy years.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, market intelligence, product design and development, policy owner servicing, distributor and agent support and service, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses we pay, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations.  These differences include, among other things, free-look rights, issue age limitations, and the general availability of riders.  Please note that this prospectus describes the material rights and obligations of the policy owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of the prospectus.  See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy.  Contact your registered representative or our home office for specific information that is applicable to your state.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding

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cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Transamerica Life and the separate account are included in the SAI.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy – General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Exchanging the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Additional Information
Settlement Options
Additional Information about Transamerica Life and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Performance Data in Advertising Sales Literature
Transamerica Life’s Published Ratings
Index to Financial Statements
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

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GLOSSARY

account(s) – The options to which you can allocate your money.  The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit – These are the accounting units used to calculate the values under this Policy.

age – The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary – The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

case – all Policies originally issued to a single owner on a common date.

cash value –After the free-look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code – The Internal Revenue Code of 1986, as amended.

effective date – The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined.  This date is shown on the Policy specifications page.

face amount – The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account – An option to which you may allocate net premiums and cash value.  The fixed account is part of our general account.  We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period – The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account – The assets of the company other than those allocated to the separate account or any other separate account established by the company.

group of cases – all inforce cases issued by us which are similarly underwritten.

guideline premium – The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office – Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-6115.  Our toll-free phone number is 1-888-804-8461. Our fax number is 1-800-379-5496.  Our hours are Monday - Friday from 8:00 a.m. – 4:30  p.m. Central Standard Time.

indebtedness – The loan amount plus any accrued loan interest.

insured – The person upon whose life the Policy is issued.

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issue age – The age of the insured on the effective date.  This age is shown on the Policy specifications page.

lapse – Termination of the Policy at the expiration of the late period while the insured is still living.

late period – The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit – The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option – One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds – The total amount payable to the beneficiary if the insured dies while the Policy is in force.  The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account – A portion of the company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value – The cash value in the loan account.

loan amount – The loan amount on the last Policy anniversary plus any new loans minus any loan repayments.  On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value – After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction – Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day – The same date in each succeeding month as the effective date.  Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value – The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium – The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act – The Investment Company Act of 1940, as amended.

NYSE – New York Stock Exchange.

owner – The person who owns the Policy and who may exercise all rights under the Policy while living.

partial withdrawal – An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

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percent of premium load – The percent shown on the Policy specifications page that is deducted from each premium paid.

planned premium – The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy.  Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value.  Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary – The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month – A one-month period beginning on the monthly deduction day.

Policy year – A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) – The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) – A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC – U.S. Securities and Exchange Commission.

separate account – Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options – The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount – A sub-division of the separate account.  Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value – The cash value in a subaccount.

target premium – Amount of premium used to determine the percent of premium loads.

transfer – A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge – The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day – Each day on which the New York Stock Exchange is open for regular trading.

valuation period – The period from the close of the immediately preceding valuation day (usually 4:00 p.m. Eastern time) to the close of the current valuation day.

we, us, company, our – Transamerica Life Insurance Company (“Transamerica Life”).

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written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

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Appendix

See Possible Additional Amount Payable On Surrender section.

Percentage of net cash value for Policies issues before May 1, 2010.

Percentage Table

For Policies issued on 01-01-2010 and later:

Policy Year     Percentage of net cash value
1                    13.20%
2              12.36% reducing by .070% per Policy month
3              11.70% reducing by .055% per Policy month
4              10.92% reducing by .065% per Policy month
5              8.88% reducing by .170% per Policy month
6              7.32% reducing by .130% per Policy month
7              6.00% reducing by .110% per Policy month
8              4.92% reducing by .090% per Policy month
9              3.90% reducing by .085% per Policy month
10            2.88% reducing by .085% per Policy month
11            1.92% reducing by .080% per Policy month
12            0.90% reducing by .085% per Policy month
13+                 0%

For Policies issued between 9-18-2009 and
01-01-2010:

Policy Year     Percentage of net cash value
1                       14.90%
2                 14.66% reducing by .240% per Policy month
3                 11.87% reducing by .150% per Policy month
4                 10.09% reducing by .130% per Policy month
5                 8.405% reducing by .255% per Policy month
6                 5.395% reducing by .205% per Policy month
7                 2.96% reducing by .180% per  Policy month
8+                      0%

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For Policies issued between 1-1-2009 and
9-18-2009:

Policy Year    Percentage of net cash value
1                    12%
2              11.87% reducing by .13% per Policy month
3              10.28% reducing by .16% per Policy month
4              8.36% reducing by .16% per Policy month
5              6.38% reducing by .22% per Policy month
6              3.83% reducing by .13% per Policy month
7              2.28% reducing by .12% per Policy month
8+                   0%

For Policies in force as of 1-1-2009:

Policy Year    Percentage of net cash value
1                              12%
2                      11.87% reducing by .13% per Policy month
3                      10.28% reducing by .16% per Policy month
    4                      8.36% reducing by .16% per Policy month
    5                     6.47% reducing by .13% per Policy month
6                    4.87% reducing by .17% per Policy month
7                    2.84% reducing by .16% per Policy month
8+                           0%

Factor calculation for Policies issued before May 1, 2010:

The “factor” is between 0.00 and 1.00, inclusive.  The “factor” is calculated as follows:  (A/B) + (C x D) with A, B, C, and D defined as follows: (A) target premium, (B) total first year premium, (C) thirty percent, (D) the ratio of term insurance rider coverage at issue to total death benefit at issue.

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Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value.  These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.  They will help you compare this Policy to other life insurance policies.  These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.  The illustrations also will reflect the arithmetic average portfolio expenses for 2013 .  You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.  The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

Transamerica Life Insurance Company
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
Telephone:1-888-804-8461
Facsimile: 1-800-379-5496
(Monday - Friday from 8:00 a.m. – 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999.  You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-109579/ 811-21440

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PART B

STATEMENT OF ADDITIONAL INFORMATION

       May 1, 2014
ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA  52499
1-888-804-8461  ●  1-319-355-6115

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company (“Transamerica Life”), an Aegon company.  You may obtain a copy of the prospectus dated May 1, 2014 , by calling 1-888-804-8461 or
1-319-355-6115 (Monday – Friday from 8:00 a.m. – 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499.  The prospectus sets forth information that a prospective investor should know before investing in a policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and
Transamerica Corporate Separate Account Sixteen.

TABLE OF CONTENTS

Glossary………………………………………………………………………………………………………………	3
The Policy – General Provisions……………………………………………………………………………………..	6
Entire Contract…………………………………………………………………………………………………...	6
Information in the Application for this Policy…………………………………………………………………...	6
Ownership Rights………………………………………………………..………………………………………	6
Changing the Owner…………………………………………………………………………………………..	6
Choosing the Beneficiary…………………………………………………………………………………….	6
Changing the Beneficiary……………………………………………………………………………………..	7
Assigning the Policy…………………………………………………………………………………………..	7
Exchanging the Policy………………………………………………………………………………………..	7
Selecting the Tax Test……………………………………………………………………………………………	8
Our Right to Contest the Policy………………………………………………………………………………….	8
Suicide Exclusion…………………………………………………………………………………………………	9
Misstatement of Age or Sex………………………………………………………………………………………	9
Modifying the Policy……………………………………………………………………………………………..	9
Additional Information…………………………………………………………………………………………….….	9
Settlement Options…………………………………………………………………………………………….……	9
Additional Information about Transamerica Life and the Separate Account………………………………….….	10
Changes to the Separate Account……………………………………………………………………………….….	11
Potential Conflicts of Interest………………………………………………………………………………………	12
Legal Matters……………………………………………………………………………………………………....	12
Variations in Policy Provisions…………………………………………………………………………………….	12
Personalized Illustrations of Policy Benefits………………………………………………………………………	12
Sale of the Policies…………………………………………………………………………………………………	12
Reports to Owners………………………………………………………………………………………………….	13
Claims of Creditors………………………………………………………………………………………………...	13
Records………………………………………………………………………………………………………….…..	13
Additional Information……………………………………………………………………………………………..	13
Independent Registered Public Accounting Firm……………………………………………………………….….	13
Financial Statements…………………………………………………………………………………………….…	14
Underwriting……………………………………………………………………………………………………….….	14
Underwriting Standards……………………………………………………………………………………………	14
Performance Data……………………………………………………………………………………………………..	15
Performance Data in Advertising Sales Literature….……………………………………………………………	15
Transamerica Life's Published Ratings……………………………………………………………………………..	15
Index to Financial Statements…………………………………………………………………………………………	16
Transamerica Corporate Separate Account Sixteen…………………………………………………………………..	16
Transamerica Life Insurance Company………………………………………………………………….…………….	16

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GLOSSARY

account(s) - The options to which you can allocate your money.  The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined.  This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value.  The fixed account is part of our general account.  We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office – Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-6115.  Our toll-free phone number is 1-888-804-8461. Our fax number is 1-800-379-5496. Our hours are Monday - Friday from 8:00 a.m. – 4:30  p.m. Central Standard Time.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date.  This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

3

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force.  The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments.  On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day - The same date in each succeeding month as the effective date.  Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account.  Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

4

transfer - A transfer of amounts among subaccounts of the separate account or the fixed account.

we, us, company, our - Transamerica Life Insurance Company (“Transamerica Life”).

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

5

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY – GENERAL PROVISIONS

Entire Contract

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

Information in the Application for this Policy

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner

•	Change the owner by providing written notice in good order to us at our home office at any time while the insured is alive and the Policy is in force.

•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

•	Changing the owner does not automatically change the beneficiary.

•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•	We are not liable for payments we made before we received the written notice at our home office.

Choosing the Beneficiary

•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

•	Any beneficiary designation is revocable unless otherwise stated in the designation.

•
If the owner designates more than one beneficiary, they can be classed as first, second and so on.  If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

6

•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

Changing the Beneficiary

•	The owner changes the beneficiary by providing written notice in good order to us at our home office any time while the insured is alive and the Policy is in force.

•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

•	We are not liable for any payments we made before we received the written notice at our home office.

Assigning the Policy

•	The owner may assign Policy rights while the insured is alive.

•	The owner retains any ownership rights that are not assigned.

•	We must receive written notice in good order of the assignment at our home office.

•	Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	We are not:

➢	bound by any assignment unless we receive a written notice in good order of the assignment at our home office;

➢	responsible for the validity of any assignment;

➢	liable for any payment we made before we received written notice of the assignment at our home office; or

➢	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Exchanging the Policy

•	Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

•	In order to exchange this Policy, we will require:

➢	that this Policy be in effect on the date of the exchange;

➢	repayment of any unpaid loan;

7

➢	an adjustment, if any, for premiums and cash values of this and the new policy.

•	The date of exchange will be the later of:

➢	the date you send this Policy along with a signed written request for an exchange;

➢	the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

•	The date of the exchanged policy will be the same as the date of the original Policy.

•	The benefits of the new policy will not reflect the investment experience of the separate account.

•	The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

•	The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

•	All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

•	An exchange may have tax consequences.

Selecting the Tax Test

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.  We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy.  In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement.  Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective.  Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

8

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

Misstatement of Age or Sex

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex.  If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.

Modifying the Policy

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITIONAL INFORMATION

Settlement Options

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

• the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

• the interest rate we credit on those amounts;

• the mortality tables we use; and

• the specific payment option(s) you choose.

9

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.  We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%.  The payee will receive the greater of:

1. The income rates in effect for us at the time the income payments are made; or

2. The following income rates as guaranteed in the Policy.

Fixed Period (in months)	Monthly Installment per $1,000.00
60	$17.49
120	$9.18
180	$6.42
240	$5.04
300	$4.22
360	$3.68

Additional Information about Transamerica Life and the Separate Account

Transamerica Life is a stock life insurance company that is wholly-owned indirect subsidiary of Transamerica Corporation, which, in turn, is wholly-owned indirectly by Aegon USA, LLC (“Aegon USA”), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, Puerto Rico, the U.S. Virgin Islands and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

10

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts.  Additional protection for the assets of the separate account is afforded by the Company’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of the Company.

Changes to the Separate Account

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•
Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.  New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

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Potential Conflicts of Interests

Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other.  In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans.  It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio.  Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.  Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences.  If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. provided advice on certain matters relating to the federal securities laws.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws.  These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request.  These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2013 . You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

Sale of the Policies

We currently offer the Policies to existing Owners. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate Transamerica Capital, Inc. (“TCI”) is the distributor and principal underwriter for the Policies.  TCI’s home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237.  TCI, like Transamerica Life, is an indirect, wholly owned subsidiary of Aegon USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc.  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into

12

selling agreements with us and with TCI.  TCI compensates these selling firms for their services.  Sales representatives are appointed as our insurance agents.

During fiscal years 2013 , 2012 and 2011, the amounts paid to TCI in connection with all Policies sold through the separate account were $ 132,284.63, $327,727.68 and $265,194.80, respectively.  TCI passed through commissions it received to selling firms for their sales and did not retain any portion in return for its services as principal underwriter for the Policies.  Our parent company provides paid-in capital contributions to TCI, and pays for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them.  We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards.  These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:

✓	the current cash value	✓	any activity since the last report
✓	the current net cash value	✓	the current subaccount values and loan account value
✓	the current life insurance benefit	✓	current net premium allocations
✓	the current loan amount	✓	any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Claims of Creditors

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

Records

We will maintain all records relating to the separate account and the fixed account.

Additional Information

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information.  Neither the prospectus nor this statement of additional information includes all the information included in the registration statement.  The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2013 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2013 , 2012 and 2011, for each of the three years in the period ended December 31, 2013 , appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports

13

thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Financial Statements

The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).  The company’s financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Life's financial statements and schedules at December 31, 2013 , 2012 and 2011 and for each of the three years in the period ended December 31, 2013 , have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITING

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by a number of factors, primarily, but not exclusively, the insured's gender, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

• Medical issue;

• Simplified issue;

• Guaranteed issue;

• Guaranteed issue select;

• Non-tobacco use;

• Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco.  Medical issue requires the completion of a full medical application. Guaranteed issue select may require a full medical exam and/or further information before an insured is approved for coverage.

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PERFORMANCE DATA

Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:

•	other variable life issuers in general;

•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

➢
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

➢	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

➢	certificates of deposit;

➢	savings accounts and U.S. Treasuries;

➢	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

➢
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica Life's Published Ratings

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

15

INDEX TO FINANCIAL STATEMENTS

Transamerica Corporate Separate Account Sixteen

Report of Independent Registered Public Accounting Firm, dated April 25 , 2014

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

Transamerica Life Insurance Company

Report of Independent Registered Public Accounting Firm, dated April 25, 2014

Audited Financial Statements

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

Statutory-Basis Financial Statement Schedules

Summary of Investments – Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

16

FINANCIAL STATEMENTS
Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Years Ended December 31, 2013 and 2012

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Financial Statements
Years Ended December 31, 2013 and 2012

Contents

Report of Independent Registered Public Accounting Firm...............................................................................................................................................................................1

Financial Statements

Statements of Assets and Liabilities...2
Statements of Operations and Changes in Net Assets.........................................................................................................................................................................................4
Notes to Financial Statements...12

[on letterhead]

The Board of Directors and Contract Owners Of Transamerica Corporate Separate Account Sixteen Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen, at December 31, 2013, the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP Des Moines, Iowa April 25, 2014

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Assets and Liabilities
December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
American Funds - Global Small Cap Class 2 Shares	4,426.246	$88,755	$111,763	$(4)	$111,759	52,802	$2.116580	$2.116580
American Funds - Growth Class 2 Shares	21,717.412	1,236,433	1,692,655	-	1,692,655	837,165	2.021890	2.021890
American Funds - International Class 2 Shares	47,632.496	813,853	1,007,427	10	1,007,437	517,533	1.946614	1.946614
American Funds - New World Class 2 Shares	59,891.863	1,367,988	1,490,110	5	1,490,115	608,023	2.450754	2.450754
Columbia - Small Cap Value Class 1 Shares	-	-	-	-	-	-	1.567454	1.567454
DFA VA Global Bond	0.050	1	1	(1)	-	-	1.254766	1.254766
DFA VA International Small	7,827.218	77,744	96,197	(1)	96,196	72,384	1.328976	1.328976
DFA VA International Value	112,978.414	1,173,827	1,490,185	2	1,490,187	1,472,848	1.011773	1.011773
DFA VA Short-Term Fixed	-	-	-	-	-	-	1.076522	1.076522
DFA VA U.S. Large Value	7,180.529	96,363	157,110	(1)	157,109	100,752	1.559360	1.559360
DFA VA U.S. Targeted Value	7,891.289	79,569	148,041	-	148,041	83,176	1.779849	1.779849
DWS Small Cap Index	59,337.202	807,020	1,049,675	-	1,049,675	438,594	2.393275	2.393275
Fidelity® VIP Balanced Initial Class	3,728.999	52,271	66,227	5	66,232	33,199	1.995015	1.995015
Fidelity® VIP Contrafund® Initial Class	47,199.975	1,313,724	1,621,319	9	1,621,328	645,636	2.511210	2.511210
Fidelity® VIP Growth Initial Class	9,630.851	396,500	550,307	2	550,309	270,029	2.037959	2.037959
Fidelity® VIP High Income Initial Class	69,066.714	409,901	400,587	2	400,589	199,707	2.005889	2.005889
Fidelity® VIP Mid Cap Initial Class	12,666.929	425,236	460,950	(1)	460,949	201,860	2.283512	2.283512
First Eagle Overseas Variable	32,736.799	934,231	974,247	(5)	974,242	439,647	2.215963	2.215963
Invesco V.I. American Value Series I Shares	111,319.883	1,790,066	2,214,152	5	2,214,157	798,592	2.772577	2.772577
Invesco V.I. Diversified Dividend Series I Shares	5,776.530	112,085	120,903	-	120,903	84,192	1.436045	1.436045
Invesco V.I. Global Health Care Series I Shares	5,465.506	140,516	160,249	1	160,250	66,611	2.405772	2.405772
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-	-	-	-	-	1.447386	1.447386
Invesco V.I. Mid Cap Growth Series I Shares(1)	-	-	-	-	-	-	1.346508	1.346508
Invesco V.I. Small Cap Equity Series I Shares	4,620.992	87,408	117,558	-	117,558	70,771	1.661122	1.661122
Invesco V.I. Technology Series I Shares	2,439.211	44,539	47,369	1	47,370	25,503	1.857412	1.857412
Janus Aspen - Balanced Institutional Shares	-	-	-	-	-	-	1.947649	1.947649
Janus Aspen - Enterprise Institutional Shares	2,627.609	119,607	154,924	(2)	154,922	50,519	3.066598	3.066598
Janus Aspen - Flexible Bond Institutional Shares	0.006	-	-	-	-	-	1.777736	1.777736
Janus Aspen - Forty Institutional Shares	0.002	-	-	-	-	-	2.787811	2.787811
Janus Aspen - Global Research Institutional Shares	14.249	550	556	(1)	555	318	1.744652	1.744652
Janus Aspen - Janus Institutional Shares	-	-	-	-	-	-	1.985439	1.985439
Janus Aspen - Overseas Institutional Shares	5,682.134	217,705	238,763	2	238,765	82,105	2.908053	2.908053
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-	-	-	-	-	1.469766	1.469766
MFS® International Growth Initial Class(1)	-	-	-	-	-	-	1.073085	1.073085
MFS® International Value Initial Class(1)	-	-	-	-	-	-	1.121914	1.121914
PIMCO All Asset Administrative Class	-	-	-	-	-	-	1.849861	1.849861
PIMCO All Asset Institutional Class	1,562.870	17,250	17,160	1	17,161	11,957	1.435212	1.435212
PIMCO Foreign Bond Institutional Class(1)	-	-	-	-	-	-	0.981835	0.981835
PIMCO High Yield Institutional Class	9,215.367	56,740	74,368	1	74,369	36,585	2.032783	2.032783
PIMCO Real Return Institutional Class	147,832.839	2,089,946	1,862,694	(2)	1,862,692	1,129,856	1.648609	1.648609
PIMCO Short-Term Institutional Class	67,689.702	691,285	695,173	-	695,173	529,982	1.311692	1.311692
PIMCO Total Return Institutional Class	390,844.937	4,452,013	4,291,477	17	4,291,494	2,413,213	1.778332	1.778332

See accompanying notes.

2

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Assets and Liabilities
December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

Royce Capital Micro Cap Investment Class	52,771.848	$605,905	$677,063	$(9)	$677,054	305,219	$2.218256	$2.218256
Royce Capital Small Cap Investment Class	75,038.956	855,316	1,044,542	-	1,044,542	380,002	2.748781	2.748781
T. Rowe Price Blue Chip Growth	29,206.933	332,674	554,348	-	554,348	232,327	2.386064	2.386064
T. Rowe Price Equity Income Service Class	48,509.535	1,018,066	1,380,096	(11)	1,380,085	644,672	2.140755	2.140755
T. Rowe Price International Stock	46,190.702	592,407	726,118	3	726,121	369,989	1.962547	1.962547
T. Rowe Price Mid-Cap Growth	69,839.250	1,735,082	1,934,547	-	1,934,547	637,160	3.036202	3.036202
T. Rowe Price New America Growth	-	-	-	-	-	-	2.511027	2.511027
Third Avenue Value-VST	8,760.363	118,103	145,072	4	145,076	97,617	1.486170	1.486170
Van Eck VIP Global Hard Assets(1)	-	-	-	-	-	-	1.130349	1.130349
Van Eck VIP Multi-Manager Alternatives	483.673	4,736	4,996	1	4,997	4,098	1.219393	1.219393
Vanguard® - Capital Growth	94,098.069	1,404,462	2,220,714	7	2,220,721	805,707	2.756238	2.756238
Vanguard® - Conservative Allocation(1)	4,723.495	108,306	112,703	(1)	112,702	108,121	1.042373	1.042373
Vanguard® - Diversified Value	120,169.254	1,650,540	2,175,063	3	2,175,066	933,852	2.329133	2.329133
Vanguard® Balanced	195,169.655	4,118,939	4,617,714	3	4,617,717	2,053,813	2.248363	2.248363
Vanguard® Equity Income	-	-	-	-	-	-	2.348551	2.348551
Vanguard® Equity Index	199,371.583	5,061,505	6,280,205	(11)	6,280,194	2,977,166	2.109454	2.109454
Vanguard® Growth	1,121.301	20,799	23,121	-	23,121	11,056	2.091310	2.091310
Vanguard® High Yield Bond	0.061	-	1	(1)	-	-	1.919945	1.919945
Vanguard® International	73,156.040	1,309,475	1,629,917	8	1,629,925	650,863	2.504254	2.504254
Vanguard® Mid-Cap Index	192,747.394	3,135,753	4,003,363	3	4,003,366	1,484,858	2.696126	2.696126
Vanguard® Moderate Allocation(1)	-	-	-	-	-	-	1.079313	1.079313
Vanguard® Money Market	18,128,306.030	18,128,306	18,128,306	(77)	18,128,229	15,062,473	1.203536	1.203536
Vanguard® REIT Index	87,817.550	1,030,462	1,042,394	(1)	1,042,393	460,313	2.264531	2.264531
Vanguard® Short-Term Investment Grade	1,140.303	12,055	12,178	-	12,178	8,408	1.448397	1.448397
Vanguard® Small Company Growth Service Class	71,756.234	1,401,159	1,930,243	(7)	1,930,236	694,025	2.781220	2.781220
Vanguard® Total Bond Market Index	247,459.320	3,004,892	2,902,698	1	2,902,699	1,869,969	1.552271	1.552271
Vanguard® Total Stock Market Index	28,489.289	781,806	911,942	-	911,942	410,069	2.223871	2.223871

See accompanying notes.

  3

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Operatons and Change in Net Assets
Year Ended December 31, 2012, Except as Noted

Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges		Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
American Funds - Global Small Cap Class 2 Shares	$84,773	$1,091	$-	$1,091	$-	$(2,727)	$(2,727)	$15,640	$12,913	$14,004	$(8,750)	$5,254	$90,027
American Funds - Growth Class 2 Shares	2,868,627	12,199	-	12,199	-	579,360	579,360	(135,350)	444,010	456,209	(1,847,520)	(1,391,311)	1,477,316
American Funds - International Class 2 Shares	1,267,822	20,431	-	20,431	-	(2,109)	(2,109)	204,033	201,924	222,355	(168,644)	53,711	1,321,533
American Funds - New World Class 2 Shares	162,858	2,259	-	2,259	-	(3,801)	(3,801)	32,788	28,987	31,246	40,142	71,388	234,246
Columbia - Small Cap Value Class 1 Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
DFA VA Global Bond	142,104	338	-	338	282	(1,309)	(1,027)	6,491	5,464	5,802	(126,830)	(121,028)	21,076
DFA VA International Small	64,986	1,940	-	1,940	1,296	47	1,343	9,967	11,310	13,250	5,092	18,342	83,328
DFA VA International Value	1,608,507	46,724	-	46,724	-	(25,225)	(25,225)	244,463	219,238	265,962	(332,717)	(66,755)	1,541,752
DFA VA Short-Term Fixed	14,014	-	-	-	-	(24)	(24)	95	71	71	(14,085)	(14,014)	-
DFA VA U.S. Large Value	79,815	1,810	-	1,810	-	2,445	2,445	13,850	16,295	18,105	5,423	23,528	103,343
DFA VA U.S. Targeted Value	77,420	1,392	-	1,392	-	3,075	3,075	11,862	14,937	16,329	6,523	22,852	100,272
DWS Small Cap Index	811,760	11,190	-	11,190	297	159,343	159,640	10,411	170,051	181,241	127,158	308,399	1,120,159
Fidelity® VIP Balanced Initial Class	203,222	950	-	950	2,716	(12,695)	(9,979)	19,352	9,373	10,323	(156,515)	(146,192)	57,030
Fidelity® VIP Contrafund® Initial Class	1,553,979	16,639	-	16,639	-	129,067	129,067	85,128	214,195	230,834	(583,222)	(352,388)	1,201,591
Fidelity® VIP Growth Initial Class	605,199	2,349	-	2,349	-	80,633	80,633	889	81,522	83,871	(299,355)	(215,484)	389,715
Fidelity® VIP High Income Initial Class	341,944	######	-	102,060	-	2,441	2,441	(24,470)	(22,029)	80,031	1,398,185	1,478,216	1,820,160
Fidelity® VIP Mid Cap Initial Class	1,331,203	4,943	-	4,943	51,281	18,922	70,203	106,595	176,798	181,741	(860,616)	(678,875)	652,328
First Eagle Overseas Variable	1,372,567	6,859	-	6,859	50,302	63,963	114,265	48,528	162,793	169,652	(599,046)	(429,394)	943,173
Invesco V.I. American Value Series I Shares	585,066	4,618	-	4,618	-	41,432	41,432	59,553	100,985	105,603	(29,156)	76,447	661,513
Invesco V.I. Diversified Dividend Series I Shares	26,426	78	-	78	-	626	626	1,575	2,201	2,279	(24,257)	(21,978)	4,448
Invesco V.I. Global Health Care Series I Shares	75,063	-	-	-	-	4,613	4,613	10,825	15,438	15,438	(840)	14,598	89,661

See Accompanying Notes.
(1) See Footnote 1

  4

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Operatons and Change in Net Assets
Year Ended December 31, 2012, Except as Noted

Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012

Invesco V.I. Mid Cap Core Equity Series I Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Invesco V.I. Mid Cap Growth Series I Shares(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	59,492	-	-	-	-	(600)	(600)	8,384	7,784	7,784	4,048	11,832	71,324
Invesco V.I. Technology Series I Shares	50,429	-	-	-	-	4,438	4,438	1,246	5,684	5,684	(4,132)	1,552	51,981
Janus Aspen - Balanced Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
Janus Aspen - Enterprise Institutional Shares	78,361	-	-	-	-	11,779	11,779	3,153	14,932	14,932	3,628	18,560	96,921
Janus Aspen - Flexible Bond Institutional Shares	649	-	-	-	-	(5)	(5)	18	13	13	(662)	(649)	-
Janus Aspen - Forty Institutional Shares	92,178	-	-	-	-	16,813	16,813	2,236	19,049	19,049	(111,227)	(92,178)	-
Janus Aspen - Global Research Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
Janus Aspen - Janus Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
Janus Aspen - Overseas Institutional Shares	430,299	1,349	-	1,349	19,989	(109,405)	(89,416)	162,162	72,746	74,095	(294,874)	(220,779)	209,520
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
MFS® International Growth Initial Class(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
MFS® International Value Initial Class(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
PIMCO All Asset Administrative Class	-	-	-	-	-	-	-	-	-	-	-	-	-
PIMCO All Asset Institutional Class	-	-	-	-	-	-	-	-	-	-	-	-	-
PIMCO Foreign Bond Institutional Class(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
PIMCO High Yield Institutional Class	68,488	4,237	-	4,237	-	1,148	1,148	4,247	5,395	9,632	(3,912)	5,720	74,208
PIMCO Real Return Institutional Class	3,374,334	45,860	-	45,860	209,423	68,064	277,487	(4,596)	272,891	318,751	326,204	644,955	4,019,289
PIMCO Short-Term Institutional Class	262,467	2,857	-	2,857	610	1,165	1,775	3,173	4,948	7,805	57,577	65,382	327,849
PIMCO Total Return Institutional Class	6,167,294	162,038	-	162,038	117,711	69,500	187,211	202,148	389,359	551,397	(757,866)	(206,469)	5,960,825

See Accompanying Notes.
(1) See Footnote 1

5

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Operatons and Change in Net Assets
Year Ended December 31, 2012, Except as Noted

Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012

Royce Capital Micro Cap Investment Class	$1,226,095	$-	$-	$-	$18,759	$91,165	$109,924	$(21,249)	$88,675	$88,675	$(448,968)	$(360,293)	$865,802
Royce Capital Small Cap Investment Class	932,377	880	-	880	20,255	14,088	34,343	80,747	115,090	115,970	(222,303)	(106,333)	826,044
T. Rowe Price Blue Chip Growth	310,159	477	-	477	-	17,011	17,011	35,779	52,790	53,267	(42,188)	11,079	321,238
T. Rowe Price Equity Income Service Class	1,101,217	19,793	-	19,793	-	109,377	109,377	42,080	151,457	171,250	(370,063)	(198,813)	902,404
T. Rowe Price International Stock	756,995	7,439	-	7,439	-	44,456	44,456	59,933	104,389	111,828	(253,101)	(141,273)	615,722
T. Rowe Price Mid-Cap Growth	769,524	-	-	-	63,401	22,038	85,439	14,279	99,718	99,718	(176,305)	(76,587)	692,937
T. Rowe Price New America Growth	-	-	-	-	-	-	-	-	-	-	-	-	-
Third Avenue Value-VST	242,739	1,791	-	1,791	-	(14,357)	(14,357)	68,900	54,543	56,334	(116,544)	(60,210)	182,529
Van Eck VIP Global Hard Assets(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
Van Eck VIP Multi-Manager Alternatives	4,488	-	-	-	-	(25)	(25)	85	60	60	4,690	4,750	9,238
Vanguard® - Capital Growth	2,744,732	28,770	-	28,770	43,940	(4,747)	39,193	347,071	386,264	415,034	(650,792)	(235,758)	2,508,974
Vanguard® - Conservative Allocation(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
Vanguard® - Diversified Value	2,089,047	51,546	-	51,546	-	189,146	189,146	100,262	289,408	340,954	(665,849)	(324,895)	1,764,152
Vanguard® Balanced	3,325,892	######	-	135,027	-	510,368	510,368	(179,048)	331,320	466,347	(804,166)	(337,819)	2,988,073
Vanguard® Equity Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Vanguard® Equity Index	6,272,043	######	-	128,141	275,747	469,095	744,842	122,852	867,694	995,835	(1,930,565)	(934,730)	5,337,313
Vanguard® Growth	28,175	139	-	139	-	7,566	7,566	(2,952)	4,614	4,753	(16,025)	(11,272)	16,903
Vanguard® High Yield Bond	51,337	2,958	-	2,958	-	4,957	4,957	(5,589)	(632)	2,326	(53,663)	(51,337)	-
Vanguard® International	1,718,603	38,306	-	38,306	-	172,006	172,006	104,344	276,350	314,656	(664,128)	(349,472)	1,369,131
Vanguard® Mid-Cap Index	2,655,386	30,033	-	30,033	77,277	440,675	517,952	(74,442)	443,510	473,543	(773,567)	(300,024)	2,355,362
Vanguard® Moderate Allocation(1)	-	-	-	-	-	-	-	-	-	-	-	-	-

See Accompanying Notes.
(1) See Footnote 1

6

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Operatons and Chnage in Net Assets
Year ended December 31, 2012, Except as Noted

Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012

Vanguard® Money Market $	#########	$17,897	$-	$17,897	$-	$-	$-	$-	$-	$17,897	$3,757,675	$3,775,572	$15,413,596
Vanguard® REIT Index	1,017,388	22,845	-	22,845	39,709	47,344	87,053	59,032	146,085	168,930	(325,440)	(156,510)	860,878
Vanguard® Short-Term Investment Grade	8,082	212	-	212	-	(252)	(252)	165	(87)	125	(8,207)	(8,082)	-
Vanguard® Small Company Growth Service Class	1,253,950	2,791	-	2,791	23,695	257,187	280,882	(111,081)	169,801	172,592	(494,463)	(321,871)	932,079
Vanguard® Total Bond Market Index	2,933,434	91,794	-	91,794	30,419	98,422	128,841	(92,970)	35,871	127,665	96,910	224,575	3,158,009
Vanguard® Total Stock Market Index	931,054	16,287	-	16,287	63,551	134,779	198,330	(70,019)	128,311	144,598	(330,375)	(185,777)	745,277

See Accompanying Notes.
(1) See Footnote 1

7

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Operatons and Change in Net Assets
Year Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions		Net Assets as of December 31, 2013
American Funds - Global Small Cap Class 2 Shares	$90,027	$961	$-	$961	$-	$2,112	$2,112	$23,252	$25,364	$26,325	$(4,593)	$21,732	$111,759
American Funds - Growth Class 2 Shares	1,477,316	14,969	-	14,969	-	66,883	66,883	327,462	394,345	409,314	(193,975)	215,339	1,692,655
American Funds - International Class 2 Shares	1,321,533	13,944	-	13,944	-	102,855	102,855	87,615	190,470	204,414	(518,510)	(314,096)	1,007,437
American Funds - New World Class 2 Shares	234,246	16,256	-	16,256	1,238	(2,091)	(853)	119,580	118,727	134,983	1,120,886	1,255,869	1,490,115
Columbia - Small Cap Value Class 1 Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
DFA VA Global Bond	21,076	-	-	-	-	133	133	(189)	(56)	(56)	(21,020)	(21,076)	-
DFA VA International Small	83,328	2,032	-	2,032	2,776	2,214	4,990	14,541	19,531	21,563	(8,695)	12,868	96,196
DFA VA International Value	1,541,752	35,024	-	35,024	-	32,648	32,648	217,537	250,185	285,209	(336,774)	(51,565)	1,490,187
DFA VA Short-Term Fixed	-	-	-	-	-	-	-	-	-	-	-	-	-
DFA VA U.S. Large Value	103,343	2,113	-	2,113	12,087	2,584	14,671	25,944	40,615	42,728	11,038	53,766	157,109
DFA VA U.S. Targeted Value	100,272	1,060	-	1,060	-	7,414	7,414	35,617	43,031	44,091	3,678	47,769	148,041
DWS Small Cap Index	1,120,159	17,497	-	17,497	42,060	106,795	148,855	164,401	313,256	330,753	(401,237)	(70,484)	1,049,675
Fidelity® VIP Balanced Initial Class	57,030	964	-	964	2,720	604	3,324	6,716	10,040	11,004	(1,802)	9,202	66,232
Fidelity® VIP Contrafund® Initial Class	1,201,591	16,584	-	16,584	442	149,940	150,382	212,889	363,271	379,855	39,882	419,737	1,621,328
Fidelity® VIP Growth Initial Class	389,715	1,365	-	1,365	325	14,039	14,364	126,911	141,275	142,640	17,954	160,594	550,309
Fidelity® VIP High Income Initial Class	1,820,160	26,099	-	26,099	-	(693)	(693)	34,305	33,612	59,711	(1,479,282)	(1,419,571)	400,589
Fidelity® VIP Mid Cap Initial Class	652,328	2,167	-	2,167	54,273	7,235	61,508	71,069	132,577	134,744	(326,123)	(191,379)	460,949
First Eagle Overseas Variable	943,173	17,323	-	17,323	53,166	12,146	65,312	42,519	107,831	125,154	(94,085)	31,069	974,242
Invesco V.I. American Value Series I Shares	661,513	13,381	-	13,381	-	48,946	48,946	324,280	373,226	386,607	1,166,037	1,552,644	2,214,157
Invesco V.I. Diversified Dividend Series I Shares	4,448	2,795	-	2,795	-	13,996	13,996	8,569	22,565	25,360	91,095	116,455	120,903
Invesco V.I. Global Health Care Series I Shares	89,661	1,092	-	1,092	-	38,032	38,032	6,701	44,733	45,825	24,764	70,589	160,250

See Accompanying Notes.
(1) See Footnote 1

8

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Operatons and Change in Net Assets
Year Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Net Assets as of December 31, 2013
Invesco V.I. Mid Cap Core Equity Series I Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Invesco V.I. Mid Cap Growth Series I Shares(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	71,324	9	-	9	1,106	2,399	3,505	28,136	31,641	31,650	14,584	46,234	117,558
Invesco V.I. Technology Series I Shares	51,981	-	-	-	4,352	7,461	11,813	529	12,342	12,342	(16,953)	(4,611)	47,370
Janus Aspen - Balanced Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
Janus Aspen - Enterprise Institutional Shares	96,921	626	-	626	-	7,530	7,530	24,875	32,405	33,031	24,970	58,001	154,922
Janus Aspen - Flexible Bond Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
Janus Aspen - Forty Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
Janus Aspen - Global Research Institutional Shares	-	6	-	6	-	79	79	6	85	91	464	555	555
Janus Aspen - Janus Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
Janus Aspen - Overseas Institutional Shares	209,520	6,845	-	6,845	-	(17,819)	(17,819)	44,030	26,211	33,056	(3,811)	29,245	238,765
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-	-	-	-	-	-	-	-	-	-	-	-
MFS® International Growth Initial Class(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
MFS® International Value Initial Class(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
PIMCO All Asset Administrative Class	-	-	-	-	-	-	-	-	-	-	-	-	-
PIMCO All Asset Institutional Class	-	739	-	739	-	(530)	(530)	(89)	(619)	120	17,041	17,161	17,161
PIMCO Foreign Bond Institutional Class(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
PIMCO High Yield Institutional Class	74,208	4,146	-	4,146	-	1,265	1,265	(1,171)	94	4,240	(4,079)	161	74,369
PIMCO Real Return Institutional Class	4,019,289	39,192	-	39,192	15,314	(21,797)	(6,483)	(304,463)	(310,946)	(271,754)	(1,884,843)	(2,156,597)	1,862,692
PIMCO Short-Term Institutional Class	327,849	5,024	-	5,024	-	3,071	3,071	(4,132)	(1,061)	3,963	363,361	367,324	695,173
PIMCO Total Return Institutional Class	5,960,825	115,330	-	115,330	37,847	1,121	38,968	(253,829)	(214,861)	(99,531)	(1,569,800)	(1,669,331)	4,291,494

See Accompanying Notes.
(1) See Footnote 1

9

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Operatons and Change in Net Assets
Year Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Net Assets as of December 31, 2013
Royce Capital Micro Cap Investment Class	$865,802	$3,250	$-	$3,250	$17,031	$61,961	$78,992	$49,316	$128,308	$131,558	$(320,306)	$(188,748)	$677,054
Royce Capital Small Cap Investment Class	826,044	10,496	-	10,496	54,555	100,940	155,495	123,640	279,135	289,631	(71,133)	218,498	1,044,542
T. Rowe Price Blue Chip Growth	321,238	146	-	146	-	9,349	9,349	142,964	152,313	152,459	80,651	233,110	554,348
T. Rowe Price Equity Income Service Class	902,404	18,286	-	18,286	-	31,436	31,436	236,884	268,320	286,606	191,075	477,681	1,380,085
T. Rowe Price International Stock	615,722	5,954	-	5,954	-	15,163	15,163	65,729	80,892	86,846	23,553	110,399	726,121
T. Rowe Price Mid-Cap Growth	692,937	-	-	-	149,246	9,010	158,256	223,206	381,462	381,462	860,148	1,241,610	1,934,547
T. Rowe Price New America Growth	-	-	-	-	-	-	-	-	-	-	-	-	-
Third Avenue Value-VST	182,529	4,319	-	4,319	-	13,610	13,610	4,959	18,569	22,888	(60,341)	(37,453)	145,076
Van Eck VIP Global Hard Assets(1)	-	-	-	-	-	-	-	-	-	-	-	-	-
Van Eck VIP Multi-Manager Alternatives	9,238	-	-	-	58	(95)	(37)	233	196	196	(4,437)	(4,241)	4,997
Vanguard® - Capital Growth	2,508,974	24,484	-	24,484	46,030	437,871	483,901	193,827	677,728	702,212	(990,465)	(288,253)	2,220,721
Vanguard® - Conservative Allocation(1)	-	-	-	-	-	(6)	(6)	4,397	4,391	4,391	108,311	112,702	112,702
Vanguard® - Diversified Value	1,764,152	42,166	-	42,166	-	143,978	143,978	312,556	456,534	498,700	(87,786)	410,914	2,175,066
Vanguard® Balanced	2,988,073	96,978	-	96,978	84,635	126,656	211,291	424,358	635,649	732,627	897,017	1,629,644	4,617,717
Vanguard® Equity Income	-	-	-	-	-	-	-	-	-	-	-	-	-
Vanguard® Equity Index	5,337,313	117,562	-	117,562	164,121	594,649	758,770	819,889	1,578,659	1,696,221	(753,340)	942,881	6,280,194
Vanguard® Growth	16,903	94	-	94	-	6,116	6,116	1,247	7,363	7,457	(1,239)	6,218	23,121
Vanguard® High Yield Bond	-	-	-	-	-	-	-	-	-	-	-	-	-
Vanguard® International	1,369,131	20,372	-	20,372	-	66,674	66,674	219,190	285,864	306,236	(45,442)	260,794	1,629,925
Vanguard® Mid-Cap Index	2,355,362	29,716	-	29,716	92,862	81,765	174,627	716,956	891,583	921,299	726,705	1,648,004	4,003,366
Vanguard® Moderate Allocation(1)	-	-	-	-	-	-	-	-	-	-	-	-	-

See Accompanying Notes.
(1) See Footnote 1

10

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Statements of Operatons and Change in Net Assets
Year Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Net Assets as of December 31, 2013

Vanguard® Money Market	$15,413,596	$18,119	$-	$18,119	$-	$-	$-	$-	$-	$18,119	$2,696,514	$2,714,633	$18,128,229
Vanguard® REIT Index	860,878	19,338	-	19,338	23,129	57,158	80,287	(92,521)	(12,234)	7,104	174,411	181,515	1,042,393
Vanguard® Short-Term Investment Grade	-	74	-	74	28	(111)	(83)	124	41	115	12,063	12,178	12,178
Vanguard® Small Company Growth Service Class	932,079	7,519	-	7,519	83,037	70,097	153,134	373,638	526,772	534,291	463,866	998,157	1,930,236
Vanguard® Total Bond Market Index	3,158,009	77,949	-	77,949	34,645	(23,927)	10,718	(158,858)	(148,140)	(70,191)	(185,119)	(255,310)	2,902,699
Vanguard® Total Stock Market Index	745,277	3,668	-	3,668	8,476	109,788	118,264	49,877	168,141	171,809	(5,144)	166,665	911,942

See Accompanying Notes.
(1) See Footnote 1

11

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization
Transamerica Corporate Separate Account Sixteen (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.  Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contract owners of Variable Adjustable Life - Advantage X.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Global Small Cap Class 2 Shares	American Funds - Global Small Cap Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
American Funds - New World Class 2 Shares	American Funds - New World Fund Class 2 Shares
Columbia Funds Variable Insurance Trust	Columbia Funds Variable Insurance Trust
Columbia - Small Cap Value Class 1 Shares	Columbia - Small Cap Value Fund Class 1 Shares
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio
DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
DWS Investments VIT Funds	DWS Investments VIT Funds
DWS Small Cap Index	DWS Small Cap Index
Fidelity® Variable Insurance Products Funds	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Balanced Initial Class	Fidelity® VIP Balanced Portfolio Initial Class
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Initial Class	Fidelity® VIP High Income Portfolio Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
First Eagle Variable Funds	First Eagle Variable Funds
First Eagle Overseas Variable	First Eagle Overseas Variable Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Series I Shares	Invesco V.I. American Value Fund Series I Shares
Invesco V.I. Diversified Dividend Series I Shares	Invesco V.I. Diversified Dividend Fund Series I Shares
Invesco V.I. Global Health Care Series I Shares	Invesco V.I. Global Health Care Fund Series I Shares
Invesco V.I. Mid Cap Core Equity Series I Shares	Invesco V.I. Mid Cap Core Equity Fund Series I Shares
Invesco V.I. Mid Cap Growth Series I Shares	Invesco V.I. Mid Cap Growth Fund Series I Shares

12

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Small Cap Equity Series I Shares	Invesco V.I. Small Cap Equity Fund Series I Shares
Invesco V.I. Technology Series I Shares	Invesco V.I. Technology Fund Series I Shares
Janus Aspen Series	Janus Aspen Series
Janus Aspen - Balanced Institutional Shares	Janus Aspen - Balanced Portfolio Institutional Shares
Janus Aspen - Enterprise Institutional Shares	Janus Aspen - Enterprise Portfolio Institutional Shares
Janus Aspen - Flexible Bond Institutional Shares	Janus Aspen - Flexible Bond Portfolio Institutional Shares
Janus Aspen - Forty Institutional Shares	Janus Aspen - Forty Portfolio Institutional Shares
Janus Aspen - Global Research Institutional Shares	Janus Aspen - Global Research Portfolio Institutional Shares
Janus Aspen - Janus Institutional Shares	Janus Aspen - Janus Portfolio Institutional Shares
Janus Aspen - Overseas Institutional Shares	Janus Aspen - Overseas Portfolio Institutional Shares
Janus Aspen - Perkins Mid Cap Value Institutional Shares	Janus Aspen - Perkins Mid Cap Value Portfolio Institutional Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® International Growth Initial Class	MFS® International Growth Portfolio Initial Class
MFS® International Value Initial Class	MFS® International Value Portfolio Initial Class
PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO All Asset Administrative Class	PIMCO All Asset Portfolio Administrative Class
PIMCO All Asset Institutional Class	PIMCO All Asset Portfolio Institutional Class
PIMCO Foreign Bond Institutional Class	PIMCO Foreign Bond Portfolio Institutional Class
PIMCO High Yield Institutional Class	PIMCO High Yield Portfolio Institutional Class
PIMCO Real Return Institutional Class	PIMCO Real Return Portfolio Institutional Class
PIMCO Short-Term Institutional Class	PIMCO Short-Term Portfolio Institutional Class
PIMCO Total Return Institutional Class	PIMCO Total Return Portfolio Institutional Class
Royce Capital Fund	Royce Capital Fund
Royce Capital Micro Cap Investment Class	Royce Capital Micro Cap Portfolio Investment Class
Royce Capital Small Cap Investment Class	Royce Capital Small Cap Portfolio Investment Class
T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth	T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Service Class	T. Rowe Price Equity Income Service Class Portfoio
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth	T. Rowe Price New America Growth Portfolio
Third Avenue Variable Series Trust	Third Avenue Variable Series Trust
Third Avenue Value	Third Avenue Value Portfolio
Van Eck Worldwide Insurance Trust	Van Eck Worldwide Insurance Trust
Van Eck VIP Global Hard Assets	Van Eck VIP Global Hard Assets Fund
Van Eck VIP Multi-Manager Alternatives	Van Eck VIP Multi-Manager Alternatives Fund
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® - Capital Growth	Vanguard® - Capital Growth Portfolio
Vanguard® - Conservative Allocation	Vanguard® - Conservative Allocation Portfolio
Vanguard® - Diversified Value	Vanguard® - Diversified Value Portfolio
Vanguard® Balanced	Vanguard® Balanced Portfolio

13

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Income	Vanguard® Equity Income Portfolio
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® Growth	Vanguard® Growth Portfolio
Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio
Vanguard® Money Market	Vanguard® Money Market Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Small Company Growth Service Class	Vanguard® Small Company Growth Portfolio Service Class
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
MFS® International Growth Initial Class	April 29, 2013
MFS® International Value Initial Class	April 29, 2013
PIMCO Foreign Bond Institutional Class	April 29, 2013
Van Eck VIP Global Hard Assets	April 29, 2013
Vanguard® - Conservative Allocation	April 29, 2013
Vanguard® Moderate Allocation	April 29, 2013
Invesco V.I. Mid Cap Growth Series I Shares	April 27, 2012
Invesco V.I. Diversified Dividend Series I Shares	April 29, 2011
Columbia - Small Cap Value Class 1 Shares	May 4, 2010
Invesco V.I. Mid Cap Core Equity Series I Shares	May 4, 2010
Janus Aspen - Perkins Mid Cap Value Institutional Shares	May 4, 2010
Janus Aspen - Balanced Institutional Shares	January 1, 2009

The following subaccount name changes were made effective during the fiscal year ended December 31, 2013:
Subaccount	Formerly
Invesco V.I. American Value Series I Shares	Invesco Van Kampen V.I. American Value Series I Shares
Invesco V.I. Mid Cap Growth Series I Shares	Invesco Van Kampen V.I. Mid Cap Growth Series I Shares
Janus Aspen - Global Research Institutional Shares	Janus Aspen - Worldwide Institutional Shares

14

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2013.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy
The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

15

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013
2.  Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
American Funds - Global Small Cap Class 2 Shares	$19,742	$23,375
American Funds - Growth Class 2 Shares	266,997	446,022
American Funds - International Class 2 Shares	133,951	638,521
American Funds - New World Class 2 Shares	1,270,351	131,974
Columbia - Small Cap Value Class 1 Shares	-	-
DFA VA Global Bond	-	21,020
DFA VA International Small	9,154	13,041
DFA VA International Value	268,889	570,620
DFA VA Short-Term Fixed	-	-
DFA VA U.S. Large Value	29,466	4,227
DFA VA U.S. Targeted Value	15,231	10,494
DWS Small Cap Index	237,440	579,131
Fidelity® VIP Balanced Initial Class	6,968	5,087
Fidelity® VIP Contrafund® Initial Class	807,657	750,755
Fidelity® VIP Growth Initial Class	86,321	66,676
Fidelity® VIP High Income Initial Class	632,655	2,085,837
Fidelity® VIP Mid Cap Initial Class	227,098	496,784
First Eagle Overseas Variable	318,297	341,894
Invesco V.I. American Value Series I Shares	1,382,468	203,054
Invesco V.I. Diversified Dividend Series I Shares	229,159	135,269
Invesco V.I. Global Health Care Series I Shares	178,879	153,023
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-
Invesco V.I. Mid Cap Growth Series I Shares(1)	-	-
Invesco V.I. Small Cap Equity Series I Shares	26,415	10,767
Invesco V.I. Technology Series I Shares	58,546	71,148
Janus Aspen - Balanced Institutional Shares	-	-
Janus Aspen - Enterprise Institutional Shares	53,374	27,778
Janus Aspen - Flexible Bond Institutional Shares	-	-
Janus Aspen - Forty Institutional Shares	-	2
Janus Aspen - Global Research Institutional Shares	2,302	1,831
Janus Aspen - Janus Institutional Shares	-	-
Janus Aspen - Overseas Institutional Shares	80,151	77,118
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-
MFS® International Growth Initial Class(1)	-	-
MFS® International Value Initial Class(1)	-	-
PIMCO All Asset Administrative Class	-	-

16

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013
2. Investments (continued)

Subaccount	Purchases	Sales
PIMCO All Asset Institutional Class	$35,983	$18,203
PIMCO Foreign Bond Institutional Class(1)	-	-
PIMCO High Yield Institutional Class	4,197	4,088
PIMCO Real Return Institutional Class	573,053	2,403,363
PIMCO Short-Term Institutional Class	473,768	105,377
PIMCO Total Return Institutional Class	987,279	2,403,869
Royce Capital Micro Cap Investment Class	74,950	374,972
Royce Capital Small Cap Investment Class	469,018	475,069
T. Rowe Price Blue Chip Growth	101,467	20,659
T. Rowe Price Equity Income Service Class	316,707	107,341
T. Rowe Price International Stock	124,843	95,336
T. Rowe Price Mid-Cap Growth	1,097,981	88,586
T. Rowe Price New America Growth	-	-
Third Avenue Value-VST	40,895	96,919
Van Eck VIP Global Hard Assets(1)	-	-
Van Eck VIP Multi-Manager Alternatives	12,084	16,463
Vanguard® - Capital Growth	220,190	1,140,145
Vanguard® - Conservative Allocation(1)	139,355	31,043
Vanguard® - Diversified Value	608,207	653,812
Vanguard® Balanced	2,697,208	1,618,584
Vanguard® Equity Income	-	-
Vanguard® Equity Index	2,351,856	2,823,484
Vanguard® Growth	184,789	185,934
Vanguard® High Yield Bond	-	-
Vanguard® International	325,477	350,552
Vanguard® Mid-Cap Index	1,470,670	621,377
Vanguard® Moderate Allocation(1)	-	-
Vanguard® Money Market	11,983,874	9,269,019
Vanguard® REIT Index	680,299	463,421
Vanguard® Short-Term Investment Grade	27,218	15,052
Vanguard® Small Company Growth Service Class	751,981	197,556
Vanguard® Total Bond Market Index	1,382,779	1,455,294
Vanguard® Total Stock Market Index	600,875	593,877

17

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements

3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	109	(1,869)	(1,760)	-	(6,155)	(6,155)
American Funds - Growth Class 2 Shares	6,647	(120,080)	(113,433)	-	(1,225,497)	(1,225,497)
American Funds - International Class 2 Shares	4,822	(313,053)	(308,231)	-	(108,298)	(108,298)
American Funds - New World Class 2 Shares	30,960	470,607	501,567	-	19,253	19,253
Columbia - Small Cap Value Class 1 Shares	-	-	-	-	-	-
DFA VA Global Bond	-	(16,738)	(16,738)	-	(101,598)	(101,598)
DFA VA International Small	1,378	(8,668)	(7,290)	-	5,474	5,474
DFA VA International Value	37,816	(418,699)	(380,883)	-	(408,782)	(408,782)
DFA VA Short-Term Fixed	-	-	-	-	(13,162)	(13,162)
DFA VA U.S. Large Value	7,665	(237)	7,428	-	5,430	5,430
DFA VA U.S. Targeted Value	6,623	(4,925)	1,698	-	5,914	5,914
DWS Small Cap Index	15,202	(225,489)	(210,287)	-	102,234	102,234
Fidelity® VIP Balanced Initial Class	5	(1,012)	(1,007)	-	(106,053)	(106,053)
Fidelity® VIP Contrafund® Initial Class	26,073	(8,631)	17,442	-	(317,603)	(317,603)
Fidelity® VIP Growth Initial Class	13,213	(3,895)	9,318	-	(203,623)	(203,623)
Fidelity® VIP High Income Initial Class	6,332	(767,995)	(761,663)	-	755,064	755,064
Fidelity® VIP Mid Cap Initial Class	18,521	(205,825)	(187,304)	-	(522,787)	(522,787)
First Eagle Overseas Variable	2,299	(44,660)	(42,361)	-	(323,468)	(323,468)
Invesco V.I. American Value Series I Shares	11,150	467,094	478,244	-	(12,013)	(12,013)
Invesco V.I. Diversified Dividend Series I Shares	12,879	67,254	80,133	-	(24,570)	(24,570)
Invesco V.I. Global Health Care Series I Shares	5,331	8,902	14,233	-	(637)	(637)
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-	-	-	-	-
Invesco V.I. Mid Cap Growth Series I Shares(1)	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	8	11,739	11,747	-	2,952	2,952
Invesco V.I. Technology Series I Shares	1,571	(11,091)	(9,520)	-	(2,786)	(2,786)
Janus Aspen - Balanced Institutional Shares	-	-	-	-	-	-
Janus Aspen - Enterprise Institutional Shares	7,303	1,378	8,681	-	2,162	2,162

18

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Janus Aspen - Flexible Bond Institutional Shares	-	-	-	-	(395)	(395)
Janus Aspen - Forty Institutional Shares	-	-	-	-	(53,872)	(53,872)
Janus Aspen - Global Research Institutional Shares	637	(319)	318	-	-	-
Janus Aspen - Janus Institutional Shares	-	-	-	-	-	-
Janus Aspen - Overseas Institutional Shares	1,323	(1,758)	(435)	-	(109,806)	(109,806)
Janus Aspen - Perkins Mid Cap Value Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class(1)	-	-	-	-	-	-
MFS® International Value Initial Class(1)	-	-	-	-	-	-
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	2,470	9,487	11,957	-	-	-
PIMCO Foreign Bond Institutional Class(1)	-	-	-	-	-	-
PIMCO High Yield Institutional Class	-	(2,074)	(2,074)	-	(2,196)	(2,196)
PIMCO Real Return Institutional Class	40,259	(1,126,987)	(1,086,728)	-	189,581	189,581
PIMCO Short-Term Institutional Class	10,320	267,926	278,246	-	44,293	44,293
PIMCO Total Return Institutional Class	22,245	(900,156)	(877,911)	-	(446,635)	(446,635)
Royce Capital Micro Cap Investment Class	4,087	(171,084)	(166,997)	-	(247,361)	(247,361)
Royce Capital Small Cap Investment Class	5,273	(30,220)	(24,947)	-	(109,261)	(109,261)
T. Rowe Price Blue Chip Growth	7,248	35,044	42,292	-	(26,952)	(26,952)
T. Rowe Price Equity Income Service Class	7,425	90,422	97,847	-	(234,908)	(234,908)
T. Rowe Price International Stock	12,159	6	12,165	-	(163,218)	(163,218)
T. Rowe Price Mid-Cap Growth	12,319	312,877	325,196	-	(82,626)	(82,626)
T. Rowe Price New America Growth	-	-	-	-	-	-
Third Avenue Value-VST	2,123	(50,621)	(48,498)	-	(101,308)	(101,308)
Van Eck VIP Global Hard Assets(1)	-	-	-	-	-	-
Van Eck VIP Multi-Manager Alternatives	67	(3,928)	(3,861)	-	4,041	4,041
Vanguard® - Capital Growth	23,934	(478,816)	(454,882)	-	(331,837)	(331,837)
Vanguard® - Conservative Allocation(1)	-	108,121	108,121	-	-	-

19

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Vanguard® - Diversified Value	28,459	(74,689)	(46,230)	-	(371,996)	(371,996)
Vanguard® Balanced	33,811	426,741	460,552	-	(402,897)	(402,897)
Vanguard® Equity Income	-	-	-	-	-	-
Vanguard® Equity Index	101,336	(468,563)	(367,227)	-	(1,208,943)	(1,208,943)
Vanguard® Growth	222	(100)	122	-	(10,651)	(10,651)
Vanguard® High Yield Bond	-	-	-	-	(31,890)	(31,890)
Vanguard® International	27,093	(50,097)	(23,004)	-	(342,341)	(342,341)
Vanguard® Mid-Cap Index	32,425	273,684	306,109	-	(360,331)	(360,331)
Vanguard® Moderate Allocation(1)	-	-	-	-	-	-
Vanguard® Money Market	707,827	1,534,245	2,242,072	-	3,126,208	3,126,208
Vanguard® REIT Index	1,760	69,531	71,291	-	(150,996)	(150,996)
Vanguard® Short-Term Investment Grade	865	7,543	8,408	-	(5,889)	(5,889)
Vanguard® Small Company Growth Service Class	9,268	193,639	202,907	-	(266,398)	(266,398)
Vanguard® Total Bond Market Index	39,287	(157,184)	(117,897)	-	67,050	67,050
Vanguard® Total Stock Market Index	14,027	(50,620)	(36,593)	-	(202,448)	(202,448)

20

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

4.  Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
	Year			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

American Funds - Global Small Cap Class 2 Shares
	12/31/2013	52,802	$2.12	to	$2.12	$ 111,759	0.91%	-%	to	-%	28.28%	to	28.28%
	12/31/2012	54,562	1.65	to	1.65	90,027	1.34	-	to	-	18.18	to	18.18
	12/31/2011	60,717	1.40	to	1.40	84,773	1.40	-	to	-	(19.14)	to	(19.14)
	12/31/2010	54,640	1.73	to	1.73	94,351	1.18	-	to	-	22.41	to	22.41
	12/31/2009	633,959	1.41	to	1.41	894,263	-	-	to	-	61.29	to	61.29
American Funds - Growth Class 2 Shares
	12/31/2013	837,165	2.02	to	2.02	1,692,655	0.97	-	to	-	30.10	to	30.10
	12/31/2012	950,598	1.55	to	1.55	1,477,316	0.61	-	to	-	17.89	to	17.89
	12/31/2011	2,176,095	1.32	to	1.32	2,868,627	0.63	-	to	-	(4.28)	to	(4.28)
	12/31/2010	2,286,991	1.38	to	1.38	3,149,530	0.75	-	to	-	18.68	to	18.68
	12/31/2009	2,349,130	1.16	to	1.16	2,725,935	0.69	-	to	-	39.41	to	39.41
American Funds - International Class 2 Shares
	12/31/2013	517,533	1.95	to	1.95	1,007,437	1.31	-	to	-	21.63	to	21.63
	12/31/2012	825,764	1.60	to	1.60	1,321,533	1.43	-	to	-	17.91	to	17.91
	12/31/2011	934,062	1.36	to	1.36	1,267,822	2.10	-	to	-	(13.96)	to	(13.96)
	12/31/2010	1,077,786	1.58	to	1.58	1,700,321	2.18	-	to	-	7.23	to	7.23
	12/31/2009	408,115	1.47	to	1.47	600,418	1.93	-	to	-	43.07	to	43.07
American Funds - New World Class 2 Shares
	12/31/2013	608,023	2.45	to	2.45	1,490,115	1.94	-	to	-	11.38	to	11.38
	12/31/2012	106,456	2.20	to	2.20	234,246	1.13	-	to	-	17.82	to	17.82
	12/31/2011	87,203	1.87	to	1.87	162,858	1.40	-	to	-	(13.95)	to	(13.95)
	12/31/2010	263,262	2.17	to	2.17	571,348	1.28	-	to	-	17.87	to	17.87
	12/31/2009	408,927	1.84	to	1.84	752,911	1.50	-	to	-	49.65	to	49.65
Columbia - Small Cap Value Class 1 Shares
	12/31/2013	-	1.57	to	1.57	-	-	-	to	-	34.22	to	34.22
	12/31/2012	-	1.17	to	1.17	-	-	-	to	-	11.40	to	11.40
	12/31/2011	-	1.05	to	1.05	-	-	-	to	-	(5.96)	to	(5.96)
	12/31/2010(1)	-	1.11	to	1.11	-	-	-	to	-	11.47	to	11.47
DFA VA Global Bond
	12/31/2013	-	1.25	to	1.25	-	-	-	to	-	(0.35)	to	(0.35)
	12/31/2012	16,738	1.26	to	1.26	21,076	0.34	-	to	-	4.86	to	4.86
	12/31/2011	118,336	1.20	to	1.20	142,104	3.84	-	to	-	4.51	to	4.51
	12/31/2010	60,656	1.15	to	1.15	69,695	4.71	-	to	-	5.53	to	5.53
	12/31/2009	50,435	1.09	to	1.09	54,913	5.62	-	to	-	4.81	to	4.81
DFA VA International Small
	12/31/2013	72,384	1.33	to	1.33	96,196	2.28	-	to	-	27.07	to	27.07
	12/31/2012	79,674	1.05	to	1.05	83,328	2.59	-	to	-	19.41	to	19.41
	12/31/2011	74,200	0.88	to	0.88	64,986	3.07	-	to	-	(14.82)	to	(14.82)
	12/31/2010	62,654	1.03	to	1.03	64,422	1.29	-	to	-	24.80	to	24.80
	12/31/2009	51,286	0.82	to	0.82	42,254	3.00	-	to	-	39.87	to	39.87
DFA VA International Value
	12/31/2013	1,472,848	1.01	to	1.01	1,490,187	2.36	-	to	-	21.65	to	21.65
	12/31/2012	1,853,731	0.83	to	0.83	1,541,752	2.86	-	to	-	16.99	to	16.99
	12/31/2011	2,262,513	0.71	to	0.71	1,608,507	5.41	-	to	-	(16.95)	to	(16.95)
	12/31/2010	1,274,926	0.86	to	0.86	1,091,383	2.53	-	to	-	10.53	to	10.53
	12/31/2009	337,384	0.77	to	0.77	261,304	3.63	-	to	-	37.94	to	37.94

21

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013
4.	Financial Highlights (continued)

				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
	Year			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

DFA VA Short-Term Fixed
	12/31/2013	-	$1.08	to	$1.08	$ -	-%	-%	to	-%	0.25%	to	0.25%
	12/31/2012	-	1.07	to	1.07	-	-	-	to	-	0.84	to	0.84
	12/31/2011	13,162	1.06	to	1.06	14,014	0.38	-	to	-	0.43	to	0.43
	12/31/2010	12,052	1.06	to	1.06	12,778	0.57	-	to	-	1.11	to	1.11
	12/31/2009	11,416	1.05	to	1.05	11,971	2.06	-	to	-	1.86	to	1.86
DFA VA U.S. Large Value
	12/31/2013	100,752	1.56	to	1.56	157,109	1.69	-	to	-	40.82	to	40.82
	12/31/2012	93,324	1.11	to	1.11	103,343	1.95	-	to	-	21.94	to	21.94
	12/31/2011	87,894	0.91	to	0.91	79,815	1.80	-	to	-	(3.43)	to	(3.43)
	12/31/2010	76,357	0.94	to	0.94	71,799	1.95	-	to	-	20.63	to	20.63
	12/31/2009	64,391	0.78	to	0.78	50,194	2.64	-	to	-	29.93	to	29.93
DFA VA U.S. Targeted Value
	12/31/2013	83,176	1.78	to	1.78	148,041	0.89	-	to	-	44.62	to	44.62
	12/31/2012	81,478	1.23	to	1.23	100,272	1.55	-	to	-	20.12	to	20.12
	12/31/2011	75,564	1.02	to	1.02	77,420	0.82	-	to	-	(4.55)	to	(4.55)
	12/31/2010	64,591	1.07	to	1.07	69,330	0.76	-	to	-	29.07	to	29.07
	12/31/2009	49,254	0.83	to	0.83	40,961	1.49	-	to	-	26.62	to	26.62
DWS Small Cap Index
	12/31/2013	438,594	2.39	to	2.39	1,049,675	1.74	-	to	-	38.64	to	38.64
	12/31/2012	648,881	1.73	to	1.73	1,120,159	1.12	-	to	-	16.25	to	16.25
	12/31/2011	546,647	1.48	to	1.48	811,760	0.81	-	to	-	(4.41)	to	(4.41)
	12/31/2010	890,135	1.55	to	1.55	1,382,878	0.93	-	to	-	26.39	to	26.39
	12/31/2009	541,833	1.23	to	1.23	665,999	1.77	-	to	-	26.57	to	26.57
Fidelity® VIP Balanced Initial Class
	12/31/2013	33,199	2.00	to	2.00	66,232	1.58	-	to	-	19.66	to	19.66
	12/31/2012	34,206	1.67	to	1.67	57,030	1.41	-	to	-	15.07	to	15.07
	12/31/2011	140,259	1.45	to	1.45	203,222	1.17	-	to	-	(3.61)	to	(3.61)
	12/31/2010	225,008	1.50	to	1.50	338,240	1.71	-	to	-	18.07	to	18.07
	12/31/2009	238,731	1.27	to	1.27	303,944	1.92	-	to	-	38.60	to	38.60
Fidelity® VIP Contrafund® Initial Class
	12/31/2013	645,636	2.51	to	2.51	1,621,328	1.21	-	to	-	31.29	to	31.29
	12/31/2012	628,194	1.91	to	1.91	1,201,591	1.24	-	to	-	16.42	to	16.42
	12/31/2011	945,797	1.64	to	1.64	1,553,979	0.90	-	to	-	(2.53)	to	(2.53)
	12/31/2010	1,415,810	1.69	to	1.69	2,386,502	0.99	-	to	-	17.22	to	17.22
	12/31/2009	1,999,335	1.44	to	1.44	2,875,124	1.38	-	to	-	35.71	to	35.71
Fidelity® VIP Growth Initial Class
	12/31/2013	270,029	2.04	to	2.04	550,309	0.30	-	to	-	36.34	to	36.34
	12/31/2012	260,711	1.49	to	1.49	389,715	0.51	-	to	-	14.69	to	14.69
	12/31/2011	464,334	1.30	to	1.30	605,199	0.41	-	to	-	0.20	to	0.20
	12/31/2010	339,704	1.30	to	1.30	441,865	0.30	-	to	-	24.17	to	24.17
	12/31/2009	330,718	1.05	to	1.05	346,436	0.35	-	to	-	28.29	to	28.29
Fidelity® VIP High Income Initial Class
	12/31/2013	199,707	2.01	to	2.01	400,589	2.16	-	to	-	5.95	to	5.95
	12/31/2012	961,370	1.89	to	1.89	1,820,160	17.45	-	to	-	14.23	to	14.23
	12/31/2011	206,306	1.66	to	1.66	341,944	10.72	-	to	-	4.03	to	4.03
	12/31/2010	68,410	1.59	to	1.59	108,994	5.93	-	to	-	13.82	to	13.82
	12/31/2009	55,168	1.40	to	1.40	77,222	2.24	-	to	-	43.96	to	43.96
Fidelity® VIP Mid Cap Initial Class
	12/31/2013	201,860	2.28	to	2.28	460,949	0.51	-	to	-	36.23	to	36.23
	12/31/2012	389,164	1.68	to	1.68	652,328	0.48	-	to	-	14.83	to	14.83
	12/31/2011	911,951	1.46	to	1.46	1,331,203	0.26	-	to	-	(10.61)	to	(10.61)
	12/31/2010	921,727	1.63	to	1.63	1,505,217	0.38	-	to	-	28.83	to	28.83
	12/31/2009	1,392,423	1.27	to	1.27	1,764,973	0.69	-	to	-	40.09	to	40.09

22

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

4.	Financial Highlights (continued)

				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
	Year			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

First Eagle Overseas Variable
	12/31/2013	439,647	$2.22	to	$2.22	$ 974,242	1.75%	-%	to	-%	13.25%	to	13.25%
	12/31/2012	482,008	2.68	to	2.68	943,173	0.66	-	to	-	14.83	to	14.83
	12/31/2011	805,476	2.33	to	2.33	1,372,567	1.18	-	to	-	(6.29)	to	(6.29)
	12/31/2010	1,169,035	2.49	to	2.49	2,125,907	1.78	-	to	-	19.17	to	19.17
	12/31/2009	1,632,262	1.53	to	1.53	2,490,830	0.46	-	to	-	20.26	to	20.26
Invesco V.I. American Value Series I Shares
	12/31/2013	798,592	2.77	to	2.77	2,214,157	0.93	-	to	-	34.27	to	34.27
	12/31/2012	320,348	2.06	to	2.06	661,513	0.71	-	to	-	17.31	to	17.31
	12/31/2011	332,361	1.76	to	1.76	585,066	0.81	-	to	-	0.92	to	0.92
	12/31/2010	157,840	1.74	to	1.74	275,311	0.94	-	to	-	22.24	to	22.24
	12/31/2009	150,615	1.43	to	1.43	214,912	1.50	-	to	-	39.21	to	39.21
Invesco V.I. Diversified Dividend Series I Shares
	12/31/2013	84,192	1.44	to	1.44	120,903	2.72	-	to	-	31.04	to	31.04
	12/31/2012	4,059	1.10	to	1.10	4,448	0.48	-	to	-	18.72	to	18.72
	12/31/2011(1)	28,629	0.92	to	0.92	26,426	-	-	to	-	(7.69)	to	(7.69)
Invesco V.I. Global Health Care Series I Shares
	12/31/2013	66,611	2.41	to	2.41	160,250	0.78	-	to	-	40.54	to	40.54
	12/31/2012	52,378	1.71	to	1.71	89,661	-	-	to	-	20.90	to	20.90
	12/31/2011	53,015	1.42	to	1.42	75,063	-	-	to	-	3.95	to	3.95
	12/31/2010	34,189	1.36	to	1.36	46,568	-	-	to	-	5.29	to	5.29
	12/31/2009	55,369	1.29	to	1.29	71,627	0.30	-	to	-	27.67	to	27.67
Invesco V.I. Mid Cap Core Equity Series I Shares
	12/31/2013	-	1.45	to	1.45	-	-	-	to	-	28.81	to	28.81
	12/31/2012	-	1.12	to	1.12	-	-	-	to	-	10.95	to	10.95
	12/31/2011	-	1.01	to	1.01	-	-	-	to	-	(6.38)	to	(6.38)
	12/31/2010(1)	-	1.08	to	1.08	-	-	-	to	-	8.17	to	8.17
Invesco V.I. Mid Cap Growth Series I Shares(1)
	12/31/2013	-	1.35	to	1.35	-	-	-	to	-	37.01	to	37.01
	12/31/2012(1)	-	0.98	to	0.98	-	-	-	to	-	-	to	-
Invesco V.I. Small Cap Equity Series I Shares
	12/31/2013	70,771	1.66	to	1.66	117,558	0.01	-	to	-	37.47	to	37.47
	12/31/2012	59,024	1.21	to	1.21	71,324	-	-	to	-	13.89	to	13.89
	12/31/2011	56,072	1.06	to	1.06	59,492	-	-	to	-	(0.73)	to	(0.73)
	12/31/2010	31,372	1.07	to	1.07	33,528	-	-	to	-	28.54	to	28.54
	12/31/2009	21,643	0.83	to	0.83	17,995	0.23	-	to	-	21.29	to	21.29
Invesco V.I. Technology Series I Shares
	12/31/2013	25,503	1.86	to	1.86	47,370	-	-	to	-	25.14	to	25.14
	12/31/2012	35,023	1.48	to	1.48	51,981	-	-	to	-	11.28	to	11.28
	12/31/2011	37,809	1.33	to	1.33	50,429	0.18	-	to	-	(5.05)	to	(5.05)
	12/31/2010	41,764	1.40	to	1.40	58,669	-	-	to	-	21.31	to	21.31
	12/31/2009	61,492	1.16	to	1.16	71,212	-	-	to	-	57.40	to	57.40
Janus Aspen - Balanced Institutional Shares
	12/31/2013	-	1.95	to	1.95	-	-	-	to	-	20.15	to	20.15
	12/31/2012	-	1.62	to	1.62	-	-	-	to	-	13.62	to	13.62
	12/31/2011	-	1.43	to	1.43	-	-	-	to	-	1.64	to	1.64
	12/31/2010	-	1.68	to	1.68	-	-	-	to	-	8.39	to	8.39
	12/31/2009(1)	-	1.30	to	1.30	-	-	-	to	-	29.50	to	29.50

23

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

4.	Financial Highlights (continued)

				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
	Year			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

Janus Aspen - Enterprise Institutional Shares
	12/31/2013	50,519	$3.07	to	$3.07	$ 154,922	0.53%	-%	to	-%	32.38%	to	32.38%
	12/31/2012	41,838	2.32	to	2.32	96,921	-	-	to	-	17.29	to	17.29
	12/31/2011	39,676	1.98	to	1.98	78,361	-	-	to	-	(1.42)	to	(1.42)
	12/31/2010	47,137	2.00	to	2.00	94,440	0.07	-	to	-	25.85	to	25.85
	12/31/2009	41,763	1.59	to	1.59	66,487	-	-	to	-	44.83	to	44.83
Janus Aspen - Flexible Bond Institutional Shares
	12/31/2013	-	1.78	to	1.78	-	-	-	to	-	(0.14)	to	(0.14)
	12/31/2012	-	1.78	to	1.78	-	-	-	to	-	8.34	to	8.34
	12/31/2011	395	1.64	to	1.64	649	0.30	-	to	-	6.74	to	6.74
	12/31/2010	131,735	1.54	to	1.54	202,784	3.68	-	to	-	7.97	to	7.97
	12/31/2009	89,779	1.43	to	1.43	127,995	4.31	-	to	-	13.22	to	13.22
Janus Aspen - Forty Institutional Shares
	12/31/2013	-	2.79	to	2.79	-	-	-	to	-	31.23	to	31.23
	12/31/2012	-	2.12	to	2.12	-	-	-	to	-	24.16	to	24.16
	12/31/2011	53,872	1.71	to	1.71	92,178	0.39	-	to	-	(6.69)	to	(6.69)
	12/31/2010	55,753	1.83	to	1.83	102,241	0.15	-	to	-	6.75	to	6.75
	12/31/2009	635,307	1.72	to	1.72	1,091,364	0.04	-	to	-	46.33	to	46.33
Janus Aspen - Global Research Institutional Shares
	12/31/2013	318	1.74	to	1.74	555	1.63	-	to	-	28.43	to	28.43
	12/31/2012	-	1.36	to	1.36	-	-	-	to	-	20.08	to	20.08
	12/31/2011	-	1.13	to	1.13	-	-	-	to	-	(13.74)	to	(13.74)
	12/31/2010	-	1.31	to	1.31	-	-	-	to	-	15.83	to	15.83
	12/31/2009	-	1.13	to	1.13	-	-	-	to	-	37.70	to	37.70
Janus Aspen - Janus Institutional Shares
	12/31/2013	-	1.99	to	1.99	-	-	-	to	-	30.34	to	30.34
	12/31/2012	-	1.52	to	1.52	-	-	-	to	-	18.59	to	18.59
	12/31/2011	-	1.28	to	1.28	-	-	-	to	-	(5.30)	to	(5.30)
	12/31/2010	-	1.36	to	1.36	-	-	-	to	-	14.52	to	14.52
	12/31/2009	-	1.18	to	1.18	-	-	-	to	-	36.35	to	36.35
Janus Aspen - Overseas Institutional Shares
	12/31/2013	82,105	2.91	to	2.91	238,765	3.28	-	to	-	14.56	to	14.56
	12/31/2012	82,540	2.54	to	2.54	209,520	0.53	-	to	-	13.47	to	13.47
	12/31/2011	192,346	2.24	to	2.24	430,299	0.47	-	to	-	(32.17)	to	(32.17)
	12/31/2010	358,515	3.30	to	3.30	1,182,401	0.53	-	to	-	25.31	to	25.31
	12/31/2009	2,146,001	2.63	to	2.63	5,648,254	0.58	-	to	-	79.56	to	79.56
Janus Aspen - Perkins Mid Cap Value Institutional Shares
	12/31/2013	-	1.47	to	1.47	-	-	-	to	-	26.09	to	26.09
	12/31/2012	-	1.17	to	1.17	-	-	-	to	-	11.14	to	11.14
	12/31/2011	-	1.05	to	1.05	-	-	-	to	-	(2.64)	to	(2.64)
	12/31/2010(1)	-	1.08	to	1.08	-	-	-	to	-	7.73	to	7.73
MFS® International Growth Initial Class(1)
	12/31/2013(1)	-	1.07	to	1.07	-	-	-	to	-	-	to	-
MFS® International Value Initial Class(1)
	12/31/2013(1)	-	1.12	to	1.12	-	-	-	to	-	-	to	-

24

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

4.	Financial Highlights (continued)

				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
	Year			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

PIMCO All Asset Administrative Class
	12/31/2013	-	$1.85	to	$1.85	$ -	-%	-%	to	-%	0.27%	to	0.27%
	12/31/2012	-	1.43	to	1.43	-	-	-	to	-	15.11	to	15.11
	12/31/2011	-	1.24	to	1.24	-	-	-	to	-	2.07	to	2.07
	12/31/2010	-	1.22	to	1.22	-	-	-	to	-	13.32	to	13.32
	12/31/2009	-	1.07	to	1.07	-	-	-	to	-	21.74	to	21.74
PIMCO All Asset Institutional Class
	12/31/2013	11,957	1.44	to	1.44	17,161	6.98	-	to	-	0.43	to	0.43
	12/31/2012	-	1.84	to	1.84	-	-	-	to	-	14.95	to	14.95
	12/31/2011	-	1.60	to	1.60	-	-	-	to	-	1.95	to	1.95
	12/31/2010	-	1.57	to	1.57	-	-	-	to	-	13.09	to	13.09
	12/31/2009	-	1.39	to	1.39	-	-	-	to	-	21.57	to	21.57
PIMCO Foreign Bond Institutional Class(1)
	12/31/2013(1)	-	0.98	to	0.98	-	-	-	to	-	-	to	-
PIMCO High Yield Institutional Class
	12/31/2013	36,585	2.03	to	2.03	74,369	5.59	-	to	-	5.90	to	5.90
	12/31/2012	38,659	1.92	to	1.92	74,208	5.92	-	to	-	14.51	to	14.51
	12/31/2011	40,855	1.68	to	1.68	68,488	7.08	-	to	-	3.52	to	3.52
	12/31/2010	43,079	1.62	to	1.62	69,763	7.40	-	to	-	14.68	to	14.68
	12/31/2009	45,356	1.41	to	1.41	64,051	22.10	-	to	-	40.65	to	40.65
PIMCO Real Return Institutional Class
	12/31/2013	1,129,856	1.65	to	1.65	1,862,692	1.38	-	to	-	(9.08)	to	(9.08)
	12/31/2012	2,216,584	1.81	to	1.81	4,019,289	1.21	-	to	-	8.93	to	8.93
	12/31/2011	2,027,003	1.66	to	1.66	3,374,334	2.06	-	to	-	11.85	to	11.85
	12/31/2010	1,110,257	1.49	to	1.49	1,652,492	1.57	-	to	-	8.27	to	8.27
	12/31/2009	622,839	1.37	to	1.37	856,198	3.31	-	to	-	18.57	to	18.57
PIMCO Short-Term Institutional Class
	12/31/2013	529,982	1.31	to	1.31	695,173	0.90	-	to	-	0.72	to	0.72
	12/31/2012	251,736	1.30	to	1.30	327,849	1.02	-	to	-	2.93	to	2.93
	12/31/2011	207,443	1.27	to	1.27	262,467	1.09	-	to	-	0.66	to	0.66
	12/31/2010	178,475	1.26	to	1.26	224,331	0.99	-	to	-	2.26	to	2.26
	12/31/2009	203,167	1.23	to	1.23	249,729	2.29	-	to	-	7.97	to	7.97
PIMCO Total Return Institutional Class
	12/31/2013	2,413,213	1.78	to	1.78	4,291,494	2.33	-	to	-	(1.81)	to	(1.81)
	12/31/2012	3,291,124	1.81	to	1.81	5,960,825	2.70	-	to	-	9.77	to	9.77
	12/31/2011	3,737,759	1.65	to	1.65	6,167,294	2.81	-	to	-	3.77	to	3.77
	12/31/2010	3,817,171	1.59	to	1.59	6,069,702	2.59	-	to	-	8.28	to	8.28
	12/31/2009	2,987,135	1.47	to	1.47	4,386,733	5.32	-	to	-	14.24	to	14.24
Royce Capital Micro Cap Investment Class
	12/31/2013	305,219	2.22	to	2.22	677,054	0.44	-	to	-	20.99	to	20.99
	12/31/2012	472,216	1.83	to	1.83	865,802	-	-	to	-	7.60	to	7.60
	12/31/2011	719,577	1.70	to	1.70	1,226,095	2.21	-	to	-	(12.10)	to	(12.10)
	12/31/2010	836,429	1.94	to	1.94	1,621,400	1.53	-	to	-	29.96	to	29.96
	12/31/2009	1,533,140	1.49	to	1.49	2,286,821	-	-	to	-	58.04	to	58.04
Royce Capital Small Cap Investment Class
	12/31/2013	380,002	2.75	to	2.75	1,044,542	1.11	-	to	-	34.75	to	34.75
	12/31/2012	404,949	2.04	to	2.04	826,044	0.11	-	to	-	12.50	to	12.50
	12/31/2011	514,210	1.81	to	1.81	932,377	0.33	-	to	-	(3.28)	to	(3.28)
	12/31/2010	687,033	1.87	to	1.87	1,288,031	0.12	-	to	-	20.52	to	20.52
	12/31/2009	636,830	1.56	to	1.56	990,621	-	-	to	-	35.20	to	35.20

 25

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013
4.	Financial Highlights (continued)

				Unit Fair Value				Expense			Total Return***
				Corresponding to			Investment	Ratio**				Corresponding to
	Year			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

T. Rowe Price Blue Chip Growth
	12/31/2013	232,327	$2.39	to	$2.39	$ 554,348	0.03%	-%	to	-%	41.15%	to	41.15%
	12/31/2012	190,035	1.69	to	1.69	321,238	0.14	-	to	-	18.26	to	18.26
	12/31/2011	216,987	1.43	to	1.43	310,159	-	-	to	-	1.52	to	1.52
	12/31/2010	280,116	1.41	to	1.41	394,419	-	-	to	-	16.39	to	16.39
	12/31/2009	203,755	1.21	to	1.21	246,496	-	-	to	-	42.18	to	42.18
T. Rowe Price Equity Income Service Class
	12/31/2013	644,672	2.14	to	2.14	1,380,085	1.60	-	to	-	29.72	to	29.72
	12/31/2012	546,825	1.65	to	1.65	902,404	2.08	-	to	-	17.15	to	17.15
	12/31/2011	781,733	1.41	to	1.41	1,101,217	1.74	-	to	-	(0.71)	to	(0.71)
	12/31/2010	946,604	1.42	to	1.42	1,343,057	1.95	-	to	-	15.02	to	15.02
	12/31/2009	884,510	1.23	to	1.23	1,091,086	1.92	-	to	-	25.60	to	25.60
T. Rowe Price International Stock
	12/31/2013	369,989	1.96	to	1.96	726,121	0.92	-	to	-	14.05	to	14.05
	12/31/2012	357,824	1.72	to	1.72	615,722	1.09	-	to	-	18.44	to	18.44
	12/31/2011	521,042	1.45	to	1.45	756,995	1.32	-	to	-	(12.83)	to	(12.83)
	12/31/2010	716,461	1.67	to	1.67	1,194,168	0.95	-	to	-	14.45	to	14.45
	12/31/2009	720,826	1.46	to	1.46	1,049,709	2.94	-	to	-	52.39	to	52.39
T. Rowe Price Mid-Cap Growth
	12/31/2013	637,160	3.04	to	3.04	1,934,547	-	-	to	-	36.69	to	36.69
	12/31/2012	311,964	2.22	to	2.22	692,937	-	-	to	-	13.90	to	13.90
	12/31/2011	394,590	1.95	to	1.95	769,524	-	-	to	-	(1.27)	to	(1.27)
	12/31/2010	523,855	1.98	to	1.98	1,034,770	-	-	to	-	28.12	to	28.12
	12/31/2009	121,277	1.54	to	1.54	186,986	-	-	to	-	45.65	to	45.65
T. Rowe Price New America Growth
	12/31/2013	-	2.51	to	2.51	-	-	-	to	-	38.01	to	38.01
	12/31/2012	-	1.82	to	1.82	-	-	-	to	-	13.12	to	13.12
	12/31/2011	-	1.61	to	1.61	-	-	-	to	-	(1.07)	to	(1.07)
	12/31/2010	-	1.63	to	1.63	-	-	-	to	-	19.65	to	19.65
	12/31/2009	-	1.36	to	1.36	-	-	-	to	-	49.76	to	49.76
Third Avenue Value-VST
	12/31/2013	97,617	1.49	to	1.49	145,076	3.23	-	to	-	18.97	to	18.97
	12/31/2012	146,115	1.46	to	1.46	182,529	0.84	-	to	-	27.33	to	27.33
	12/31/2011	247,423	1.15	to	1.15	242,739	2.05	-	to	-	(21.31)	to	(21.31)
	12/31/2010	457,736	1.46	to	1.46	570,663	4.56	-	to	-	14.07	to	14.07
	12/31/2009	374,907	1.09	to	1.09	409,765	-	-	to	-	45.35	to	45.35
Van Eck VIP Global Hard Assets(1)
	12/31/2013(1)	-	1.13	to	1.13	-	-	-	to	-	-	to	-
Van Eck VIP Multi-Manager Alternatives
	12/31/2013	4,098	1.22	to	1.22	4,997	-	-	to	-	5.05	to	5.05
	12/31/2012	7,959	1.16	to	1.16	9,238	-	-	to	-	1.33	to	1.33
	12/31/2011	3,918	1.15	to	1.15	4,488	0.53	-	to	-	(2.27)	to	(2.27)
	12/31/2010	1,066	1.17	to	1.17	1,250	-	-	to	-	4.97	to	4.97
	12/31/2009	6,958	1.12	to	1.12	7,770	0.35	-	to	-	13.87	to	13.87
Vanguard® - Capital Growth
	12/31/2013	805,707	2.76	to	2.76	2,220,721	1.16	-	to	-	38.48	to	38.48
	12/31/2012	1,260,589	1.99	to	1.99	2,508,974	1.01	-	to	-	15.47	to	15.47
	12/31/2011	1,592,426	1.72	to	1.72	2,744,732	0.88	-	to	-	(0.93)	to	(0.93)
	12/31/2010	1,570,635	1.74	to	1.74	2,732,619	0.91	-	to	-	13.08	to	13.08
	12/31/2009	1,877,363	1.54	to	1.54	2,888,473	1.07	-	to	-	34.30	to	34.30

26

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

4.	Financial Highlights (continued)

Unit Fair Value	Expense	Total Return***
Corresponding to	Investment	Ratio**	Corresponding to
Year	Lowest to Highest	Net	Income	Lowest to	Lowest to Highest
Subaccount	Ended	Units	Expense Ratio	Assets	Ratio*	Highest	Expense Ratio

Vanguard® - Conservative Allocation(1)
12/31/2013(1)	108,121	$1.04	to	$1.04	$ 112,702	-%	-%	to	-%	-%	to	-%
Vanguard® - Diversified Value
12/31/2013	933,852	2.33	to	2.33	2,175,066	2.19	-	to	-	29.40	to	29.40
12/31/2012	980,082	1.80	to	1.80	1,764,152	2.55	-	to	-	16.50	to	16.50
12/31/2011	1,352,078	1.55	to	1.55	2,089,047	2.02	-	to	-	3.92	to	3.92
12/31/2010	1,252,738	1.49	to	1.49	1,862,566	2.85	-	to	-	9.33	to	9.33
12/31/2009	2,212,904	1.36	to	1.36	3,009,268	4.39	-	to	-	26.92	to	26.92
Vanguard® Balanced
12/31/2013	2,053,813	2.25	to	2.25	4,617,717	2.39	-	to	-	19.88	to	19.88
12/31/2012	1,593,261	1.88	to	1.88	2,988,073	3.31	-	to	-	12.56	to	12.56
12/31/2011	1,996,158	1.67	to	1.67	3,325,892	2.78	-	to	-	3.70	to	3.70
12/31/2010	2,509,577	1.61	to	1.61	4,032,188	2.91	-	to	-	11.02	to	11.02
12/31/2009	3,264,223	1.45	to	1.45	4,724,264	4.38	-	to	-	22.90	to	22.90
Vanguard® Equity Income
12/31/2013	-	2.35	to	2.35	-	-	-	to	-	30.05	to	30.05
12/31/2012	-	1.81	to	1.81	-	-	-	to	-	13.40	to	13.40
12/31/2011	-	1.59	to	1.59	-	-	-	to	-	10.27	to	10.27
12/31/2010	-	1.44	to	1.44	-	-	-	to	-	14.71	to	14.71
12/31/2009	-	1.26	to	1.26	-	-	-	to	-	16.77	to	16.77
Vanguard® Equity Index
12/31/2013	2,977,166	2.11	to	2.11	6,280,194	1.91	-	to	-	32.18	to	32.18
12/31/2012	3,344,393	1.60	to	1.60	5,337,313	1.85	-	to	-	15.86	to	15.86
12/31/2011	4,553,336	1.38	to	1.38	6,272,043	1.60	-	to	-	1.93	to	1.93
12/31/2010	4,199,569	1.35	to	1.35	5,674,999	1.97	-	to	-	14.91	to	14.91
12/31/2009	4,083,207	1.18	to	1.18	4,801,671	2.69	-	to	-	26.44	to	26.44
Vanguard® Growth
12/31/2013	11,056	2.09	to	2.09	23,121	0.48	-	to	-	35.28	to	35.28
12/31/2012	10,934	1.55	to	1.55	16,903	0.48	-	to	-	18.43	to	18.43
12/31/2011	21,585	1.31	to	1.31	28,175	0.63	-	to	-	(0.84)	to	(0.84)
12/31/2010	22,217	1.32	to	1.32	29,245	0.73	-	to	-	11.81	to	11.81
12/31/2009	13,778	1.18	to	1.18	16,219	1.67	-	to	-	35.05	to	35.05
Vanguard® High Yield Bond
12/31/2013	-	1.92	to	1.92	-	-	-	to	-	4.35	to	4.35
12/31/2012	-	1.84	to	1.84	-	18.29	-	to	-	14.30	to	14.30
12/31/2011	31,890	1.61	to	1.61	51,337	6.91	-	to	-	6.93	to	6.93
12/31/2010	55,697	1.51	to	1.51	83,849	6.88	-	to	-	12.10	to	12.10
12/31/2009	88,236	1.34	to	1.34	118,493	7.43	-	to	-	38.85	to	38.85
Vanguard® International
12/31/2013	650,863	2.50	to	2.50	1,629,925	1.42	-	to	-	23.26	to	23.26
12/31/2012	673,867	2.03	to	2.03	1,369,131	2.32	-	to	-	20.14	to	20.14
12/31/2011	1,016,208	1.69	to	1.69	1,718,603	1.67	-	to	-	(13.54)	to	(13.54)
12/31/2010	995,704	1.96	to	1.96	1,947,555	1.86	-	to	-	15.72	to	15.72
12/31/2009	1,924,239	1.69	to	1.69	3,252,372	3.94	-	to	-	42.79	to	42.79
Vanguard® Mid-Cap Index
12/31/2013	1,484,858	2.70	to	2.70	4,003,366	0.92	-	to	-	34.93	to	34.93
12/31/2012	1,178,749	2.00	to	2.00	2,355,362	1.14	-	to	-	15.82	to	15.82
12/31/2011	1,539,080	1.73	to	1.73	2,655,386	1.03	-	to	-	(2.04)	to	(2.04)
12/31/2010	1,955,982	1.76	to	1.76	3,444,813	0.97	-	to	-	25.37	to	25.37
12/31/2009	2,508,061	1.40	to	1.40	3,523,311	1.79	-	to	-	40.37	to	40.37

27

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

4.	Financial Highlights (continued)

					Unit Fair Value				Expense			Total Return***
					Corresponding to			Investment	Ratio**				Corresponding to
		Year			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount		Ended	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

Vanguard® Moderate Allocation(1)
		12/31/2013(1)	-	$1.08	to	$1.08	$ -	-%	-%	to	-%	-%	to	-%
Vanguard® Money Market
		12/31/2013	15,062,473	1.20	to	1.20	18,128,229	0.11	-	to	-	0.11	to	0.11
		12/31/2012	12,820,401	1.20	to	1.20	15,413,596	0.14	-	to	-	0.15	to	0.15
		12/31/2011	9,694,193	1.20	to	1.20	11,638,024	0.17	-	to	-	0.16	to	0.16
		12/31/2010	13,292,354	1.20	to	1.20	15,931,578	0.24	-	to	-	0.23	to	0.23
		12/31/2009	7,927,061	1.20	to	1.20	9,478,847	0.64	-	to	-	0.62	to	0.62
Vanguard® REIT Index
		12/31/2013	460,313	2.26	to	2.26	1,042,393	1.63	-	to	-	2.33	to	2.33
		12/31/2012	389,022	2.21	to	2.21	860,878	2.35	-	to	-	17.46	to	17.46
		12/31/2011	540,018	1.88	to	1.88	1,017,388	1.79	-	to	-	8.44	to	8.44
		12/31/2010	407,773	1.74	to	1.74	708,462	2.62	-	to	-	28.25	to	28.25
		12/31/2009	426,344	1.35	to	1.35	577,565	5.38	-	to	-	29.14	to	29.14
Vanguard® Short-Term Investment Grade
		12/31/2013	8,408	1.45	to	1.45	12,178	0.84	-	to	-	1.08	to	1.08
		12/31/2012	-	1.43	to	1.43	-	8.50	-	to	-	4.42	to	4.42
		12/31/2011	5,889	1.37	to	1.37	8,082	1.95	-	to	-	2.02	to	2.02
		12/31/2010	66,089	1.35	to	1.35	88,905	2.92	-	to	-	5.22	to	5.22
		12/31/2009	158,169	1.28	to	1.28	202,222	1.65	-	to	-	13.86	to	13.86
Vanguard® Small Company Growth Service Class
		12/31/2013	694,025	2.78	to	2.78	1,930,236	0.54	-	to	-	46.54	to	46.54
		12/31/2012	491,118	1.90	to	1.90	932,079	0.26	-	to	-	14.65	to	14.65
		12/31/2011	757,516	1.66	to	1.66	1,253,950	0.17	-	to	-	1.36	to	1.36
		12/31/2010	688,211	1.63	to	1.63	1,123,935	0.34	-	to	-	31.79	to	31.79
		12/31/2009	1,089,334	1.24	to	1.24	1,349,921	1.13	-	to	-	39.38	to	39.38
Vanguard® Total Bond Market Index
		12/31/2013	1,869,969	1.55	to	1.55	2,902,699	2.55	-	to	-	(2.29)	to	(2.29)
		12/31/2012	1,987,866	1.59	to	1.59	3,158,009	2.77	-	to	-	4.02	to	4.02
		12/31/2011	1,920,816	1.53	to	1.53	2,933,434	3.30	-	to	-	7.65	to	7.65
		12/31/2010	2,209,955	1.42	to	1.42	3,135,105	3.57	-	to	-	6.50	to	6.50
		12/31/2009	2,526,817	1.33	to	1.33	3,365,814	4.30	-	to	-	5.94	to	5.94
Vanguard® Total Stock Market Index
		12/31/2013	410,069	2.22	to	2.22	911,942	0.59	-	to	-	33.28	to	33.28
		12/31/2012	446,662	1.67	to	1.67	745,277	1.81	-	to	-	16.33	to	16.33
		12/31/2011	649,110	1.43	to	1.43	931,054	1.39	-	to	-	0.83	to	0.83
		12/31/2010	659,316	1.42	to	1.42	937,887	1.89	-	to	-	17.11	to	17.11
		12/31/2009	911,098	1.21	to	1.21	1,106,704	1.94	-	to	-	28.26	to	28.26

	(1)	See footnote 1

	*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

28

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

4.	Financial Highlights (continued)

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return.  Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

29

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

5. Administrative and Mortality and Expense Risk Charges

On each monthly deduction day, TLIC currently deducts a mortality and expense risk charge equal to an annual rate of .75% of the cash value in the Subaccounts in policy years 1-30 and .10% thereafter for policies issued on or after January 1, 2010.  For policies issued prior to January 1, 2010, the highest TLIC currently deducts for mortality and expense risk charge is .90% (annually) of the cash value in the Subaccounts for policy years 1-9 and .15% thereafter. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.  TLIC also deducts a monthly charge to compensate TLIC for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death.  This charge varies from policy to policy and month to month and is dependent upon a number of variables.  TLIC currently deducts .25% of premium received up to target premium in Policy year 1 (for a cumulative total of 18% through Policy year 7) and 0% of premium received in excess of target premium in Policy year 1.  For policies issued prior to January 1, 2010, The highest current monthly deferred sales load is 0.30% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1.  TLIC can increase this charge for all Policies, but the maximum guaranteed monthly deferred sales charge is 0.300% of all premium received in Policy year 1 (for a cumulative total of 21.60%).  TLIC also currently deducts a monthly administrative fee equal to $5 in all policy years, up to a $10 maximum.  Charges to contract owner accounts are made directly through the reduction of units.

6. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation.  The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC.  Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account.   Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

30

Transamerica Life Insurance Company
Transamerica Corporate Separate Account Sixteen
Notes to Financial Statements
December 31, 2013

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.
9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

31

Financial Statements and Schedules – Statutory Basis

Transamerica Life Insurance Company

Years Ended December 31, 2013, 2012 and 2011

Transamerica Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2013, 2012 and 2011

Contents

Report of Independent Auditors	1

Audited Financial Statements

Balance Sheets – Statutory Basis	3
Statements of Operations – Statutory Basis	5
Statements of Changes in Capital and Surplus – Statutory Basis	7
Statements of Cash Flow – Statutory Basis	10
Notes to Financial Statements – Statutory Basis	12

Statutory-Basis Financial Statement Schedules

Summary of Investments – Other Than Investments in Related Parties	112
Supplementary Insurance Information	113
Reinsurance	114

Report of Independent Auditors

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Life Insurance Company, which comprise the balance sheets as of December 31, 2013 and 2012, the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Iowa the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young

April 25, 2014

Contents
Transamerica Life Insurance Company
Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)
	December 31
	2013	2012
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,987,142	$4,386,102
Bonds:
Affiliated entities	34,550	40,426
Unaffiliated entities	36,152,281	36,681,566
Preferred stocks:
Affiliated entities	7,162	7,162
Unaffiliated entities	132,631	111,471
Common stocks:
Affiliated entities (cost: 2013 - $952,237; 2012 - $961,200)	1,453,290	1,440,426
Unaffiliated entities (cost: 2013 - $124,346; 2012 - $167,843)	174,006	218,026
Mortgage loans on real estate	5,636,535	5,756,749
Real estate, at cost less accumulated depreciation (2013 - $37,450; 2012 - $41,312)
Home office properties	68,008	70,864
Investment properties	6,599	8,090
Properties held for sale	3,841	4,100
Policy loans	687,569	708,794
Receivables for securities	135	4,475
Securities lending reinvested collateral assets	3,182,425	2,160,218
Derivatives	364,307	557,584
Collateral balance	6,626	6,213
Other invested assets	2,017,036	2,290,392
Total cash and invested assets	51,914,143	54,452,658

Accrued investment income	451,834	465,779
Cash surrender value of life insurance policies	325,576	316,533
Premiums deferred and uncollected	130,831	125,291
Current federal income tax recoverable	71,861	–
Net deferred income tax asset	621,446	652,973
Reinsurance receivable	140,529	158,536
Receivable from parent, subsidiaries and affiliates	30,968	51,246
Accounts receivable	276,529	290,758
General agents pension fund	49,480	44,732
Reinsurance deposit receivable	178,513	167,223
Amounts incurred under modified coinsurance agreement	23,764	35,403
Goodwill	20,484	27,968
Other assets	19,945	23,928
Separate account assets	61,020,160	48,684,223
Total admitted assets	$115,276,063	$105,497,251

Contents

	December 31
	2013	2012
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$15,230,889	$14,844,093
Annuity	15,055,747	15,866,274
Accident and health	3,813,084	3,678,436
Policy and contract claim reserves:
Life	265,018	238,728
Accident and health	177,536	169,217
Liability for deposit-type contracts	3,722,996	5,187,660
Other policyholders’ funds	21,462	21,289
Federal income taxes payable	–	6,704
Municipal reverse repurchase agreements	88,979	89,724
Remittances and items not allocated	421,501	445,323
Case level liability	2,685	3,696
Payable for derivative cash collateral	385,440	971,392
Asset valuation reserve	858,072	915,880
Interest maintenance reserve	787,475	840,245
Funds held under reinsurance treaties	5,363,800	5,940,038
Reinsurance in unauthorized reinsurers	445	513
Commissions and expense allowances payable on reinsurance assumed	39,546	46,585
Payable to parent, subsidiaries and affiliates	20,926	7,245
Payable for securities	16,680	10,364
Payable for securities lending	3,182,425	2,160,218
Borrowed money	209,442	85,516
Transfers from separate accounts due or accrued (including $(1,230,598) and $(915,131) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2013 and 2012, respectively)	(1,206,171)	(2,496,726)
Amounts withheld or retained	184,022	157,590
Derivatives	794,550	357,183
Bank owned life insurance surrender payable	–	1,610,622
Other liabilities	201,421	260,341
Separate account liabilities	60,920,240	48,608,538
Total liabilities	110,558,210	100,026,688

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding at December 31, 2013 and 2012	6,762	6,762
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value - $58,000) at December 31, 2013 and 2012; Series B, $10 per share par value, 250,000 shares authorized, 117,154 shares issued and 117,154 shares outstanding (total liquidation value -$1,171,540) at December 31, 2013 and 2012	1,597	1,597
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2013 and 2012	(58,000)	(58,000)
Surplus notes	150,000	150,000
Paid-in surplus	3,374,951	3,346,065
Unassigned surplus	1,242,543	2,024,139
Total capital and surplus	4,717,853	5,470,563
Total liabilities and capital and surplus	$115,276,063	$105,497,251

See accompanying notes.

Contents

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,281,088	$1,147,190	$337,360
Annuity	13,493,424	9,948,086	8,845,105
Accident and health	760,723	711,538	681,591
Net investment income	2,394,136	2,729,527	2,615,858
Amortization of interest maintenance reserve	43,674	31,284	71,742
Commissions and expense allowances on reinsurance ceded	555,759	504,373	(1,597,611)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	759,484	603,433	494,516
Reserve adjustment on reinsurance ceded	(82,824)	(2,160,914)	(159,096)
IMR adjustment due to reinsurance	(1,535)	63,262	307,904
Consideration received on reinsurance recapture and novations	244,825	43,455	–
Income from administrative service agreement with affilate	96,209	74,457	60,237
Other income	100,385	72,054	85,154
	19,645,348	13,767,745	11,742,760
Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,106,251	940,593	993,834
Accident and health benefits	534,396	494,903	473,566
Annuity benefits	1,061,005	1,067,932	1,082,923
Surrender benefits	6,567,152	5,930,279	5,703,634
Other benefits	163,164	195,827	199,349
Increase (decrease) in aggregate reserves for policies and contracts:
Life	406,341	18,775	(201,230)
Annuity	(811,515)	(770,871)	(1,353,277)
Accident and health	134,648	150,798	88,562
	9,161,442	8,028,236	6,987,361
Insurance expenses:
Commissions	1,273,297	1,094,907	1,132,581
General insurance expenses	742,876	660,695	687,102
Taxes, licenses and fees	89,585	89,428	83,034
Net transfers to separate accounts	7,252,579	3,033,966	5,167,168
Change in case level liability	(1,011)	(1,284)	(2,434)
Consideration paid on reinsurance transactions	–	–	352,463
Reinsurance transaction - modco reserve adjustment on reinsurance assumed	(234,885)	(205,194)	(218,566)
Other expenses	301,162	46,754	602,274
	9,423,603	4,719,272	7,803,622
Total benefits and expenses	18,585,045	12,747,508	14,790,983
Gain (loss) from operations before dividends to policyholders, federal income tax benefit and net realized capital gains (losses) on investments	$1,060,303	$1,020,237	$(3,048,223)

See accompanying notes.

Contents

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011

Dividends to policyholders	$8,579	$8,651	$9,496
Gain (loss) from operations before federal income tax benefit and net realized capital gains (losses) on investments	1,051,724	1,011,586	(3,057,719)
Federal income tax benefit	(288,531)	(162,504)	(174,917)
Gain (loss) from operations before net realized capital gains (losses) on investments	1,340,255	1,174,090	(2,882,802)
Net realized capital (losses) gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(1,282,720)	(382,526)	423,536
Net income (loss)	$57,535	$791,564	$(2,459,266)

See accompanying notes.

Contents

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other				Total
	Common	Preferred	Treasury	than Special	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus

Balance at January 1, 2011	$6,762	$1,597	$(58,000)	$554,923	$150,000	$3,117,153	$525,689	$4,298,124
Net loss	–	–	–	–	–	–	(2,459,266)	(2,459,266)
Change in net unrealized capital gains/losses, net of tax	–	–	–	–	–	–	583,550	583,550
Change in net unrealized foreign exchange gains/losses, net of tax	–	–	–	–	–	–	(6,120)	(6,120)
Change in net deferred income tax asset	–	–	–	–	–	–	136,907	136,907
Change in other nonadmitted assets	–	–	–	–	–	–	(2,392)	(2,392)
Change in provision for reinsurance in unauthorized companies	–	–	–	–	–	–	(2,546)	(2,546)
Change in asset valuation reserve	–	–	–	–	–	–	16,524	16,524
Change in surplus in separate accounts	–	–	–	–	–	–	(2,863)	(2,863)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	2,474,106	2,474,106
Change in admitted deferred tax asset pursuant to SSAP No. 10R	–	–	–	(122,355)	–	–	–	(122,355)
Capital contribution	–	–	–	–	–	200,000	–	200,000
Dissolution of NEF Investment Company	–	–	–	–	–	–	(1,185)	(1,185)
Long-term incentive compensation	–	–	–	–	–	9,158	–	9,158
Balance at December 31, 2011	$6,762	$1,597	$(58,000)	$432,568	$150,000	$3,326,311	$1,262,404	$5,121,642

Contents

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other				Total
	Common	Preferred	Treasury	than Special	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2011	$6,762	$1,597	$(58,000)	$432,568	$150,000	$3,326,311	$1,262,404	$5,121,642
Net income	–	–	–	–	–	–	791,564	791,564
Change in net unrealized capital gains/losses, net of tax	–	–	–	–	–	–	2	2
Change in net unrealized foreign exchange gains/losses, net of tax	–	–	–	–	–	–	9,563	9,563
Change in net deferred income tax asset	–	–	–	–	–	–	(105,935)	(105,935)
Change in other nonadmitted assets	–	–	–	–	–	–	49,645	49,645
Change in provision for reinsurance in unauthorized companies	–	–	–	–	–	–	9,087	9,087
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	973	973
Change in asset valuation reserve	–	–	–	–	–	–	(36,401)	(36,401)
Change in surplus in separate accounts	–	–	–	–	–	–	8,197	8,197
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(34,731)	(34,731)
Dividends to stockholders	–	–	–	–	–	–	(300,000)	(300,000)
Correction of error - IMR adjustment	–	–	–	–	–	–	(8,889)	(8,889)
Correction of error - claim waiver adjustment	–	–	–	–	–	–	(20,341)	(20,341)
Correction of error - reinsurance IMR gain deferral	–	–	–	–	–	–	(33,567)	(33,567)
Change in admitted deferred tax asset pursuant pursuant to SSAP No. 101	–	–	–	(432,568)	–	–	432,568	–
Long-term incentive compensation	–	–	–	–	–	19,754	–	19,754
Balance at December 31, 2012	$6,762	$1,597	$(58,000)	$–	$150,000	$3,346,065	$2,024,139	$5,470,563

Contents

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

							Total
	Common	Preferred	Treasury	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2012	$6,762	$1,597	$(58,000)	$150,000	$3,346,065	$2,024,139	$5,470,563
Net income	–	–	–	–	–	57,535	57,535
Change in net unrealized capital gains/losses, net of tax	–	–	–	–	–	(332,167)	(332,167)
Change in net unrealized foreign exchange capital gains/losses, net of tax	–	–	–	–	–	(12,070)	(12,070)
Change in net deferred income tax asset	–	–	–	–	–	32,931	32,931
Change in other nonadmitted assets	–	–	–	–	–	(252,549)	(252,549)
Change in provision for reinsurance in unauthorized companies	–	–	–	–	–	68	68
Change in asset valuation reserve	–	–	–	–	–	57,808	57,808
Change in surplus in separate accounts	–	–	–	–	–	23,962	23,962
Change in surplus as a result of reinsurance	–	–	–	–	–	(172,114)	(172,114)
Dividends to stockholders	–	–	–	–	–	(150,000)	(150,000)
Correction of error - AG 38 reserve adjustment	–	–	–	–	–	(35,000)	(35,000)
Long-term incentive compensation	–	–	–	–	28,886	–	28,886
Balance at December 31, 2013	$6,762	$1,597	$(58,000)	$150,000	$3,374,951	$1,242,543	$4,717,853

See accompanying notes.

Contents

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Operating activities
Premiums collected, net of reinsurance	$15,526,495	$11,814,188	$9,977,873
Net investment income received	2,401,849	2,671,763	2,807,544
Miscellaneous income (expense)	1,257,207	(976,256)	1,162,966
Benefit and loss related payments	(9,398,383)	(8,664,812)	(9,577,187)
Net transfers to separate accounts	(5,937,543)	(4,796,312)	(4,563,220)
Commissions, expenses paid and aggregate write-ins for deductions	(4,150,135)	(278,351)	(332,606)
Dividends paid to policyholders	(8,782)	(9,263)	(9,884)
Federal and foreign income taxes recovered	152,345	188,989	92,471
Net cash used in operating activities	(156,947)	(50,054)	(442,043)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	7,346,483	10,121,509	16,891,112
Common stocks	65,723	52,538	168,476
Preferred stocks	13,742	59,805	63,880
Mortgage loans	1,070,214	1,468,644	1,466,463
Real estate and properties held for sale	3,900	19,355	26,978
Other invested assets	599,468	486,960	528,027
Receivable for securities	10,656	24,450	13,693
Securities lending reinvested collateral assets	–	1,360,086	436,576
Miscellaneous proceeds	24,164	27,906	321,467
Total investment proceeds	9,134,350	13,621,253	19,916,672

Costs of investments acquired:
Bonds	(6,800,695)	(6,763,489)	(9,541,749)
Common stocks	(11,041)	(59,779)	(292,401)
Preferred stocks	(36,314)	(25,851)	(60,610)
Mortgage loans	(956,947)	(373,806)	(191,262)
Real estate and properties held for sale	(2,998)	(2,894)	(1,343)
Other invested assets	(191,522)	(251,237)	(382,939)
Derivatives	(1,312,329)	(508,177)	–
Securities lending reinvested collateral assets	(1,022,207)	–	–
Miscellaneous applications	(816)	(1,666)	(2,145)
Total cost of investments acquired	(10,334,869)	(7,986,899)	(10,472,449)
Net decrease in policy loans	21,225	18,890	18,994
Net cost of investments acquired	(10,313,644)	(7,968,009)	(10,453,455)
Net cash (used in) provided by investing activities	(1,179,294)	5,653,244	9,463,217

Contents

Transamerica Life Insurance Company
Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)
	Year Ended December 31
	2013	2012	2011

Financing and miscellaneous activities
Net withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	$(1,558,971)	$(825,256)	$(1,726,008)
Borrowed funds	123,544	85,269	–
Funds held under reinsurance treaties with unauthorized reinsurers	(737,894)	(2,057,558)	(5,531,199)
Dividends paid to stockholders	(150,000)	(300,000)	–
Capital contribution received	(1,296)	–	200,000
Receivable from parent, subsidiaries and affiliates	20,278	102,917	94,676
Payable to parent, subsidiaries and affiliates	13,681	(235,867)	(233,864)
Payable for securities lending	1,022,207	(1,360,086)	(436,576)
Other cash provided	205,732	257,041	155,168
Net cash used in financing and miscellaneous activities	(1,062,719)	(4,333,540)	(7,477,803)

Net (decrease) increase in cash, cash equivalents and short-term investments	(2,398,960)	1,269,650	1,543,371

Cash, cash equivalents and short-term investments:
Beginning of year	4,386,102	3,116,452	1,573,081
End of year	$1,987,142	$4,386,102	$3,116,452

See accompanying notes.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)

December 31, 2013
1. Organization and Summary of Significant Accounting Policies
Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), Aegon USA, LLC (25.99% of preferred shares) and Transamerica International Holdings, Inc. (100% of common shares).
Nature of Business
The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:
Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.
All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.
If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.
For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.
Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.
Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.
The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.
Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.
Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.
Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.
Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.
Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.
Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.
Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.
Other significant accounting policies are as follows:
Investments
Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.
Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.
Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.
The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.
Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.
Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.
If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.
The Company is restricted to trading Primus Guaranty, Ltd (Primus) a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The Company’s interest in Primus does not meet the definition of an affiliate, and is therefore accounted for as an unaffiliated common stock investment. The carrying amount in Primus, which is carried at fair value, as of December 31, 2013 and 2012 was $45,463 and $49,416, respectively.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.
Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Policy loans are reported at unpaid principal balances.
The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.
Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.
Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2013 and 2012, the Company excluded investment income due and accrued of $1,393 and $281, respectively, with respect to such practices.
For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Derivative Instruments
Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities.
Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.
Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.
Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.
Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.
Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.
Total return swaps are used in the asset/liability management process to mitigate the risk created when the company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to an equity or interest rate index) and floating leg (tied to LIBOR) amounts based on an underlying

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.
Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.
Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.
Collars are used in the asset/liability management process to mitigate the residual risk created when the company has issued minimum guarantee insurance contracts linked to an index. These collars are similar to options where the underlying index provides for the market value movements. The collars do not accrue interest. Typically, no cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Collars that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Collars that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.
Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue

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Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.
The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.
The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaption, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is amortized throughout the life of the swaption. These swaptions are carried at fair value with fair value adjustments recorded in unassigned surplus.
The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

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Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.
The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect, converts a fixed U.S. Treasury into a hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.
The Company holds some warrants linked to an Argentina Government GDP as part of an authorized workout from the Argentina Brady Bonds. The Company was put into these warrants and did not voluntarily transaction into these types of instruments. The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.
Separate Accounts
The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.
Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.
Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance

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Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $12,450,327, $9,341,436 and $9,381,447 in 2013, 2012 and 2011, respectively. In addition, the Company received $759,484, $603,433 and $494,516 in 2013, 2012 and 2011, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.
Aggregate Reserves for Policies and Contracts
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.
The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.
Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.
Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

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Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.
Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.
During 2012, the Company reported a decrease in reserves, net of reinsurance, on account of a change in valuation basis of $1,381 due to changing from the 1980 CSO mortality table to the minimum valuation standard of the 2001 CSO mortality table for a block of joint life universal life with secondary guarantee policies. Partially offsetting this decrease was a $408 increase in reserves on account of a change in valuation basis due to coding in the reserve valuation system reserves which had been held constant since 2008 for paid-up additions on a block of participating policies. The net decrease in reserves of $973 due to the changes in valuation bases has been credited directly to unassigned surplus.
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

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Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.
Municipal Reverse Repurchase Agreements
Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.
These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.
Claims and Claim Adjustment Expense
Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

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Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:
	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2013
2013	$–	$562,502	$173,599	$388,903
2012 and prior	1,016,235	16,100	352,478	679,857
	1,016,235	$578,602	$526,077	1,068,760
Active life reserve	2,831,418			2,921,860
Total accident and health reserves	$3,847,653			$3,990,620
	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2012
2012	$–	$523,543	$166,571	$356,972
2011 and prior	943,279	51,495	335,510	659,264
	943,279	$575,038	$502,081	1,016,236
Active life reserve	2,740,356			2,831,417
Total accident and health reserves	$3,683,635			$3,847,653
The Company’s unpaid claims reserve was increased by $16,100 and $51,495 for the years ended December 31, 2013 and 2012, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2013 and 2012 resulted primarily from variances in the estimated frequency of claims and claim severity.
The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2013 and 2012 was $27,677 and $26,289, respectively. The Company incurred $16,738 and paid $15,349 of claim adjustment expenses during 2013, of which $10,398 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $13,288 and paid $13,608 of claim adjustment expenses during 2012, of which $10,113 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2013 or 2012.

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Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.
Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans
Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an accrued expense in the amount of $28,886, $19,754 and $9,158 for the years ended December 31, 2013, 2012 and 2011, respectively.
Recent Accounting Pronouncements
Effective December 31, 2013 the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the Company’s financial position or results of operations as revisions relate to disclosures only. See Note 15 for further discussion.
Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14, and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89, Accounting for Pensions, A Replacement of SSAP No. 8. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other post retirement plans as sponsored by Aegon.

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Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.
Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.
Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.
Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.
Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.
Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These

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Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.
Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.
Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $432,568 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.
For the year ended December 31, 2011, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011. This change in accounting principle increased surplus by a net amount of $432,568 at December 31, 2011, which has been recorded within the statements of changes in capital and surplus.

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Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees. See Note 13 on Commitments and Contingencies for further details.
Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100 to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision required a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.
Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.
Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. See Note 13 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.
Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses

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Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.
Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.
Effective January 1, 2014, the Company will adopt SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.
Effective December 31, 2014, the Company will adopt revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision will have no impact to the financial position and results of operations of the Company.
Reclassifications
Certain reclassifications have been made to the 2011 financial statements to conform to the 2012 presentation.
During 2012, the Company changed the presentation of various reinsurance related balances. As a result of these changes, $91,236 was reclassified from Remittances and items not allocated to Other liabilities as of December 31, 2011. In addition, $807,484 and $237,399, respectively, was reclassified between the Net transfers to separate accounts line and the Surrender benefits line in the 2011 and 2010 Statements of Operations to conform to the 2012 presentation. Lastly, Reinsurance transaction – modco reserve adjustment on reinsurance assumed was presented as a separate line item in 2012. As a result of this change in presentation, $(218,566) and $(262,273), respectively, was reclassed between the Other expenses line and the Reinsurance transaction – modco reserve adjustment on reinsurance assumed line in the 2011 and 2010 Statements of Operations to conform to the 2012 presentation.
2. Prescribed and Permitted Statutory Accounting Practices
The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

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Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The State of Iowa has adopted a prescribed practice that differs from that found in the NAIC SAP related to the admission of a parental guarantee in the equity value calculation of TLIC Riverwood Reinsurance, Inc. (TRRI), a wholly owned subsidiary of the Company. As prescribed by Iowa Administrative Code 191-99.11(5), the Company is entitled to value its ownership in TRRI at a value equal to the audited statutory surplus of TRRI, which includes the parental guarantee provided by Aegon USA, LLC as an admissible asset, whereas SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 would not allow the admissibility of such an asset.
The NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits and secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.
The Company, with the permission of the Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life insurance subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited foreign statutory equity, utilizing adjustments as outlined in SSAP No. 97.
The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:
	2013	2012	2011

Net income, State of Iowa basis	$57,535	$791,564	$(2,459,266)
State prescribed practice for parental guarantee	–	–	–
State prescribed practice for secondary guarantee reinsurance	–	–	–
State permitted practice for valuation of wholly-owned foreign life subsidiary	–	–	–
Net income, NAIC SAP	$57,535	$791,564	$(2,459,266)

Statutory surplus, State of Iowa basis	$4,717,853	$5,470,563	$5,121,642
State prescribed practice for parental guarantee	(751,027)	(724,720)	(675,044)
State prescribed practice for secondary guarantee reinsurance	(3,529,931)	(3,364,455)	(3,149,987)
State permitted practice for valuation of wholly-owned foreign life subsidiary	51,123	42,539	19,129
Statutory surplus, NAIC SAP	$488,018	$1,423,927	$1,315,740
During 2011, the Company entered into a retrocession reinsurance contract and subsequent novation agreements with respect to each of the unaffiliated retroceded reinsurance contracts. The retrocession reinsurance contract transferred the Company’s liabilities to SCOR SE (SCOR), a Societas Europaea organized under the laws of France, and subsequently facilitated the ultimate novation of third party retrocession reinsurance contracts in support of the exiting of the reinsurance operations. No additional net consideration was contemplated upon execution of the novation agreements. Therefore, the Company had the same net retained risk of zero both prior to and subsequent to the execution of the novations.
SSAP No. 61 defines novation agreements as one which extinguishes one entity’s liability and moves it to another entity, which is applicable under this situation. The retrocession agreement had all references to the Company removed and replaced with SCOR upon completion of the novations. SSAP No. 61 does not specifically address novation and releases related to retrocession agreements, however as both cedents and retrocessionaires in this situation are a party to the agreement, the intent of the novation and release is consistent with the application for direct cedents application of the standard. Thus, the Company reported the novation and

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
release similar to a novation, as outlined in paragraphs 53-56 of SSAP No. 61, with direct adjustments to the balance sheet.

3. Accounting Changes and Correction of Errors
During 2013, the Company determined the correct data had not been utilized in the stand-alone asset adequacy analysis as defined under Actuarial Guideline XXXVIII section 8C (AG38 8C). The error resulted in an understatement of the additional asset adequacy reserve recorded at December 31, 2012 in the amount of $35,000. This was corrected in 2013, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of capital and surplus.
Effective December 16, 2011, the Company released an IMR liability associated with the block of business ceded to an unaffiliated entity on a coinsurance basis. Since the portion of the block of business ceded did not represent more than one percent of the Company’s general account liabilities, the IMR liability should not have been released when the reinsurance transaction was effected. The error resulted in an understatement of the IMR liability in the amount of $8,889. This was corrected in 2012, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of changes in capital and surplus.
Effective August 9, 2011, the Company released an IMR liability associated with a block of business retroceded to an unaffiliated entity. The gain on the release of the IMR liability should have been deferred through unassigned surplus but was instead included in the statements of operations. The error resulted in an overstatement of net income in the amount of $33,567. This was corrected in 2012, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of changes in capital and surplus. The offsetting adjustment is to the change in surplus as a result of reinsurance line within the statements of operations. There was no net impact to surplus as a result of this correction.
During 2012, the Company discovered an error in the calculation of waiver of premium reserves for long term care business due to the use of inaccurate premiums waived data. The error resulted in an understatement of reserves of $20,341 as of December 31, 2011. This has been reported as a correction of an error in the statement of changes in capital and surplus.
4. Fair Values of Financial Instruments
The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Determination of fair value
The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.
To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.
Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Fair value hierarchy
The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:
Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.
Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means
Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.
Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.
Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.
Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.
Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Real estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.
Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indexes, third party pricing services and internal models.
Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.
Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.
Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.
Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.
Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.
Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.
Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.
The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2013 and 2012, respectively:
	December 31
	2013
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,045,230	$1,045,230	$–	$1,045,230	$–	$–
Short-term notes receivable from affiliates	788,088	788,088	–	788,088	–	–
Bonds	38,262,814	36,186,831	3,972,279	33,309,819	980,716	–
Preferred stocks, other than affiliates	133,646	132,631	–	123,216	10,430	–
Common stocks, other than affiliates	174,006	174,006	61,276	222	112,508	–
Mortgage loans on real estate	5,973,239	5,636,535	–	–	5,973,239	–
Other invested assets	172,399	160,190	–	162,183	10,216	–
Options	143,367	140,462	–	132,401	10,966	–
Interest rate swaps	192,151	143,061	–	192,151	–	–
Currency swaps	63,157	49,114	–	63,157	–	–
Credit default swaps	30,964	14,646	–	30,964	–	–
Equity swaps	17,024	17,024	–	17,024	–	–
Policy loans	687,569	687,569	–	687,569	–	–
Securities lending reinvested collateral	3,181,767	3,182,425	–	3,181,767	–	–
Receivable from parent, subsidiaries and affiliates	30,968	30,968	–	30,968	–	–
Separate account assets	61,043,535	61,020,160	57,359,585	3,632,927	51,023	–

Liabilities
Investment contract liabilities	14,083,069	12,886,932	–	345,969	13,737,100	–
Options	47,437	47,437	–	47,437	–	–
Interest rate swaps	39,264	475,857	–	(50,065)	89,329	–
Currency swaps	26,486	38,219	–	26,486	–	–
Credit default swaps	(15,305)	28,037	–	(15,305)	–	–
Equity swaps	205,000	205,000	–	205,000	–	–
Payable to parent, subsidiaries and affiliates	20,926	20,926	–	20,926	–	–
Separate account annuity liabilities	53,551,005	53,552,968	–	53,429,793	121,212	–
Surplus notes	160,790	150,000	–	160,790	–	–

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
	December 31
	2012
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$3,899,465	$3,899,465	$–	$3,899,465	$–	$–
Short-term notes receivable from affiliates	411,200	411,200	–	411,200	–	–
Bonds	40,790,267	36,721,992	4,064,778	35,427,671	1,297,818	–
Preferred stocks, other than affiliates	111,258	111,471	–	101,853	9,405	–
Common stocks, other than affiliates	218,026	218,026	68,173	257	149,596	–
Mortgage loans on real estate	6,343,771	5,756,749	–	–	6,343,771	–
Other invested assets	172,494	157,176	–	159,145	13,349	–
Options	205,942	205,942	–	205,942	–	–
Interest rate swaps	1,667,275	298,750	–	1,648,192	19,083	–
Currency swaps	64,632	40,080	–	64,632	–	–
Credit default swaps	24,874	12,812	–	24,874	–	–
Policy loans	708,794	708,794	–	708,794	–	–
Securities lending reinvested collateral	2,159,184	2,160,218	–	2,159,184	–	–
Receivable from parent, subsidiaries and affiliates	51,246	51,246	–	51,246	–	–
Separate account assets	48,756,861	48,684,223	43,059,585	5,693,280	3,996	–

Liabilities
Investment contract liabilities	16,244,099	15,014,811	–	1,107,623	15,136,476	–
Options	49,393	49,393	–	49,393	–	–
Interest rate swaps	406,498	212,460	–	367,059	39,439	–
Currency swaps	58,388	68,895	–	58,388	–	–
Credit default swaps	7,285	26,435	–	7,285	–	–
Payable to parent, subsidiaries and affiliates	7,245	7,245	–	7,245	–	–
Separate account annuity liabilities	40,655,573	40,658,385	–	40,509,576	145,997	–
Surplus notes	168,588	150,000	–	–	168,588	–

Contents

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2013 and 2012:
	2013
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$–	$20,830	$–	$20,830
Industrial and miscellaneous	–	90,121	7,084	97,205
Hybrid securities	–	12,046	–	12,046
Total bonds	–	122,997	7,084	130,081
Preferred stock
Industrial and miscellaneous	–	–	164	164
Total common stock	–	–	164	164
Common stock
Mutual funds	1,205	69	–	1,274
Industrial and miscellaneous	60,070	154	112,508	172,732
Total common stock	61,275	223	112,508	174,006
Short-term investments
Government	–	38,498	–	38,498
Industrial and miscellaneous	–	650,309	–	650,309
Mutual funds	–	343,231	–	343,231
Intercompany notes receivable	–	788,088	–	788,088
Sweep accounts	–	13,194	–	13,194
Total short-term investments	–	1,833,320	–	1,833,320
Derivative assets	–	366,432	10,966	377,398
Separate account assets	57,334,188	3,014,655	43,120	60,391,963
Total assets	$57,395,463	$5,337,627	$173,842	$62,906,932
Liabilities:
Derivative liabilities	$–	$312,514	$89,329	$401,843
Separate account liabilities	8,054	5,147	–	13,201
Total liabilities	$8,054	$317,661	$89,329	$415,044

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$103,093	$8,147	$111,240
Hybrid securities	–	4,287	–	4,287
Total bonds	–	107,380	8,147	115,527
Common stock
Mutual funds	250	69	–	319
Industrial and miscellaneous	67,923	188	149,596	217,707
Total common stock	68,173	257	149,596	218,026
Short-term investments
Government	–	82,823	–	82,823
Industrial and miscellaneous	–	3,284,316	–	3,284,316
Mutual funds	–	484,005	–	484,005
Intercompany notes receivable	–	411,200	–	411,200
Sweep accounts	–	48,320	–	48,320
Total short-term investments	–	4,310,664	–	4,310,664
Derivative assets	–	288,874	(20,355)	268,519
Separate account assets	43,036,673	4,980,375	807	48,017,855
Total assets	$43,104,846	$9,687,550	$138,195	$52,930,591
Liabilities:
Derivative liabilities	$–	$66,150	$–	$66,150
Separate account liabilities	4,653	3,829	–	8,482
Total liabilities	$4,653	$69,979	$–	$74,632
Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.
Preferred stock in Level 3 is being internally calculated.
Common stock in Level 2 represents common stock being carried at book value and some warrants that are valued using vendor inputs. Common stock in Level 3 is comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.
Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.
Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
prices from exchange-traded derivatives, other OTC trades or external pricing services. The Level 3 derivative liability is a credit swap calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.
Separate account assets are valued and classified in the same way as general account assets (described above). For example, separate account assets in Level 3 are those valued using broker quotes or internal modeling which utilize unobservable inputs.
During 2013 and 2012, there were no transfers between Level 1 and 2, respectively.
The following tables summarize the changes in assets and liabilities classified in Level 3 for 2013 and 2012:
	Beginning Balance at January 1, 2013	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
Government	$–	$78	$–	$(1)	$(77)
RMBS	2,192	–	88	(1,181)	913
Other	5,955	–	–	32	(1,823)
Preferred stock	–	–	–	–	–
Common stock	149,596	–	–	(83)	(44)
Derivatives	(20,355)	–	–	–	(111,102)
Separate account assets	807	–	758	43,120	(1)
Total	$138,195	$78	$846	$41,887	$(112,134)
	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2013
Bonds
Government	$–	$–	$–	$–	$–
RMBS	–	–	–	4	1,832
Other	141	1,975	159	869	5,252
Preferred stock	164	–	–	–	164
Common stock	103	–	34,101	2,963	112,508
Derivatives	(5,327)	3,990	–	(54,431)	(78,363)
Separate account assets	–	–	–	48	43,120
Total	$(4,919)	$5,965	$34,260	$(50,547)	$84,513

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
	Beginning Balance at January 1, 2012	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$26,721	$12,792	$20,573	$24	$(6,115)
Other	5,527	2,800	2,242	(535)	393
Preferred stock	1,236	–	–	–	–
Common stock	177,568	333	470	(1,391)	(1,239)
Derivatives	(9,633)	–	–	–	31,944
Separate account assets	746,827	–	8,196	(724,329)	65
Total	$948,246	$15,925	$31,481	$(726,231)	$25,048
	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2012
Bonds
RMBS	$–	$–	$–	$10,657	$2,192
Other	207	966	–	1,161	5,955
Preferred stock	–	–	1,236	–	–
Common stock	837	–	26,042	–	149,596
Derivatives	(32,793)	–	–	9,873	(20,355)
Separate account assets	–	–	9,994	3,566	807
Total	$(31,749)	$966	$37,272	$25,257	$138,195

(a) Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements of Operations
(b) Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus
The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.
Transfers in for bonds were the result of securities being valued using third party vendor inputs as of December 31, 2012 and 2011, subsequently changing to being valued using internal models during 2013 and 2012. In addition, transfers in for bonds were the result of securities being carried at amortized cost at December 31, 2012 and 2011, subsequently changing to being carried at fair value during 2013 and 2012. Transfers in for bonds were also the result of securities being valued using third party vendor inputs as of December 31, 2011, subsequently changing to being valued using broker quotes during 2012.
Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012 and 2011, subsequently changing to

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2013 and 2012. In addition, transfers out for bonds were attributed to securities being carried at fair value at December 31, 2011, subsequently changing to being carried at amortized cost during 2012. Transfers out for bonds were also the result of securities being valued using internal models at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012.
In addition, transfers in for common stock were attributed to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being valued using broker quotes which utilize unobservable inputs, thus causing the transfer in during 2012. Also, there were securities that were valued using broker quotes which utilize observable inputs, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2012.
Transfers out for common stock were attributed to securities being valued using a stale price at December 31, 2011, subsequently changing to being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2012. In addition, transfers out for common stock were attributed to securities being valued using broker quotes at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012.
Transfers out for separate account assets were attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012 and 2011, subsequently changing to being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2013 and 2012.
Nonrecurring fair value measurements
As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2013, the Company has several parcels of land that it is exploring the sale of. Therefore, these properties are carried at fair value less cost to sell, which amounts to $1,496. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2013.
The Company also had parcels of land that were held for sale as of December 31, 2012. Fair value less cost to sell of these properties was $4,100.
Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
5. Investments
The carrying amounts and estimated fair value of investments in bonds and preferred stock are as follows:
			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$3,609,781	$169,035	$105	$104,231	$3,674,480
State, municipal and other government	805,302	42,366	8,654	18,882	820,132
Hybrid securities	451,745	18,192	33,493	1,731	434,713
Industrial and miscellaneous	21,678,122	2,190,512	57,284	143,834	23,667,514
Mortgage and other asset-backed securities	9,607,331	437,922	345,544	71,558	9,628,151
	36,152,281	2,858,027	445,080	340,236	38,224,990
Unaffiliated preferred stocks	132,631	8,167	5,318	1,834	133,646
	$36,284,912	$2,866,194	$450,398	$342,070	$38,358,636
			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$2,980,978	$778,329	$–	$50	$3,759,257
State, municipal and other government	802,196	104,712	8,884	324	897,700
Hybrid securities	499,556	14,971	101,545	1,522	411,460
Industrial and miscellaneous	21,604,497	3,425,875	36,414	17,759	24,976,199
Mortgage and other asset-backed securities	10,794,339	543,136	633,313	4,087	10,700,075
	36,681,566	4,867,023	780,156	23,742	40,744,691
Unaffiliated preferred stocks	111,471	9,909	8,786	1,336	111,258
	$36,793,037	$4,876,932	$788,942	$25,078	$40,855,949
At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 374 and 430 securities with a carrying amount of $3,611,683 and $4,671,096 and an unrealized loss of $450,398 and $788,942 with an average price of 87.5 and 83.1 (fair value/amortized cost). Of this portfolio, 64.6% and 52.0% were investment grade with associated unrealized losses of $245,895 and $289,823, respectively.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 950 and 231 securities with a carrying amount of $7,498,242 and $1,021,012 and an unrealized loss of $342,071 and $25,078 with an average price of 95.4 and 97.5 (fair value/amortized cost). Of this portfolio, 95.3% and 85.2% were investment grade with associated unrealized losses of $322,110 and $17,955, respectively.
At December 31, 2013 and 2012, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 3 and 3 securities with a cost of $15 and $10 and an unrealized loss of $10 and $9 with an average price of 33.4 and 7.2 (fair value/cost).
At December 31, 2013 and 2012, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 6 and 14 securities with a cost of $1,448 and $12,588 and an unrealized loss of $9 and $263 with an average price of 99.4 and 97.9 (fair value/cost).
The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2013 and 2012 is as follows:
	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2013

Unaffiliated bonds:
United States Government and agencies	$5,544	$1,768,737	$1,774,281
State, municipal and other government	34,613	263,662	298,275
Hybrid securities	145,220	59,006	204,226
Industrial and miscellaneous	657,577	3,483,083	4,140,660
Mortgage and other asset-backed securities	2,297,319	1,552,422	3,849,741
	3,140,273	7,126,910	10,267,183
Unaffiliated preferred stocks	21,013	29,262	50,275
Unaffiliated common stocks	5	1,439	1,444
	$3,161,291	$7,157,611	$10,318,902

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2012

Unaffiliated bonds:
United States Government and agencies	$–	$33,517	$33,517
State, municipal and other government	63,124	6,233	69,357
Hybrid securities	213,598	4,892	218,490
Industrial and miscellaneous	440,974	711,538	1,152,512
Mortgage and other asset-backed securities	3,139,452	232,431	3,371,883
	3,857,148	988,611	4,845,759
Unaffiliated preferred stocks	25,005	7,324	32,329
Unaffiliated common stocks	1	12,325	12,326
	$3,882,154	$1,008,260	$4,890,414
The carrying amount and estimated fair value of bonds at December 31, 2013, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
		Estimated
	Carrying	Fair
	Amount	Value
Due in one year or less	$824,740	$841,476
Due after one year through five years	7,550,541	8,157,453
Due after five years through ten years	5,945,427	6,222,593
Due after ten years	12,224,242	13,375,317
	26,544,950	28,596,839
Mortgage and other asset-backed securities	9,607,331	9,628,151
	$36,152,281	$38,224,990
For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.
Residential Mortgage-Backed Securities (RMBS) Sector
At December 31, 2013, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $1,212,678 and a carrying value of $1,429,094, resulting in a gross unrealized loss of $216,416. Residential mortgage-backed securities are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit characteristics and are pooled together and sold in tranches. The Company’s RMBS includes prime jumbo pass-throughs and collateralized

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
mortgage obligations (CMOs), Alt-A RMBS, negative amortization RMBS, government sponsored enterprise (GSE) guaranteed pass-throughs and reverse mortgage RMBS. The unrealized loss in the sector is primarily a result of the housing downturn in the United States that started in 2007. The housing market in the United States has shown signs of improvement as evidenced by rising home prices and sales volume. Positive trends in the housing market have led to improvements in borrower delinquencies and prepayment rates as well as liquidation timelines. Loss severities on liquidated properties remain elevated for subprime loans but are starting to show signs of improvement for other RMBS sectors. The improving home prices and credit performance led to credit spread tightening across the asset class.
All RMBS of Aegon USA are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. Aegon’s RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities, and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size, and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.
Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.
If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2013.

Contents
There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2013 and 2012. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value during the year ended December 31, 2011.
	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2011

OTTI recognized 1st quarter:
Intent to sell	$4,977	$660	$–	$4,317
Total 1st quarter OTTI on loan-backed securities	4,977	660	–	4,317

OTTI recognized 3rd quarter:
Intent to sell	160,578	5,973	–	154,605
Total 3rd quarter OTTI on loan-backed securities	160,578	5,973	–	154,605

Aggregate total	$165,555	$6,633	$–	$158,922
The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.
	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2013
1st quarter present value of cash flows expected to be less than the amortized cost basis	$351,042	$12,627	$338,415	$256,977
2nd quarter present value of cash flows expected to be less than the amortized cost basis	145,924	5,514	140,410	109,898
3rd quarter present value of cash flows expected to be less than the amortized cost basis	212,457	22,867	189,590	151,843
4th quarter present value of cash flows expected to be less than the amortized cost basis	284,290	10,202	274,088	223,193
Aggregate total	$993,713	$51,210	$942,503	$741,911

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$357,700	$23,038	$334,662	$210,662
2nd quarter present value of cash flows expected to be less than the amortized cost basis	515,449	23,147	492,302	338,584
3rd quarter present value of cash flows expected to be less than the amortized cost basis	515,274	25,476	489,798	348,834
4th quarter present value of cash flows expected to be less than the amortized cost basis	154,272	7,923	146,349	96,789
Aggregate total	$1,542,695	$79,584	$1,463,111	$994,869
	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$350,420	$11,851	$338,569	$224,716
2nd quarter present value of cash flows expected to be less than the amortized cost basis	483,217	23,151	460,066	303,615
3rd quarter present value of cash flows expected to be less than the amortized cost basis	483,427	12,763	470,664	287,099
4th quarter present value of cash flows expected to be less than the amortized cost basis	583,778	29,379	554,399	398,138
Aggregate total	$1,900,842	$77,144	$1,823,698	$1,213,568

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
The following loan-backed and structured securities were held at December 31, 2013, for which an OTTI was recognized during the current reporting period:
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
02148YAJ3	$5,495	$5,357	$138	$5,357	$2,947	1Q 2013
02149QAD2	23,455	23,148	307	23,148	19,472	1Q 2013
026936AA2	121,698	117,269	4,429	117,269	89,722	1Q 2013
045427AE1	1,448	767	681	767	84	1Q 2013
05953YAG6	961	937	24	937	713	1Q 2013
12668ACG8	12,280	12,088	192	12,088	9,426	1Q 2013
14984WAA8	5,603	5,484	119	5,484	5,285	1Q 2013
23332UGM0	8,057	7,971	86	7,971	6,774	1Q 2013
35729PPZ7	12,106	10,535	1,571	10,535	614	1Q 2013
3622NAAE0	39,998	39,654	344	39,654	35,204	1Q 2013
39539KAF0	1,319	1,268	51	1,268	1,236	1Q 2013
40430FAF9	557	235	322	235	184	1Q 2013
46628SAJ2	6,200	5,885	315	5,885	5,991	1Q 2013
52108HV84	1,821	1,776	45	1,776	1,062	1Q 2013
52524YAA1	394	1	393	1	1	1Q 2013
759676AJ8	5,409	5,330	79	5,330	3,962	1Q 2013
75970JAJ5	3,713	3,658	55	3,658	3,096	1Q 2013
75971EAF3	4,821	4,728	93	4,728	3,578	1Q 2013
759950GY8	8,588	8,450	138	8,450	6,775	1Q 2013
761118VY1	12,033	11,795	238	11,795	9,405	1Q 2013
81379EAD4	38	–	38	–	1	1Q 2013
86358EZU3	4,226	3,651	575	3,651	248	1Q 2013
12669FX73	1,873	1,840	33	1,840	1,645	1Q 2013
41161PKD4	1,995	1,967	28	1,967	1,409	1Q 2013
36298JAA1	6,390	6,017	373	6,017	4,122	1Q 2013
3622NAAC4	506	502	4	502	444	1Q 2013
32113JAE5	905	255	650	255	255	1Q 2013
32113JAD7	1,289	990	299	990	415	1Q 2013
12667GCH4	4,871	4,726	145	4,726	3,816	1Q 2013
59020UTF2	469	446	23	446	243	1Q 2013
759950FJ2	1,681	1,479	202	1,479	409	1Q 2013
41161PPQ0	45,925	45,402	523	45,402	36,111	1Q 2013
32113JAC9	4,918	4,804	114	4,804	2,328	1Q 2013
026936AA2	115,022	112,915	2,107	112,915	94,786	2Q 2013
05953YAG6	903	890	13	890	666	2Q 2013
126694A32	6,158	6,114	44	6,114	5,155	2Q 2013
14984WAA8	5,350	5,261	89	5,261	5,101	2Q 2013
24763LDE7	642	637	5	637	494	2Q 2013
32054YAD5	51	–	51	–	37	2Q 2013
40430FAF9	227	116	111	116	41	2Q 2013
52108HV84	1,703	1,288	415	1,288	1,029	2Q 2013
68400DAG9	2,339	53	2,286	53	11	2Q 2013
83611MMM7	7,430	7,128	302	7,128	408	2Q 2013
86358EZU3	3,632	3,609	23	3,609	181	2Q 2013
12669FX73	1,774	1,753	21	1,753	1,613	2Q 2013
59020UTF2	445	407	38	407	244	2Q 2013
61753NAC4	248	239	9	239	132	2Q 2013
02146QAB9	48,026	46,874	1,152	46,874	38,081	3Q 2013
02149QAD2	22,095	22,064	31	22,064	18,608	3Q 2013
045427AE1	754	559	195	559	192	3Q 2013
059515AC0	4,993	4,753	240	4,753	3,614	3Q 2013
05953YAG6	862	822	40	822	648	3Q 2013

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
12638DAA4	$44,284	$39,885	$4,399	$39,885	$42,951	3Q 2013
35729PPZ7	10,512	8,807	1,705	8,807	351	3Q 2013
36245RAA7	1,374	1,364	10	1,364	1,032	3Q 2013
40430FAF9	109	102	7	102	33	3Q 2013
52108HV84	1,288	741	547	741	1,051	3Q 2013
61754HAB8	1,499	1,453	46	1,453	1,045	3Q 2013
68400DAG9	47	5	42	5	3	3Q 2013
759676AJ8	5,012	4,916	96	4,916	4,119	3Q 2013
75970JAJ5	3,546	3,468	78	3,468	2,916	3Q 2013
75970QAH3	4,717	4,601	116	4,601	4,030	3Q 2013
75971EAF3	4,607	4,544	63	4,544	3,649	3Q 2013
759950GY8	7,751	7,586	165	7,586	6,295	3Q 2013
761118VY1	11,024	10,873	151	10,873	8,066	3Q 2013
83611MMM7	7,118	6,863	255	6,863	356	3Q 2013
83611XAE4	41	–	41	–	–	3Q 2013
86358EZU3	3,591	2,144	1,447	2,144	156	3Q 2013
12669FX73	1,674	1,545	129	1,545	1,523	3Q 2013
52524YAF0	8,504	7,846	658	7,846	5,605	3Q 2013
75970QAD2	4,362	4,260	102	4,260	3,782	3Q 2013
50180CAH3	12,551	1,975	10,576	1,975	2,902	3Q 2013
59020UTF2	407	136	271	136	253	3Q 2013
759950FJ2	1,472	1,173	299	1,173	459	3Q 2013
61753NAC4	237	231	6	231	123	3Q 2013
02149QAD2	22,999	22,648	351	22,648	20,204	4Q 2013
026936AA2	107,095	106,470	625	106,470	91,016	4Q 2013
045427AE1	553	21	532	21	85	4Q 2013
12666UAC7	16,308	15,968	340	15,968	15,957	4Q 2013
126685DZ6	689	633	56	633	693	4Q 2013
12668WAC1	9,754	9,422	332	9,422	8,727	4Q 2013
24763LDE7	1,153	686	467	686	1,035	4Q 2013
35729PPZ7	8,796	7,707	1,089	7,707	308	4Q 2013
40430FAF9	95	47	48	47	37	4Q 2013
52524MAW9	7,496	6,628	868	6,628	5,047	4Q 2013
759676AJ8	4,613	4,464	149	4,464	3,973	4Q 2013
75970JAJ5	3,419	3,263	156	3,263	2,814	4Q 2013
75970QAH3	4,550	4,335	215	4,335	4,022	4Q 2013
75971EAF3	4,469	4,265	204	4,265	3,719	4Q 2013
759950GY8	7,270	6,981	289	6,981	6,183	4Q 2013
761118RM2	1,818	1,490	328	1,490	1,620	4Q 2013
83611MMM7	6,854	6,457	397	6,457	757	4Q 2013
86358EZU3	2,128	835	1,293	835	132	4Q 2013
75970QAD2	4,208	4,016	192	4,016	3,771	4Q 2013
32113JAD7	917	804	113	804	400	4Q 2013
50180CAH3	1,975	1,892	83	1,892	3,157	4Q 2013
61915RBB1	14,486	14,466	20	14,466	11,849	4Q 2013
150794AE5	14,945	14,787	158	14,787	1,478	4Q 2013
759950FJ2	1,112	698	414	698	761	4Q 2013
45660LWD7	4,138	3,530	608	3,530	5,484	4Q 2013
86359DDX2	19,714	19,595	119	19,595	19,464	4Q 2013
32113JAC9	4,518	4,151	367	4,151	2,336	4Q 2013
12640WAG5	5,248	4,869	379	4,869	5,553	4Q 2013
45660LKW8	2,970	2,957	13	2,957	2,611	4Q 2013

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2013 and 2012 is as follows:
	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2013
The aggregate amount of unrealized losses	$431,297	$73,616
The aggregate related fair value of securities with unrealized losses	2,382,851	1,567,711
	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2012
The aggregate amount of unrealized losses	$787,684	$4,100
The aggregate related fair value of securities with unrealized losses	3,247,332	245,722
Detail of net investment income (loss) is presented below:
	Year Ended December 31
	2013	2012	2011
Income (loss):
Bonds	$1,790,117	$1,905,410	$2,147,304
Preferred stocks	7,675	9,320	9,136
Common stocks	11,539	168,713	48,828
Mortgage loans on real estate	386,189	411,742	469,635
Real estate	13,737	17,328	19,488
Policy loans	46,023	48,012	46,677
Cash, cash equivalents and short-term investments	4,148	7,509	5,010
Derivatives	159,548	197,183	(29,303)
Other invested assets	58,685	35,582	6,183
Other	22,891	34,107	11,912
Gross investment income	2,500,552	2,834,906	2,734,870
Less investment expenses	106,416	105,379	119,012
Net investment income	$2,394,136	$2,729,527	$2,615,858

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:
	Year Ended December 31
	2013	2012	2011

Proceeds	$6,198,656	$9,180,982	$16,303,347

Gross realized gains	$33,986	$292,804	$581,820
Gross realized losses	(40,720)	(45,003)	(85,014)
Net realized capital gains (losses)	$(6,734)	$247,801	$496,806
The Company had gross realized losses for the years ended December 31, 2013, 2012 and 2011 of $53,495, $88,836 and $127,005, respectively, which relate to losses recognized on other-than-temporary declines in the fair values of bonds and preferred stocks.
Net realized capital gains (losses) on investments are summarized below:
	Realized
	Year Ended December 31
	2013	2012	2011

Bonds	$(58,782)	$158,547	$370,867
Preferred stocks	(1,447)	418	5,557
Common stocks	4,869	(621)	22,701
Mortgage loans on real estate	(9,397)	13,802	(2,171)
Real estate	(578)	7,190	4,287
Cash, cash equivalents and short-term investments	35	9	13
Derivatives	(1,312,329)	(508,177)	304,713
Other invested assets	141,926	112,293	91,017
	(1,235,703)	(216,539)	796,984
Federal income tax effect	(57,648)	(94,705)	(185,043)
Transfer to interest maintenance reserve	10,631	(71,282)	(188,405)
Net realized capital gains (losses) on investments	$(1,282,720)	$(382,526)	$423,536
At December 31, 2013 and 2012, the Company had recorded investments in restructured securities of $694 and $8,476, respectively. The capital gains (losses) taken as a direct result of restructures in 2013, 2012 and 2011 were $(339), $167 and $(4,361), respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses, were as follows:
	Change in Unrealized
	Year Ended December 31
	2013	2012	2011

Bonds	$40,651	$108,175	$(143,599)
Preferred stocks	36	3,957	(3,816)
Common stocks	(3,170)	21,290	(19,959)
Affiliated entities	21,826	(25,164)	461,477
Mortgage loans on real estate	1,106	6,270	(2,196)
Derivatives	(602,212)	(98,933)	239,967
Other invested assets	1,542	14,749	103,189
Change in unrealized capital gains/losses, before taxes	(540,221)	30,344	635,063
Taxes on unrealized capital gains/losses	195,984	(20,779)	(57,633)
Change in unrealized capital gains/losses, net of tax	$(344,237)	$9,565	$577,430
The credit quality of mortgage loans by type of property for the year ended December 31, 2013 were as follows:
	Farm	Commercial	Total
AAA - AA	$–	$3,595,825	$3,595,825
A	82,523	1,603,801	1,686,324
BBB	29,209	241,320	270,529
BB	–	73,145	73,145
B	–	10,712	10,712
	$111,732	$5,524,803	$5,636,535
The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
During 2013, the Company issued mortgage loans with a maximum interest rate of 5.30% and a minimum interest rate of 3.14% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 93%. During 2012, the Company issued mortgage loans with a maximum interest rate of 5.40% and a minimum interest rate of 3.44% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 75%. During 2013, the Company reduced the interest rate by 0.6% on one outstanding mortgage loans with statement value of $6,009. During 2012, the Company reduced the interest rate by 1% on two outstanding mortgages with statement value of $13,326.
The following tables provide the age analysis of mortgage loans aggregated by type:
		Residential		Commercial
December 31, 2013	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded Investment (All)
(a) Current	$111,731	$–	$–	$–	$5,417,941	$77,348	$5,607,020
(b) 30-59 Days Past Due	–	–	–	–	29,515	–	29,515
(c) 60-89 Days Past Due	–	–	–	–	–	–	–
(d) 90-179 Days Past Due	–	–	–	–	–	–	–
(e) 180+ Days Past Due	–	–	–	–	–	–	–
		Residential		Commercial
December 31, 2012	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded Investment (All)
(a) Current	$191,520	$–	$–	$–	$5,429,225	$125,263	$5,746,008
(b) 30-59 Days Past Due	–	–	–	–	5,468	–	5,468
(c) 60-89 Days Past Due	–	–	–	–	5,273	–	5,273
(d) 90-179 Days Past Due	–	–	–	–	–	–	–
(e) 180+ Days Past Due	–	–	–	–	–	–	–
At December 31, 2013 and 2012, one mortgage loan with a carrying value of $0 was non-income producing for the previous 180 days. There was no accrued interest related to this mortgage loan at December 31, 2013 or 2012. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2013 and 2012 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.
At December 31, 2013 and 2012, respectively, the Company held $35,249 and $37,459 in impaired loans with related allowance for credit losses of $1,017 and $2,124. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2013

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
and 2012, respectively. The average recorded investment in impaired loans during 2013 and 2012 was $36,488 and $41,959, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:
	Year Ended December 31
	2013	2012	2011

Balance at beginning of period	$2,123	$8,394	$6,198
Additions, net charged to operations	11,194	500	6,599
Recoveries in amounts previously charged off	(12,300)	(6,770)	(4,403)
Balance at end of period	$1,017	$2,124	$8,394
The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2013, 2012 and 2011, respectively, the Company recognized $2,571, $2,879 and $3,701 of interest income on impaired loans. Interest income of $2,710, $2,971 and $3,610, respectively, was recognized on a cash basis for the years ended December 31, 2013, 2012 and 2011.
At December 31, 2013 and 2012, the Company held a mortgage loan loss reserve in the AVR of $73,275 and $54,808, respectively.
The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:
Geographic Distribution			Property Type Distribution
	December 31			December 31
	2013	2012		2013	2012

South Atlantic	26%	25%	Retail	28%	27%
Pacific	24	22	Office	25	27
Middle Atlantic	16	15	Apartment	24	20
Mountain	13	15	Industrial	14	18
E. North Central	8	9	Other	5	3
W. North Central	5	6	Agricultural	2	3
W. South Central	5	5	Medical	2	2
E. South Central	2	2
New England	1	1

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2013, 2012 and 2011, the Company had mortgage loans with a total net admitted asset value of $1,918, $2,176 and $2,416, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2013, 2012 and 2011 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2013, 2012 or 2011.
During 2013, the Company recorded an impairment of $2,335 for its investment in Iowa First Capital Fund, L.P. and $6,357 for its investment in VSS Communications Partnership IV, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund is not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.
During 2012, the Company recorded an impairment of $97 for its investment in Yucaipa Equity Partners, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund is not anticipated. The write-down is included in net realized capital gains (losses) within the statements of operations.
During 2011, the Company recorded an impairment of $5,770 for its investment in William Blair Mezzanine Capital Fund III, L.P., an impairment of $8,799 for its investment in Harbour Group Investments IV, L.P. and an impairment of $1,697 for its investment in e-Financial Ventures I, L.P. The impairments were taken because the decline in fair value of the funds was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.
At December 31, 2013, the Company had ownership interests in forty-four LIHTC investments. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2014 to 2029 is $3,621. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.
At December 31, 2012, the Company had ownership interests in fifty LIHTC investments. The remaining years of unexpired tax credits ranged from one to thirteen, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2013 to 2029 was $23,053. There were no impairment losses, write-downs or reclassifications during 2012 related to any of these credits.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table provides the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2013 and 2012:
		December 31, 2013
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$1,133	$3,384
Total		$1,133	$3,384
		December 31, 2012
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$2,810	$5,060
Total		$2,810	$5,060
*The unused amount reflects credits that the Company deems will be realizable in the period from 2014 to 2016.
The Company had no non-transferable state tax credits.
The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.
Derivatives
The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).
At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $961,597 and $1,962,723, respectively.
At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $817,818 and $521,564, respectively.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2013 and 2012, the Company has recorded $597,943 and $42,816, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain.
The Company did not recognize any unrealized gains or losses during 2013 and 2012 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.
The Company did not recognize any income from options contracts for the years ended December 31, 2013, 2012 or 2011.
For the years ended December 31, 2013, 2012 and 2011, the Company recognized $2,551, $0 and $12,456, respectively, in capital gains (losses) related to call option transactions.
For the years ended December 31, 2013, 2012 and 2011, the Company recognized $0, $(226) and $0, respectively, in capital gains (losses) related to put option transactions.
For the years ended December 31, 2013, 2012 and 2011, the Company recognized $(181,425), $0 and $0, respectively, in capital gains (losses) related to collar option transactions.
The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 30 years for forecasted hedge transactions.
At December 31, 2013 and 2012, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.
As of December 31, 2013 and 2012, the Company has accumulated deferred gains in the amount of $51,025 and $66,410, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.
For the years ended December 31, 2013, 2012 and 2011, the Company recognized $(338,457), $(113,293) and $149,614, respectively, in capital gains (losses) related to interest rate swap transactions.
For the years ended December 31, 2013, 2012 and 2011, the Company recognized $0, $0 and $(2,509), respectively, in capital gains (losses) related to foreign exchange swap transactions.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $0, $0 and $(1,641), respectively, in capital gains (losses) related to foreign currency forward transactions.
For the years ended December 31, 2013, 2012 and 2011, the Company recognized $(528,893), $(307,838) and $0, respectively, in capital gains (losses) related to total return swap transactions.
For the years ended December 31, 2013, 2012 and 2011, the Company recognized $1,264, $6,989 and $(390) respectively, in capital gains (losses) related to credit swap transactions, of which are made up primarily replication transactions.
At December 31, 2013, 2012 and 2011, the Company had replicated assets with a fair value of $3,575,011, $3,571,947 and $2,965,038 and credit default and forward starting interest rate swaps with a fair value of $71,737, $(143,165) and $(195,744), respectively.
As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2013, credit default swaps, used in replicating corporate bonds are as follows:

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
50953,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	$4,000	416
50956,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	541
50961,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	480
50965,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	546
50966,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	3,500	501
50967,SWAP, USD 5 / (USD 0), :912828QN3	12/20/2017	500	72
43227,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	10,000	139
43228,SWAP, USD 1 / (USD 0), :912828JR2	12/20/2015	10,000	136
43229,SWAP, USD 1 / (USD 0), :912810PX0	12/20/2015	10,000	111
43230,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	20,000	271
51277,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	10,000	136
51397,SWAP, USD 1 / (USD 0), :912803BM4	12/20/2015	20,000	314
51278,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	278
51279,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	253
51398,SWAP, USD 1 / (USD 0), :912803CH4	12/20/2015	20,000	266
51399,SWAP, USD 1 / (USD 0), :912803BJ1	12/20/2015	20,000	278
51280,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	20,000	272
51400,SWAP, USD 1 / (USD 0), :912803CH4	12/20/2015	20,000	349
43255,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	335
43256,SWAP, USD 1 / (USD 0), :912803DJ9	3/20/2016	10,000	184
43258,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2016	20,000	371
43263,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	10,000	186
51401,SWAP, USD 1 / (USD 0), :US35671DAS45	6/20/2016	20,000	278
43266,SWAP, USD 1 / (USD 0), :CDX IG 16	6/20/2016	20,000	385
43289,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	176
43290,SWAP, USD 1 / (USD 0), :US46513EY48	3/20/2017	10,000	131
43291,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	176
43292,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	269
43293,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	10,000	216
43294,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	198
43295,SWAP, USD 1 / (USD 0), :US712219AG90	3/20/2017	10,000	179
43296,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	113
43297,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	15,000	200
43298,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	264
43300,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	323
43301,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	5,000	99
43309,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	269
51281,SWAP, USD 1 / (USD 0), :XS0412694647	3/20/2017	15,000	375
51402,SWAP, USD 1 / (USD 0), :US16886AS74	3/20/2017	10,000	133
43313,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	15,000	366
43314,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	179
43315,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	323
43316,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	176
43317,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	198
51282,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	133
43320,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	57
57599,SWAP, USD 1 / (USD 0), :XS0412694647	3/20/2017	10,000	250
43324,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	176
43325,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	198
43326,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	179
43327,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	20,000	488
43328,SWAP, USD 1 / (USD 0), :XS0412694647	3/20/2017	10,000	250

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
43333,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	113
51283,SWAP, USD 1 / (USD 0), :US475070AD04	6/20/2017	25,000	338
47289,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	418
51403,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	451
51404,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	451
47290,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	10,000	247
47291,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	5,000	124
47292,SWAP, USD 1 / (USD 0), :US42217KAL08	6/20/2017	10,000	113
43366,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
43368,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
57600,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	26,000	559
51284,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
47293,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	25,000	537
47294,SWAP, USD 5 / (USD 0), :US345370BX76	6/20/2017	25,000	3,572
43381,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2017	10,000	(87)
43382,SWAP, USD 1 / (USD 0), :US105756AL40	6/20/2017	10,000	(169)
43383,SWAP, USD 1 / (USD 0), :XS0203685788	6/20/2017	10,000	174
43384,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2017	10,000	(6)
43385,SWAP, USD 1 / (USD 0), :XS0412694647	6/20/2017	10,000	259
43387,SWAP, USD 1 / (USD 0), :US731011AN26	6/20/2017	8,000	136
56493,SWAP, USD 1 / (USD 0), :JP1200551248	9/20/2017	4,000	106
43405,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	4,500	(51)
43602,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	10,600	(254)
43604,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	10
51285,SWAP, USD 1 / (USD 0), :US105756AL40	9/20/2017	5,700	(115)
51211,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2017	9,000	(22)
43609,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	4,900	(56)
43626,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	9,500	(251)
45191,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	10,000	(113)
45193,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2017	10,000	127
45194,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,000	(192)
45195,SWAP, USD 1 / (USD 0), :US105756AL40	9/20/2017	8,000	(162)
45858,SWAP, USD 1 / (USD 0), :12624KAD8	12/20/2017	15,000	(352)
46092,SWAP, USD 1 / (USD 0), :46634GAB7	12/20/2017	15,000	176
46906,SWAP, USD 1 / (USD 0), :92936CAJ8	12/20/2017	15,000	(209)
45879,SWAP, USD 1 / (USD 0), :175305EEE1	12/20/2017	15,000	239
46819,SWAP, USD 1 / (USD 0), :17305EDT9	12/20/2017	5,000	(156)
58913,SWAP, USD 1 / (USD 0), :46636DAJ5	12/20/2017	10,000	(42)
46831,SWAP, USD 1 / (USD 0), :36249KAC4	12/20/2017	10,000	-
46834,SWAP, USD 1 / (USD 0), :17305EEE1	12/20/2017	5,000	34
46845,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	89
46951,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	123
46958,SWAP, USD 1 / (USD 0), :12624PAE5	12/20/2017	10,000	167
47035,SWAP, USD 1 / (USD 0), :92936YAC5	12/20/2017	15,000	319
47036,SWAP, USD 1 / (USD 0), :61761DAD4	12/20/2017	5,000	107
51286,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2017	22,000	468
47108,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	25,000	532
47206,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	27,000	575
47220,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	27,000	575
47285,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	15,000	319
47286,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	22,000	469
47858,SWAP, USD 1 / (USD 0), :92930RBB7	12/20/2017	12,500	281
47855,SWAP, USD 1 / (USD 0), :912810QH4	12/20/2017	20,000	352
47856,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2017	20,000	335
47857,SWAP, USD 1 / (USD 0), :07401DAD3	12/20/2017	20,000	257
47859,SWAP, USD 1 / (USD 0), :31359MEL3	12/20/2017	20,000	393

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
47866,SWAP, USD 5 / (USD 0), :912803DS9	12/20/2017	20,000	3,135
47867,SWAP, USD 1 / (USD 0), :20176AB1	12/20/2017	20,000	457
48057,SWAP, USD 1 / (USD 0), :912803DS9	12/20/2017	22,000	468
48227,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	50,000	1,065
48233,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	20,000	457
48247,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	20,000	317
51440,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	20,000	426
51405,SWAP, USD 1 / (USD 0), :BAE2Z99E1	12/20/2017	25,000	532
48458,SWAP, USD 5 / (USD 0), :BRS0F7YG6	12/20/2017	25,000	3,919
48507,SWAP, USD 1 / (USD 0), :31359MEL3	12/20/2016	19,000	339
48774,SWAP, USD 1 / (USD 0), :12624QAR4	12/20/2017	12,500	266
51287,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2017	25,000	491
51406,SWAP, USD 1 / (USD 0), :912803BF9	12/20/2017	25,000	571
51407,SWAP, USD 1 / (USD 0), :912803BJ1	12/20/2017	20,000	352
51288,SWAP, USD 5 / (USD 0), :912803DM2	12/20/2017	10,000	1,568
50040,SWAP, USD 1 / (USD 0), :94987MAB7	12/20/2017	10,000	146
53125,SWAP, USD 1 / (USD 0), :61761DAD4	3/20/2018	10,000	139
52960,SWAP, USD 1 / (USD 0), :61761DAD4	3/20/2018	10,000	90
53667,SWAP, USD 1 / (USD 0), :BAE1MTAS0	3/20/2018	20,000	309
53716,SWAP, USD 1 / (USD 0), :BAE1DP802	3/20/2018	20,000	449
53805,SWAP, USD 1 / (USD 0), :BAE2YGTK0	3/20/2018	10,000	224
54724,SWAP, USD 1 / (USD 0), :912810QK7	3/20/2018	10,000	(313)
54897,SWAP, USD 1 / (USD 0), :912803DJ9	3/20/2018	20,000	(329)
54867,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2018	15,000	(400)
55126,SWAP, USD 1 / (USD 0), :36192KAT4	3/20/2018	7,100	(295)
55130,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2018	10,000	(267)
55142,SWAP, USD 1 / (USD 0), :71654qbf8	3/20/2018	3,000	23
55297,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2018	10,000	(313)
55727,SWAP, USD 5 / (USD 0), :46637WAD5	6/20/2018	27,000	4,461
57866,SWAP, USD 1 / (USD 0), :17275RAH5	6/20/2018	10,000	137
60300,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	99
60301,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	99
60221,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	15,000	240
60222,SWAP, USD 1 / (USD 0), :912828PC8	6/20/2018	10,000	160
60487,SWAP, USD 1 / (USD 0), :912828SF8	6/20/2018	50,000	988
60493,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	50,000	988
60506,SWAP, USD 1 / (USD 0), :912828UN8	6/20/2018	50,000	988
60526,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	99
60527,SWAP, USD 1 / (USD 0), :912828UN8	6/20/2018	50,000	988
60558,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	99
60761,SWAP, USD 1 / (USD 0), :912828VB3	6/20/2018	50,000	988
63828,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2023	20,000	(329)
63829,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2023	20,000	(423)
63830,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	11
64982,SWAP, USD 1 / (USD 0), :912810BR6	9/20/2023	30,000	(568)
63955,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	20,000	(142)
64983,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2023	20,000	(329)
64235,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	87
64236,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	(573)
64238,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	11
64348,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	10,000	87
64453,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	25,000	14
64593,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	11
64595,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	37,000	(49)
65753,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	(573)
65755,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	15,000	(466)
69637,SWAP, USD 1 / (USD 0), :912828QC4	12/20/2020	10,000	(22)
69710,SWAP, USD 1 / (USD 0), :	12/20/2020	10,000	(22)

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
At December 31, 2013, the Company had written options with a fair value of $0 and average fair value for the year of $(1,276). During 2012, the Company had no written options with a fair value and average fair value. The Company had no realized gains or losses in 2013 and 2012 related to these options.
At December 31, 2013 and 2012, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:
	Notional Amount
	2013	2012

Interest rate and currency swaps:
Receive floating - pay floating	$120,950	$120,950
Receive fixed - pay floating	405,165	759,165
Receive floating - pay fixed	–	50,000
Receive fixed - pay fixed	2,701,528	88,496
Swaptions:
Receive floating - pay fixed	6,676,000	–
Receive fixed - pay floating	6,000,000	–
Interest rate swaps:
Receive fixed - pay floating	11,408,586	11,674,159
Receive fixed - pay fixed	1,508,783	1,315,233
Receive floating - pay fixed	4,419,798	4,440,128
Receive floating - pay floating	4,217,010	1,417,115
The Company recognized net realized gains (losses) from futures contracts in the amount of $(267,369), $(93,809) and $147,183 for the years ended December 31, 2013, 2012 and 2011, respectively.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Open futures contracts at December 31, 2013 and 2012, were as follows:
Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value

December 31, 2013

Long	10	Hang Seng IDX January 2014 Futures	$11,635	$11,666
Long	43	S&P 500 March 2014 Futures	18,989	19,791
Short	992	S&P 500 March 2014 Futures	436,027	456,592
Long	66	Euro Stoxx 50 March 2014 Futures	1,903	2,051
Short	383	S&P 500 E-MINI March 2014 Futures	34,092	35,257
Long	5,770	US Ultra Bond March 2014 Futures	802,154	786,162
Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value

December 31, 2012

Short	(1,167)	S&P 500 March 2013 Futures	$(414,806)	$(414,314)
Long	6,220	US Ultra Bond March 2013 Futures	1,030,465	1,011,333

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2013 and 2012, respectively:
		Gross Restricted Current Year
Restricted Asset Category		Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

a.	Subject to contractual obligation for which liability is not shown	$–	$–	$–	$–	$–
b.	Collateral held under security lending agreements	3,182,026	–	–	–	3,182,026
c.	Subject to repurchase agreements	88,847	–	–	–	88,847
d.	Subject to reverse repurchase agreements	–	–	–	–	–
e.	Subject to dollar repurchase agreements	216,485	–	–	–	216,485
f.	Subject to dollar reverse repurchase agreements	–	–	–	–	–
g.	Placed under option contracts	–	–	–	–	–
h.	Letter stock or securities restricted as to sale	45,463	–	–	–	45,463
i.	On deposit with state(s)	55,169	–	–	–	55,169
j.	On deposit with other regulatory bodies	-	–	–	–	–
k.	Pledged as collateral not captured in other categories	3,649,464	–	–	–	3,649,464
l.	Other restricted assets - reinsurance	462,872	–	–	–	462,872
m.	Total Restricted Assets	$7,700,326	$–	$–	$–	$7,700,326

Contents
Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
		Gross Restricted			Percentage
Restricted Asset Category		Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

a.	Subject to contractual obligation for which liability is not shown	$–	$–	$–	0.00%	0.00%
b.	Collateral held under security lending agreements	2,142,404	1,039,622	3,182,026	2.76	2.76
c.	Subject to repurchase agreements	85,713	3,134	88,847	0.08	0.08
d.	Subject to reverse repurchase agreements	–	–	–	0.00	0.00
e.	Subject to dollar repurchase agreements	83,433	133,052	216,485	0.19	0.19
f.	Subject to dollar reverse repurchase agreements	–	–	–	0.00	0.00
g.	Placed under option contracts	–	–	–	0.00	0.00
h.	Letter stock or securities restricted as to sale	49,416	(3,953)	45,463	0.04	0.04
i.	On deposit with state(s)	56,464	(1,295)	55,169	0.05	0.05
j.	On deposit with other regulatory bodies	–	–	–	0.00	0.00
k.	Pledged as collateral not captured in other categories	4,953,800	(1,304,336)	3,649,464	3.17	3.17
l.	Other restricted assets - reinsurance	473,487	(10,615)	462,872	0.40	0.40
m.	Total Restricted Assets	$7,844,717	$(144,391)	$7,700,326	6.68%	6.68%
Assets pledged as collateral not captured in other categories includes the following:
Invested assets with a carrying value of $405,740 and $68,410 pledged in conjunction with derivative transactions as of December 31, 2013 and 2012, respectively.
Invested assets with a carrying amount of $3,243,724 and $4,885,390 pledged in conjunction with funding agreement transactions as of December 31, 2013 and 2012, respectively.

Contents
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2013	2012	2011

Direct premiums	$16,910,642	$13,426,938	$13,297,032
Reinsurance assumed - non affiliates	1,415,095	1,751,054	1,710,756
Reinsurance assumed - affiliates	115,377	185,147	222,283
Reinsurance ceded - non affiliates	(2,030,188)	(3,985,049)	(6,259,014)
Reinsurance ceded - affiliates	(875,690)	428,724	892,999
Net premiums earned	$15,535,235	$11,806,814	$9,864,056

The Company received reinsurance recoveries in the amount of $2,927,641, $3,542,504 and $2,756,316 during 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $606,295 and $618,208, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2013 and 2012 of $34,352,837 and $37,141,980, respectively.

The net amount of the reduction in surplus at December 31, 2013 and 2012, if all reinsurance agreements were cancelled, is $176,597 and $235,002, respectively.

During 2013, the Company recaptured business previously reinsured to an affiliate. The Company received recapture consideration of $75,113, recaptured life, annuity and claim reserves of $173,957, recaptured other assets of $3,360 and released into income from surplus a previously deferred unamortized gain from the original transaction in the amount of $25,121 ($16,328 net of tax), resulting in a pre-tax loss of $70,363, which has been included in the statement of operations.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

During 2013, the Company also recaptured treaties associated with the divestiture of the Transamerica Reinsurance operations previously reinsured to various unaffiliated entities. The Company received recapture consideration of $678, recaptured life, annuity and claim reserves of $840, and recaptured other assets of $556, resulting in a pre-tax gain of $394, which has been included in the statement of operations.

Subsequent to these recaptures, the Company novated the treaties that were previously ceded to various affiliated and unaffiliated entities, in which consideration paid was $75,791, life and claim reserves released were $174,797, and other assets transferred were $3,916, resulting in a pre-tax gain of $95,090, which has been included in the statement of operations.

The Company novated third party assumed retrocession agreements that were previously retroceded to a non-affiliate in which no net consideration was exchanged, life and claim reserves were exchanged in the amount of $146,003 and other assets were exchanged in the amount of $15,520. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets exchanged were impacted by equivalent amounts. In connection with this transaction, an unamortized gain relating to these blocks of $67,331 ($44,018, net of tax) was released into income, resulting in a pre-tax gain of $67,331, which has been included in the statement of operations.

On November 1, 2013, the company recaptured the business that was previously reinsured to an unaffiliated entity for which net consideration received was $380, invested and other assets received were $26,279, and life and claim reserves recaptured were $26,279, resulting in a pre-tax gain of $380, which was included in the statement of operations.

On July 1, 2013, the Company recaptured certain treaties from an unaffiliated entity, for which net consideration received was $3,837, life and claim reserves recaptured were $19,218, premiums recaptured were $1,813, and claims recaptured were $1,972, resulting in a pre-tax loss of $15,540, which was included in the statement of operations.

On April 1, 2013, the Company recaptured certain treaties from an unaffiliated entity, for which net consideration received was $106,511, life and claim reserves recaptured were $53,525, premiums recaptured were $11,432, and claims recaptured were $12,394, resulting in a pre-tax gain of $52,024, which was included in the statement of operations.

On March 31, 2013, the Company reinsured all business issued by its branch in Hong Kong to an affiliate, for which consideration paid was $54,610, life and claim reserves transferred were $54,691, and assets of $81 were transferred. As a result, there was no net financial impact from this transaction.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

On March 27, 2013, the Company recaptured certain treaties from a non-affiliate effective October 1, 2012, for which net consideration received was $134,000, life and claim reserves recaptured were $116,225, premiums recaptured were $45,543, and claims recaptured were $68,014, resulting in a pre-tax loss of $4,696 which was included in the statement of operations.

During 2013, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $144,509 ($111,768, net of tax).

During 2012, the Company recaptured various blocks of business that were previously reinsured on various bases to two separate affiliates. The Company received recapture consideration of $63,624, released the associated funds withheld liability of $1,516,317, recaptured life, annuity and claim reserves of $1,628,072, recaptured other assets of $5,428 and released into income from surplus a previously deferred unamortized gain from the original transaction in the amount of $24,215, resulting in a pre-tax loss of $18,488, which has been included in the statement of operations.

Subsequently, the Company ceded a portion of this recaptured business to two separate non-affiliated entities. The Company paid a reinsurance premium of $1,508,278 and a ceding commission of $41,149, released life, annuity and claim reserves of $1,510,206 and released an after-tax IMR liability associated with the block of business in the amount of $90,462, resulting in a net of tax gain on the transaction in the amount of $64,969 (IMR after-tax gain of $90,462, less gross loss on reinsurance of $39,221, taxed at 35%), which has been credited directly to unassigned surplus. This gain will be recognized in income as earnings emerge on the reinsured block of business. During 2012, the Company amortized $3,261 of this deferred gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to various non-affiliated entities so they could perform the ultimate novation, for which no net consideration was received. Life and claim reserves recaptured were $70,992 and other assets were recaptured of $67,295, resulting in a pre-tax loss of $3,697, which has been included in the statement of operations.

Subsequent to these recaptures, the Company novated certain unaffiliated treaties that were previously ceded by the Company to various non-affiliated entities, in which consideration paid was $30,509, life and claim reserves released were $153,224, other assets transferred were $72,723 and a previously deferred unamortized gain resulting from the original cession of this business of $19,068 ($12,394 net of tax) was released in to income, resulting in a pre-tax gain of $69,060, which has been included in the statement of operations.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Also during 2012, the Company novated third party assumed retrocession agreements that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $129,464 and other assets were exchanged in the amount of $10,748. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets exchanged were impacted by equivalent amounts.

On April 26, 2011, Aegon N.V. announced the disposition of its life reinsurance operations, Transamerica Reinsurance, to SCOR, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. As a result of this transaction, the Company entered into a series of recapture and reinsurance agreements during the second, third and fourth quarters of 2011 which directly resulted in a pre-tax loss of $3,337,294 which was included in the statement of operations, and a net of tax gain of $2,694,506 which has been credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings. Additional information surrounding these transactions is outlined below.

During the second quarter of 2011, the Company recaptured business that was previously reinsured on various bases to affiliates. The Company paid recapture consideration of $320,103, released the associated funds withheld liability of $13,808,943, recaptured reserves of $15,167,234, recaptured other net assets of $26,634 and released a prior deferred gain related to the initial transactions in the amount of $295,083, resulting in a pre-tax loss of $1,356,677, which has been included the statement of operations. The Company amortized $10,044 prior to the recaptures in 2011 and $4,978 in 2010 of the original gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. Additionally, another affiliate recaptured certain business that had been previously reinsured by the Company on a coinsurance basis. The Company received recapture consideration of $14,200, released assets of $16,678 and released reserves of $16,685, resulting in a pre-tax gain of $14,207, which has been included in the statement of operations.

Subsequently, also effective during the second quarter of 2011, the Company ceded a portion of the recaptured business above to an affiliate on a coinsurance and coinsurance funds withheld bases. The Company received an initial ceding commission of $40,097, established a funds withheld liability of $11,674,680, released reserves of $12,982,528, transferred other net assets of $364,305 and released an after-tax IMR liability in the amount of $146,227, resulting in a net of tax gain on the transactions in the amount of $785,593, which has been credited directly to unassigned surplus. During 2012 and 2011, the Company amortized $30,393 and $27,742, respectively, of this gain into earnings on a net of tax basis with a corresponding charge to

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
unassigned surplus. Also effective during the second quarter of 2011, the Company ceded a portion of the recaptured business above to a non-affiliate on a coinsurance basis. The Company paid an initial reinsurance premium of $1,486,693 and ceding commission of $21,270, released reserves and other liabilities of $1,486,692 and released an after-tax IMR liability associated with the block of business in the amount of $50,453, resulting in a net of tax gain on the transaction in the amount of $36,627, which has been credited directly to unassigned surplus. During 2012 and 2011, the Company amortized $5,140 and $1,888, respectively, of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During the last half of 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to two affiliates. The Company received recapture consideration of $243,415, recaptured reserves of $2,168,882, recaptured other assets of $72,124 and released a prior deferred gain related to the initial transactions in the amount of $861,479, resulting in a pre-tax loss of $991,864, which has been included in the statement of operations. The Company also recaptured business from a non-affiliate in a similar transaction. The Company paid recapture consideration of $734,171, recaptured reserves of $335,286 and recaptured other net assets of $51,045, resulting in a pre-tax loss of $1,018,412, which has been included in the statement of operations.

Subsequently, during the last half of 2011, the Company ceded business that was associated with the divestiture of the Transamerica Reinsurance operations on a coinsurance basis to a non-affiliate. The Company paid a reinsurance premium of $273,178, received an initial ceding commission of $79,841, released reserves of $3,146,859, transferred other assets in the amount of $76,768 and released an after-tax IMR liability associated with the block of business in the amount of $33,567, resulting in a net of tax gain on the transaction of $1,903,457, which has been credited directly to unassigned surplus. During 2012 and 2011, respectively, the Company amortized $5,669 and $1,541 of the deferred gains related to the divestiture of the Transamerica Reinsurance operations to a non-affiliate into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During the last half of 2011, the Company recaptured the business that was associated with the divestiture of the Transamerica Reinsurance operations from several Aegon N.V. affiliates. This business was subsequently ceded to SCOR entities and in addition, retrocession reinsurance treaties were executed. The Company assigned certain third party retrocession agreements to SCOR entities as a component of the divestiture of the Transamerica Reinsurance operations and the associated Master Retrocession Agreement. As a result, the unaffiliated retrocession reinsurance treaties were assigned from the Company to a SCOR entity, resulting in this risk being ceded to SCOR and subsequently to the unaffiliated third parties. The reserves and assets associated with these assignments were $80,301, where the counterparty’s net reserves ceded

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
exchanged counterparties with no consideration exchanged, resulting in no net income or surplus impact to the Company.

Effective September 30, 2011, the Company recaptured business previously coinsured to an affiliate. The Company received recapture consideration of $180,000, recaptured reserves of $1,681,459 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $710,014, resulting in a pre-tax loss of $791,445, which has been included in the statement of operations. Prior to the recaptures in 2011, the Company amortized $15,593 of the original gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. Subsequently, the Company reinsured this business, along with additional business, to a new affiliate on a coinsurance funds withheld basis. The Company established a funds withheld liability of $165,918 and released reserves of $1,714,045, resulting in a net of tax gain of $1,006,283, which has been credited directly to unassigned surplus. During 2011, the Company amortized $146 into earnings on a net of tax basis with a corresponding charge to unassigned surplus. The Company did not amortize any of this deferred gain into earnings during 2012.

Effective December 31, 2011, the Company recaptured business that was previously reinsured on a coinsurance funds withheld basis to a non-affiliate. The Company released the associated funds withheld liability of $6,689 and recaptured reserves of $13,812, resulting in a pre-tax loss of $7,123 which has been included in the statement of operations. Subsequently, the Company ceded that business, as well as additional in force business written and assumed by the Company and all new policies issued thereafter, on a coinsurance funds withheld basis to an affiliate. The Company established a funds withheld liability of $19,899 and released reserves of $34,659, resulting in a net of tax gain of $9,594, which has been credited directly to unassigned surplus. During 2012, the Company amortized $5,240 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective December 1, 2011, the Company recaptured a portion of a block of business that was previously reinsured on a coinsurance funds withheld basis to an affiliate. The Company received recapture consideration of $5,885, released the associated funds withheld liability of $2,518,729 and recaptured reserves of $2,511,973, resulting in a pre-tax gain of $12,641, which has been included in the statement of operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $37,311, which included the recapture of IMR gains in the amount of $46,156 on an after-tax basis. Subsequently, on December 16, 2011, the Company ceded a portion of this business to a non-affiliate on a coinsurance basis. The Company paid a ceding commission of $19,537, transferred other assets in the amount of $2,497,844, released reserves of $2,497,844 and released an after-tax IMR liability associated with the block of business in the amount of $115,729, resulting in a net of tax gain in the amount of $103,030, which has been credited directly to unassigned surplus. During 2012 and 2011, respectively, the Company amortized

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
$17,543 and $309 (net of tax) of this gain into earnings with a corresponding charge to unassigned surplus.

Effective December 16, 2011, the Company reinsured medium term notes to a non-affiliate on a coinsurance basis. The Company paid a ceding commission of $8,000, transferred other assets in the amount of $600,594 and released reserves of the same amount, resulting in a pre-tax loss of $8,000, which has been included in the statement of operations.

During 2010, the Company entered into assumption reinsurance agreements in which the Company assumed term life policies from an affiliate. Life and claim reserves of $56,845 and $8,004, respectively, and other assets of $5,539 were assumed by the Company. The Company received consideration of $5,897. This transaction resulted in a net pre-tax loss to the Company of $53,413, which was reclassified to the balance sheet and presented as goodwill, as this transaction was deemed economic. The goodwill was to be amortized into operations over the period in which the Company benefits economically, not to exceed 10 years. Amortization of goodwill for the year ended December 31, 2010 was $2,651. This business was a component of the business that was moved as a result of the divestiture of the Transamerica Reinsurance operations to SCOR, effective August 9, 2011. As a result, the goodwill associated with this business was fully written off in 2011.

Effective April 1, 2010, the Company entered into an indemnity reinsurance agreement to cede certain term life insurance policies to an affiliate on a coinsurance basis. The Company released life and claim reserves of $484,646 and $3,108, respectively, and other net assets of $24,933, resulting in a net of tax gain of $300,833, which was deferred directly into unassigned surplus. During 2010, the Company amortized $11,200 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. With the recapture of this business, the remaining unamortized previously deferred gain of $289,633 on a net of tax basis was released into income from surplus during 2011.

The Company entered into an assumption reinsurance agreement with MLIC effective September 30, 2008. The Company was the issuer of a series of corporate-owned life insurance policies issued to LIICA. The assumption reinsurance transaction resulted in the Company novating all liabilities arising under these policies to MLIC. The Company ceded reserves of $138,025 and paid consideration of $125,828. The Company recorded a liability of $12,197 within the remittances line related to this transaction. The Company amortized $1,191, $1,130 and $1,073 of the liability in 2013, 2012 and 2011, respectively.

During 2012 and 2011, the Company amortized deferred gains from reinsurance transactions occurring prior to 2011 of $28,528 and $29,355, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the business issued from Transamerica Occidental Life Insurance Company’s (TOLIC) branch in Hong Kong. TOLIC merged in to the Company effective October 1, 2008. TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet. As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years. Goodwill in the amount of $7,485, $7,767 and $8,053 was amortized during 2013, 2012 and 2011, respectively, related to this transaction. TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.

The Company reports a reinsurance deposit receivable of $178,513 and $167,223 as of December 31, 2013 and 2012, respectively. In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2013, 2012 and 2011, the Company obtained letters of credit of $200,872, $790,269 and $841,411, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

7. Income Taxes

The net deferred income tax asset at December 31, 2013 and 2012 and the change from the prior year are comprised of the following components:

	December 31, 2013
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,367,104	$306,158	$1,673,262
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	1,367,104	306,158	1,673,262
Deferred Tax Assets Nonadmitted	610,027	–	610,027
Subtotal (Net Deferred Tax Assets)	757,077	306,158	1,063,235
Deferred Tax Liabilities	293,084	148,705	441,789
Net Admitted Deferred Tax Assets	$463,993	$157,453	$621,446

	December 31, 2012
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,112,530	$339,889	$1,452,419
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	1,112,530	339,889	1,452,419
Deferred Tax Assets Nonadmitted	349,584	–	349,584
Subtotal (Net Deferred Tax Assets)	762,946	339,889	1,102,835
Deferred Tax Liabilities	320,092	129,770	449,862
Net Admitted Deferred Tax Assets	$442,854	$210,119	$652,973

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$254,574	$(33,731)	$220,843
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	254,574	(33,731)	220,843
Deferred Tax Assets Nonadmitted	260,443	–	260,443
Subtotal (Net Deferred Tax Assets)	(5,869)	(33,731)	(39,600)
Deferred Tax Liabilities	(27,008)	18,935	(8,073)
Net Admitted Deferred Tax Assets	$21,139	$(52,666)	$(31,527)

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:
	Year Ended December 31
	2013	2012	Change
Ordinary
Discounting of unpaid losses	$1,766	$2,848	$(1,082)
Policyholder reserves	353,195	351,951	1,244
Investments	73,609	46,034	27,575
Deferred acquisition costs	507,343	505,352	1,991
Compensation and benefits accrual	28,849	31,260	(2,411)
Receivables - nonadmitted	24,486	28,128	(3,642)
Tax credit carry-forward	308,790	82,421	226,369
Assumption Reinsurance	16,946	16,946	–
Corporate Provision	143	892	(749)
Other (including items <5% of ordinary tax assets)	51,977	46,698	5,279
Subtotal	1,367,104	1,112,530	254,574

Nonadmitted	610,027	349,584	260,443
Admitted ordinary deferred tax assets	757,077	762,946	(5,869)

Capital:
Investments	306,158	339,889	(33,731)
Subtotal	306,158	339,889	(33,731)

Admitted deferred tax assets	$1,063,235	$1,102,835	$(39,600)

	Year Ended December 31
	2013	2012	Change
Deferred Tax Liabilities:
Ordinary
Investments	$129,399	$103,663	$25,736
Excess capital to offset ordinary	98,578	147,464	(48,886)
§807(f) adjustment	45,099	52,736	(7,637)
Separate account adjustments	18,945	16,229	2,716
Other (including items <5% of total ordinary tax liabilities)	1,063	–	1,063
Subtotal	293,084	320,092	(27,008)
Capital
Investments	247,419	277,234	(29,815)
Excess capital to offset ordinary	(98,578)	(147,464)	48,886
Other (including items <5% of total capital tax liabilities)	(136)	–	(136)
Subtotal	148,705	129,770	18,935
Deferred tax liabilities	441,789	449,862	(8,073)
Net deferred tax assets/liabilities	$621,446	$652,973	$(31,527)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2013 or 2012.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2013 and 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2013
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–	$6,963	$6,963

2 (b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	463,993	150,490	614,483
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	541,325	175,571	716,896
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	614,483
2 (c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a)and 2(b) above) Offset by Gross Deferred Tax Liabilities	293,084	148,705	441,789
2 (d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$757,077	$306,158	$1,063,235

		December 31, 2012
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2 (a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$116,426	$108,343	$224,769
2 (b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	326,428	101,776	428,204
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	326,428	101,776	428,204
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	717,641
2 (c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a)and 2(b) above) Offset by Gross Deferred Tax Liabilities	320,092	129,770	449,862
2 (d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$762,946	$339,889	$1,102,835

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2 (a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(116,426)	$(101,380)	$(217,806)
2 (b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	137,565	48,714	186,279
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	214,897	73,795	288,692
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(103,158)
2 (c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a)and 2(b) above) Offset by Gross Deferred Tax Liabilities	(27,008)	18,935	(8,073)
2 (d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(5,869)	$(33,731)	$(39,600)

	December 31
	2013	2012	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	815%	895%	-80%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$4,075,923	$4,789,621	$(713,698)

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2013 and 2012 was as follows:

	December 31, 2013
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$1,367,104	$306,158	$1,673,262

(% of Total Adjusted Gross DTAs)	0%	62%	11%

Net Admitted Adjusted Gross DTAs	$757,077	$306,158	$1,063,235

(% of Total Net Admitted Adjusted Gross DTAs)	4%	16%	8%

	December 31, 2012
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$1,112,530	$339,889	$1,452,419

(% of Total Adjusted Gross DTAs)	0%	30%	7%

Net Admitted Adjusted Gross DTAs	$762,946	$339,889	$1,102,835

(% of Total Net Admitted Adjusted Gross DTAs)	22%	30%	24%

	Change
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$254,574	$(33,731)	$220,843

(% of Total Adjusted Gross DTAs)	0%	32%	4%

Net Admitted Adjusted Gross DTAs	$(5,869)	$(33,731)	$(39,600)

(% of Total Net Admitted Adjusted Gross DTAs)	-18%	-14%	-16%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2013	2012	Change
Current Income Tax

Federal	$(288,531)	$(161,806)	$(126,725)
Foreign	–	(698)	698
Subtotal	(288,531)	(162,504)	(126,027)
Federal income tax on net capital gains	57,648	94,705	(37,057)
Utilization of capital loss carry-forwards	–	–	–
Other	–	–	–
Federal and foreign income taxes incurred	$(230,883)	$(67,799)	$(163,084)

	Year Ended December 31
	2012	2011	Change
Current Income Tax

Federal	$(161,806)	$(174,039)	$12,233
Foreign	(698)	(879)	181
Subtotal	(162,504)	(174,918)	12,414
Federal income tax on net capital gains	94,705	185,043	(90,338)
Federal and foreign income taxes incurred	$(67,799)	$10,125	$(77,924)

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2013	2012	2011

Current income taxes incurred	$(230,883)	$(67,799)	$10,125

Change in deferred income taxes (without tax on unrealized gains and losses)	(32,931)	105,935	(136,907)
Total income tax reported	$(263,814)	$38,136	$(126,782)

Income before taxes	$(183,865)	$795,047	$(2,260,735)
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35% statutory rate	$(64,353)	$278,266	$(791,257)

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(36,984)	(36,188)	(31,014)
Tax credits	(43,788)	(58,619)	(62,184)
Tax-exempt Income	(13)	(27)	(276)
Tax adjustment for IMR	(16,080)	(34,101)	(133,408)
Surplus adjustment for in-force ceded	(62,246)	(14,483)	863,606
Nondeductible expenses	2,228	774	8,166
Deferred tax benefit on other items in surplus	(23,120)	(4,103)	(15,569)
Provision to return	(17,246)	(13,629)	1,525
Life-owned life insurance	(3,660)	(4,268)	(3,786)
Dividends from certain foreign corporations	904	546	331
Prior period adjustment	(109)	(51,467)	(26,684)
Pre-tax income of SMLLC's	–	28,889	25,763
Transfer of basis	–	–	51,597
Intercompany Dividents	–	(55,618)	(11,653)
Partnership Permanent Adjustment	(2,951)	1,014	2,290
Other	3,604	1,150	(4,229)
Total income tax reported	$(263,814)	$38,136	$(126,782)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2013.

As of December 31, 2013 and 2012, respectively, the Company had a $308,791 and $82,421 tax credit carryforward available for tax purposes. As of December 31, 2013 and 2012, the Company had no operating loss or capital loss carryforwards available for tax purposes.

The Company incurred income taxes of $0, $0 and $6,964 during 2013, 2012 and 2011, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2013 and 2012 is $814 and $1,448, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $814. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2013, 2012 and 2011 is $67, $1,102 and ($3,883), respectively. The total interest payable balance as of December 31, 2013 and 2012 is $28 and $95, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.06% of ordinary life insurance in force at December 31, 2013 and 2012.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2013, 2012 and 2011, premiums for life participating policies were $14,802, $16,028 and $17,183, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $8,579, $8,651 and $9,496 to policyholders during 2013, 2012 and 2011, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2013
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$1,654,750	$–	$–	$1,654,750	2%
At book value less surrender charge of 5% or more	782,031	–	–	782,031	1
At fair value	170,373	–	53,387,151	53,557,524	62
Total with adjustment or at fair value	2,607,154	–	53,387,151	55,994,305	65
At book value without adjustment (minimal or no charge or adjustment)	18,217,292	67,856	–	18,285,148	21
Not subject to discretionary withdrawal provision	12,250,823	55,319	42,643	12,348,785	14
Total annuity reserves and deposit liabilities	33,075,269	123,175	53,429,794	86,628,238	100%
Less reinsurance ceded	13,859,632	–	–	13,859,632
Net annuity reserves and deposit liabilities	$19,215,637	$123,175	$53,429,794	$72,768,606

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31
	2012
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$1,613,239	$–	$–	$1,613,239	2%
At book value less surrender charge of 5% or more	570,607	–	–	570,607	1
At fair value	83,912	–	40,472,788	40,556,700	51
Total with adjustment or at fair value	2,267,758	–	40,472,788	42,740,546	54
At book value without adjustment (minimal or no charge or adjustment)	21,018,430	83,567	–	21,101,997	27
Not subject to discretionary withdrawal provision	15,474,341	65,241	36,789	15,576,371	19
Total annuity reserves and deposit liabilities	38,760,529	148,808	40,509,577	79,418,914	100%
Less reinsurance ceded	17,304,424	–	–	17,304,424
Net annuity reserves and deposit liabilities	$21,456,105	$148,808	$40,509,577	$62,114,490

Included in the liability for deposit-type contracts at December 31, 2013 and 2012 are $261,946 and $257,327, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2013, the contractual maturities were as follows:

Year	Amount
2014	$261,946
2015	–
2016	–
2017	–
2018	–
Thereafter	–

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Monumental Life Insurance Company. The liabilities assumed are $878,808 and $1,659,668 at December 31, 2013 and 2012, respectively.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2013, 2012 and 2011 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$–	$538	$10,350	$12,450,327	$12,461,215

Reserves for separate accounts as of December 31, 2013 with assets at:
Fair value	$–	$19,400	$35,919	$56,624,730	$56,680,049
Amortized cost	–	631,636	–	–	631,636
Total as of December 31, 2013	$–	$651,036	$35,919	$56,624,730	$57,311,685

Reserves for separate accounts by withdrawal characteristics as of December 31, 2013:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	56,582,087	56,582,087
At book value without fair value adjustment and with current surrender charge of less than 5%	–	631,636	–	–	631,636
Subtotal	–	631,636	–	56,582,087	57,213,723
Not subject to discretionary withdrawal	–	19,400	35,919	42,643	97,962
Total separate account liabilities at December 31, 2013	$–	$651,036	$35,919	$56,624,730	$57,311,685

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$–	$396	$9,951	$9,341,436	$9,351,783

Reserves for separate accounts as of December 31, 2012 with assets at:
Fair value	$–	$22,152	$43,089	$43,514,998	$43,580,239
Amortized cost	–	632,530	–	–	632,530
Total as of December 31, 2012	$–	$654,682	$43,089	$43,514,998	$44,212,769

Reserves for separate accounts by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	43,478,209	43,478,209
At book value without fair value adjustment and with current surrender charge of less than 5%	–	632,530	–	–	632,530
Subtotal	–	632,530	–	43,478,209	44,110,739
Not subject to discretionary withdrawal	–	22,152	43,089	36,789	102,030
Total separate account liabilities at December 31, 2012	$–	$654,682	$43,089	$43,514,998	$44,212,769

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$–	$226	$9,994	$9,381,447	$9,391,667

Reserves for separate accounts as of December 31, 2011 with assets at:
Fair value	$–	$20,144	$46,716	$38,480,821	$38,547,681
Amortized cost	–	610,951	–	–	610,951
Total as of December 31, 2011	$–	$631,095	$46,716	$38,480,821	$39,158,632

Reserves for separate accounts by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	82,332	–	–	82,332
At fair value	–	–	–	38,446,018	38,446,018
At book value without fair value adjustment and with current surrender charge of less than 5%	–	528,619	–	–	528,619
Subtotal	–	610,951	–	38,446,018	39,056,969
Not subject to discretionary withdrawal	–	20,144	46,716	34,803	101,663
Total separate account liabilities at December 31, 2011	$–	$631,095	$46,716	$38,480,821	$39,158,632

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2013	2012	2011
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$12,451,604	$9,341,436	$9,383,003
Transfers from separate accounts	(5,908,789)	(7,125,237)	(4,988,224)
Net transfers to separate accounts	6,542,815	2,216,199	4,394,779
Miscellaneous reconciling adjustments	709,764	817,767	772,389
Net transfers as reported in the statements of operations of the life, accident and health annual statement	$7,252,579	$3,033,966	$5,167,168

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $61,019,794 and $48,683,536, respectively. The assets legally insulated from general account claims at December 31, 2013 and 2012 are attributed to the following products:

	2013	2012
Group annuities	$22,549,971	$17,051,144
Variable annuities	34,050,766	25,509,279
Fixed universal life	627,296	610,585
Variable universal life	3,493,942	5,232,516
Variable life	201,314	171,104
Modified separate accounts	96,505	108,908
Total separate account assets	$61,019,794	$48,683,536

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $2,041,654 and $2,158,788, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $242,257, $180,634 and $124,027 to the general account in 2013, 2012 and 2011, respectively. During the years ended December 31, 2013, 2012 and 2011, the general account of the Company had paid $30,682, $61,745 and $32,156, respectively, toward separate account guarantees.

At December 31, 2013 and 2012, the Company reported guaranteed separate account assets at amortized cost in the amount of $616,160 and $619,780, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $651,390 and $693,462 at December 31, 2013 and 2012, respectively, which would have resulted in an unrealized gain of $35,230 and $73,682, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2013 and 2012, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2013
Minimum guaranteed death benefit	$9,780,645	$248,254	$242,555
Minimum guaranteed income benefit	5,888,991	$1,109,426	$878,523
Guaranteed premium accumulation fund	233,596	21,398	–
Minimum guaranteed withdrawal benefit	23,695,873	–	–

December 31, 2012
Minimum guaranteed death benefit	$8,547,006	$531,351	$485,123
Minimum guaranteed income benefit	5,385,861	2,335,881	1,909,075
Guaranteed premium accumulation fund	188,099	17,064	–
Minimum guaranteed withdrawal benefit	16,521,109	33,780	1,757

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2013 and 2012, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2013
Life and annuity:
Ordinary first-year business	$4,746	$4,398	$348
Ordinary renewal business	531,041	3,993	527,048
Group life business	5,255	3,381	1,874
Credit life business	1,283	–	1,283
Reinsurance ceded	(427,598)	–	(427,598)
	114,727	11,772	102,955
Accident and health	27,876	–	27,876
	$142,603	$11,772	$130,831
	Gross	Loading	Net
December 31, 2012
Life and annuity:
Ordinary first-year business	$3,434	$1,678	$1,756
Ordinary renewal business	559,469	3,741	555,728
Group life business	4,716	2,760	1,956
Credit life business	1,322	–	1,322
Reinsurance ceded	(458,956)	–	(458,956)
	109,985	8,179	101,806
Accident and health	23,485	–	23,485
	$133,470	$8,179	$125,291

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2013 and 2012, the Company had insurance in force aggregating $87,374,058 and $95,138,990, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $641,454 and $676,461 to cover these deficiencies as of December 31, 2013 and 2012, respectively.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2014, without the prior approval of insurance regulatory authorities, is $1,340,255.

The Company paid common and preferred stock dividends totaling $150,000 and $300,000 on December 23, 2013, and December 21, 2012, respectively, to its parent companies.

The Company paid ordinary common stock dividends of $79,320, and $159,410 to its common stock shareholder, Transamerica International Holdings, Inc. on December 23, 2013 and December 21, 2012, respectively. The Company paid preferred stock dividends of $52,240, and $18,440, to its preferred stock shareholders, Transamerica Corporation and AEGON USA, LLC, respectively, on December 23, 2013. On December 21, 2012, the Company paid preferred stock dividends of $103,910, and $36,680, to Transamerica Corporation and AEGON USA, LLC, respectively.

The Company received common stock dividends of $150,000 on October 9, 2012 and $5,000 on June 1, 2012, from its subsidiaries, TLB and Garnet Assurance Corporation III, respectively.

The Company received a return of capital of $59 from its subsidiary, Life Investors Alliance, on September 30, 2011. The Company made an initial capital contribution of $255,000 to its subsidiary, TRRI, on September 27, 2011. This amount consisted of a $252,500 cash capital contribution and $2,500 in consideration for TRRI’s stock.

The Company received a capital contribution of $200,000 from its parent company, Transamerica International Holdings, Inc., on May 27, 2011.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company received preferred and common stock dividends of $430 and $37,370, respectively, from Transamerica Financial Life Insurance (TFLIC) Company on December 21, 2011.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company meets the minimum RBC requirements.

On September 30, 2002, LIICA, which merged in to the Company effective October 2, 2008, received $150,000 from Aegon in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2013 and 2012 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest

2013	$150,000	$9,000	$99,000	$2,250
2012	$150,000	$9,000	$90,000	$2,250

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2013 and 2012, respectively, securities in the amount of $3,069,772 and $2,064,426 were on loan under securities lending agreements. At December 31, 2013, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $3,479,818 and $2,159,184 at December 31, 2013 and 2012, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$3,182,026
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	3,182,026

Securities received	–
Total collateral received	$3,182,026

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$311,054	$311,054
30 days or less	1,064,322	1,064,322
31 to 60 days	993,379	993,379
61 to 90 days	604,220	604,220
91 to 120 days	14,973	14,973
121 to 180 days	181,678	181,678
Greater than 3 years	12,799	12,141
Total	3,182,425	3,181,767

Securities received	–	–
Total collateral reinvested	$3,182,425	$3,181,767

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $3,182,866 (fair value of $3,181,767) that are currently tradable securities that could be sold and used to pay for the $3,182,026 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $25,626, $23,983 and $20,647 for the years ended December 31, 2013, 2012 and 2011, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees participate in a contributory defined contribution plan sponsored by Aegon, which is qualified under Section 401(k) of the Internal Revenue Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense was $12,255, $11,501 and $10,237 for the years ended December 31, 2013, 2012 and 2011 respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible annual compensation. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2013, 2012 and 2011 was insignificant. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations. The Company expensed $6,700, $7,018 and $3,951 related to these plans for the years ended December 31, 2013, 2012 and 2011, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between Aegon companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to two additional service agreements with Transamerica Advisors Life Insurance Company of New York (TALICNY) and TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The net amount received by the Company as a result of being a

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
party to these agreements was $229,780, $209,527 and $75,124 during 2013, 2012 and 2011, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $96,209, $74,457 and $60,237 for these services during 2013, 2012 and 2011, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $115,212, $70,768 and $79,375 for the years ended December 31, 2013, 2012 and 2011, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2013, 2012 and 2011, the Company paid net interest of $34, $112 and $252, respectively, to affiliates At December 31, 2013 and 2012, respectively, the Company reported a net amount of receivables from affiliates of $10,042 and $44,001. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2013, the Company had short-term intercompany notes receivable of $788,088 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
AEGON	$1,600	March 13, 2014	0.11%
AEGON	330,000	May 21, 2014	0.10
AEGON	16,700	September 16, 2014	0.11
AEGON	50,400	September 17, 2014	0.11
AEGON	40,500	September 18, 2014	0.11
AEGON	27,200	September 26, 2014	0.11
AEGON	71,588	September 27, 2014	0.11
AEGON	2,000	November 29, 2014	0.11
AEGON	111,400	November 29, 2014	0.11
AEGON	120,500	December 2, 2014	0.12
AEGON	12,800	December 20, 2014	0.12
AEGON	3,400	December 30, 2014	0.12

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2012, the Company had short-term intercompany notes receivable of $411,200 as follows.

Receivable from	Amount	Due By	Interest Rate
AEGON	$20,900	August 30, 2013	0.12%
AEGON	200,000	September 4, 2013	0.12
AEGON	22,800	September 24, 2013	0.12
AEGON	62,400	September 25, 2013	0.12
AEGON	32,500	October 25, 2013	0.12
AEGON	72,600	October 26, 2013	0.12

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $155,614 and $152,524 at December 31, 2013 and 2012, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2013 and 2012, the cash surrender value of these policies was $161,384 and $156,981, respectively.

13. Commitments and Contingencies

At December 31, 2013 and 2012, the Company has mortgage loan commitments of $25,073 and $29,562, respectively. The Company has contingent commitments for $242,171 and $245,514 as of December 31, 2013 and 2012, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $3,621 and $23,053, respectively.

At December 31, 2013 and 2012, the Company has private placement commitments outstanding of $37,669 and $9,979, respectively.

The Company had no securities being acquired (sold) on a “to be announced” (TBA) basis as of December 31, 2013 and 2012.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2013 and 2012, respectively, was $379,202 and $971,255. In addition, securities in the amount of $180,359 and $619,879 were also posted to the Company as of

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
December 31, 2013 and 2012, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. The Company did not recognize a liability for the low income housing tax credit guarantees due to the adoption of SSAP No. 5R at December 31, 2013 or 2012, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company’s financial results. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $185 and $245 at December 31, 2013 and 2012, respectively. No payments are required as of December 31, 2013. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and continue to meet, pay and settle all present and future obligations of TLB.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency, defined as net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2013, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s (S&P) Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
operating leverage ratio of 20 times. TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC’s then current rating or AA, whichever is lower. As of December 31, 2013, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2013 and 2012, TLB holds related statutory-basis policy and claim reserves of $667,196 and $384,529, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2013, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2013, TLB holds related statutory-basis policy and claim reserves of $1,260,437, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2013, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R at December 31, 2013 or 2012, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.
The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2013 and 2012 for the total payout block is $3,610,718 and $3,688,696, respectively. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2013 and 2012:

	December 31
	2013	2012
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$1,927,818	$384,774
Current liability recognized in financial statements:
Noncontingent liabilities	–	–
Contingent liabilities	–	–
Ultimate financial statement impact if action required:
Incurred claims	1,927,633	384,529
Other	185	245
Total impact if action required	$1,927,818	$384,774

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company has issued funding agreements to FHLB, and the funds received are reported as deposit-type liabilities per SSAP No. 52, Deposit-Type Contracts. Total reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to FHLB are classified in the general account as it is a general obligation of the Company. Collateral is required by FHLB to support repayment of the funding agreements. In addition, FHLB requires their common stock to be purchased.

	Year Ended December 31
	2013	2012

FHLB stock purchased/owned as part of the agreement	$104,000	$137,938
Collateral pledged to the FHLB	3,189,790	4,790,115
Borrowing capacity currently available	5,709,267	5,865,876
Agreement General Account
Assets	1,943,306	2,568,722
Liabilities	1,584,912	1,975,268

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $1,985,290 and $2,545,786 as of December 31, 2013 and 2012, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve of $3,000 has been established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2013 and 2012.

As of December 31, 2013 and 2012, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $470 and $470, respectively, for which it was paid a fee. Prior to a change in the remarketing agent, this agreement was drawn upon and repaid during 2009. The Company does not believe there will be an additional draw under this agreement. However, if

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
there were, any such draws would be purchases of municipal bonds, which would be repaid with interest.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8,525 and $26,107 and an offsetting premium tax benefit of $6,220 and $5,044 at December 31, 2013 and 2012, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $(155), $(4,325) and $(3,645), for the years ended December 31, 2013, 2012 and 2011, respectively.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $88,979 and $89,724 for municipal repurchase agreements as of December 31, 2013 and 2012, respectively. The repurchase agreements are primarily collateralized by investment-grade corporate bonds with book values of $88,847 and $85,713, respectively, and fair values of $94,435 and $92,872, respectively, as of December 31, 2013 and 2012. These securities have maturity dates that range from 2014 to 2021.

For repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)
(non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2013 and 2012, the Company had dollar repurchase agreements outstanding in the amount of $216,485 and $82,026, respectively. The Company had an outstanding liability for borrowed money in the amount $209,442 and $85,516 at December 31, 2013 and 2012, respectively due to participation in dollar repurchase agreements which includes accrued interest. The Company did not participate in dollar repurchase agreements at December 31, 2011.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$208,813
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	208,813

Securities received	–
Total collateral received	$208,813

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2013 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain/(Loss)
Bonds:
NAIC 4	2	$2,748	$3,084	$364
NAIC 5	4	4,093	4,332	290

Contents

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

15. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2013 through the date the financial statements are issued.

On January 1, 2014, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2014. As of December 31, 2013, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2014, and estimates their portion of the annual health insurance industry fee to be payable on September 30, 2014 to be $448. This assessment is not expected to have a material impact on risk based capital in 2014.

Contents

Statutory-Basis Financial
Statement Schedules

Contents

Transamerica Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2013

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,456,301	$4,565,465	$4,457,359
States, municipalities and political subdivisions	751,418	771,345	751,348
Foreign governments	552,197	538,383	547,840
Hybrid securities	863,341	797,606	862,627
All other corporate bonds	29,625,858	31,552,192	29,533,107
Preferred stocks	132,631	133,645	132,631
Total fixed maturities	36,381,745	38,358,636	36,284,911

Equity securities
Common stocks:
Industrial, miscellaneous and all other	124,347	174,007	174,007
Total equity securities	124,347	174,007	174,007

Mortgage loans on real estate	5,610,794		5,610,794
Real estate	78,448		78,448
Policy loans	687,569		687,569
Other long-term investments	1,153,347		1,153,347
Receivable for Securities	135		135
Securities Lending	3,182,425		3,182,425
Cash, cash equivalents and short-term investments	1,199,054		1,199,054
Total investments	$48,417,864		$48,370,690

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2) United States government, state, municipal and political, hybrid and corporate bonds of $130,081 are held at fair value rather than amortized cost due to having an NAIC 6 rating. A preferred stock security is held at its fair value of $0 due to having an NAIC 6 rating.

Contents

Transamerica Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2013
Individual life	$14,185,805	$–	$231,700	$1,185,165	$795,744	$1,887,131	$946,491
Individual health	3,281,297	98,172	130,325	456,021	198,062	468,090	154,043
Group life and health	1,465,232	13,467	64,476	400,624	66,995	301,864	180,181
Annuity	15,055,747	–	16,053	13,493,425	1,333,335	6,504,357	8,142,888
	$33,988,081	$111,639	$442,554	$15,535,235	$2,394,136	$9,161,442	$9,423,603

Year ended December 31, 2012
Individual life	$13,805,986	$–	$197,787	$1,058,471	$803,205	$1,731,950	$(1,363,563)
Individual health	3,154,346	95,888	126,252	457,502	218,644	458,994	68,566
Group life and health	1,452,548	13,761	61,621	342,755	117,963	267,986	164,138
Annuity	15,866,274	–	22,285	9,948,086	1,589,715	5,569,306	5,850,131
	$34,279,154	$109,649	$407,945	$11,806,814	$2,729,527	$8,028,236	$4,719,272

Year ended December 31, 2011
Individual life	$13,797,712	$–	$179,695	$242,721	$767,798	$1,288,152	$934,829
Individual health	2,993,069	97,990	134,931	438,582	202,494	420,327	151,433
Group life and health	1,430,308	14,510	58,498	337,648	88,118	272,474	119,561
Annuity	16,637,184	–	23,495	8,845,105	1,557,448	5,006,408	6,597,799
	$34,858,273	$112,500	$396,619	$9,864,056	$2,615,858	$6,987,361	$7,803,622

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Contents

Transamerica Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2013
Life insurance in force	$425,824,013	$900,426,392	$609,160,147	$182,304,432	334%

Premiums:
Individual life	2,341,520	2,591,067	1,434,712	1,185,165	121%
Individual health	524,580	87,856	19,298	456,021	4%
Group life and health	482,218	84,646	3,052	400,624	1%
Annuity	13,562,324	142,308	73,409	13,493,425	1%
	$16,910,642	$2,905,877	$1,530,471	$15,535,235	10%

Year ended December 31, 2012
Life insurance in force	$455,851,953	$987,454,502	$666,160,317	$134,557,768	495%

Premiums:
Individual life	$2,390,267	$3,106,662	$1,774,866	$1,058,471	168%
Individual health	531,328	153,252	79,426	457,502	17%
Group life and health	452,512	129,841	20,084	342,755	6%
Annuity	10,052,831	166,570	61,825	9,948,086	1%
	$13,426,938	$3,556,325	$1,936,201	$11,806,814	16%

Year ended December 31, 2011
Life insurance in force	$452,085,562	$1,075,361,646	$732,908,307	$109,632,223	669%

Premiums:
Individual life	$2,300,979	$3,793,088	$1,734,830	$242,721	715%
Individual health	535,034	215,579	119,127	438,582	27%
Group life and health	417,156	109,724	30,216	337,648	9%
Annuity	10,043,863	1,247,624	48,866	8,845,105	1%
	$13,297,032	$5,366,015	$1,933,039	$9,864,056	20%

Part C: Other Information

Item 26.                      Exhibits

(a)	Board of Directors Resolution**
(b)	Custodian Agreements (Not Applicable)
(c)	Underwriting Contracts
i.	a. Amended and Restated Principal Underwriting Agreement 2
b.	Amendment to Underwriting Agreement 7
c.	Amendment No. 8 and Novation to Amended And Restated Principal Underwriting Agreement 13
d.	Amended and Restated Principal Underwriting Agreement 21
ii.	Selected Broker Agreement 7
a.      Selected Broker Agreement 13
(d)	Contracts
i.	Specimen Variable Adjustable Life Insurance Policy**
a. Specimen Variable Adjustable Life Insurance Policy (approved effective 1-1-09) 15
ii.	Term Insurance Rider**
iii.	Experience Credits Rider 9
iv.	Death Benefit Enhancement Rider 1 17
v.	Death Benefit Enhancement Rider 2 17
(e)	Application**
i.            Application 13
(f)	Depositor’s Certificate of Incorporation and By-Laws
i.	Articles of Incorporation of Transamerica Life Insurance Company 1
ii.	By-Laws of Transamerica Life Insurance Company 1
(g)	Reinsurance Contracts
i.	Reinsurance Treaty dated July 1, 2002 5
(h)	Participation Agreements
i.	a. Participation Agreement regarding Fidelity Variable Insurance Products Fund 3
b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II 3
c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III 3
d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II 7
e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III 7
f. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds 12
g. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds 13
h. Amendment to Shareholder Information Sharing Agreement regarding Fidelity Variable Insurance Products Funds 21
i. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds*

ii.	a. Participation Agreement regarding PIMCO Variable Insurance Trust 7
b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 7
c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 7
d. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 13
e. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust 13
f. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 20
g. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust 21
h. Amendment to Shareholder Information Sharing Agreement regarding PIMCO Variable Insurance Trust 21
iii.	a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 7
b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and
T. Rowe Price International Series, Inc. 13
d. Amendment to Shareholder Information Sharing Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. 21
e. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.*
iv. a. Participation Agreement regarding Janus Aspen Series 4
b. Amendment to Participation Agreement regarding Janus Aspen Series 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Series. 13
d. Amendment to Participation Agreement regarding Janus Aspen Series 20
e. Amendment to Participation Agreement regarding Janus Aspen Series*
v.	a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. 7
b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. 7
c. Participation Agreement regarding INVESCO Variable Investment Funds, Inc.*
vi.           a. Participation Agreement regarding Universal Institutional Funds, Inc. 7
b. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. 7
c. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. 7
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds Inc. 13
e. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc.*

2

vii.           a. Participation Agreement regarding Vanguard Variable Insurance Funds 7
b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds 7
c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds 7
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Funds 13
e. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds 20
f. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds*
viii.	a. Participation Agreement regarding Royce Capital Fund 7
b. Amendment to Participation Agreement regarding Royce Capital Fund 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund 13
d. Amendment to Participation Agreement regarding Royce Capital Fund 20
e. Amendment to Shareholder Information Sharing Agreement regarding Royce Capital Fund 21
ix.	a. Participation Agreement regarding Rydex Variable Trust 7
b. Amendment to Participation Agreement regarding Rydex Variable Trust 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust 13
d. Amendment to Participation Agreement regarding Rydex Variable Trust*
x.           Participation Agreement regarding Gateway Variable Insurance Trust 7
xi.	Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. 7
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc. 13
b. Amendment to Participation Agreement regarding First Eagle Variable Funds,
 Inc. 21
c. Amendment to Shareholder Information Sharing Agreement regarding First Eagle Variable Funds, Inc. 21
xii.           Participation Agreement regarding Third Avenue Variable Insurance Trust 7
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Insurance
Trust 13
b. Amendment to Participation Agreement regarding Third Avenue Variable Insurance Trust 20
xiii.	a. Participation Agreement regarding PBHG Insurance Series Fund 7
b. Amendment to Participation Agreement regarding PBHG Insurance Series Fund 7
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund)  13
xiv.           a. Participation Agreement regarding AIM Variable Insurance Funds 8
b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds 9
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds 13

3

d. Amendment to Participation Agreement regarding AIM Variable Insurance
Funds 20
xv.           Participation Agreement regarding Van Eck Worldwide Insurance Trust 9
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Van Eck Worldwide Insurance Trust 13
b. Amendment to Participation Agreement regarding Van Eck Worldwide Insurance Trust 21
xvi.	Participation Agreement regarding American Funds Insurance Series 11
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series 13
b. Amendment to Participation Agreement regarding American Funds Insurance Funds 20
xvii.	Participation Agreement regarding DWS Investments VIT Funds 13
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds 13
b. Amendment to Participation Agreement regarding DWS Investments VIT Funds 20
c. Amendment to Participation Agreement regarding DWS Investments VIT Funds*
xviii.     Participation Agreement regarding DFA Investment Dimensions Group Inc. funds 14
a.      Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. Funds 14
xix.	Participation Agreement regarding Ibbotson ETF Allocation Series 14
a.      Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Ibbotson ETF Allocation Series 14
b. Amendment to Participation Agreement regarding Ibbotson ETF Allocation
Series 14
c. Amendment to Participation Agreement regarding Ibbotson ETF Allocation
Series 20
d. Amendment to Participation Agreement regarding Ibbotson ETF Allocation Series*
xx.             a. Participation Agreement regarding The Alger Portfolios 18
b. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding The Alger Portfolios 18
c. Amendment to Participation Agreement regarding The Alger Portfolios 18
d. Amendment to Participation Agreement regarding The Alger Portfolios*
xxi.             a. Participation Agreement regarding Columbia Funds 18
b. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Columbia Funds 18
c.	Amendment to Participation Agreement regarding Columbia Funds 18
d.	Amendment to Participation Agreement regarding Columbia Funds*
e. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Columbia Funds*
xxii.	Participation Agreement regarding MFS Variable Insurance Trust 21
a.	Amendment to Participation Agreement regarding MFS Variable Insurance
Trust 21
(i) Administrative Contracts

4

i.	Third Party Administration and Transfer Agent Agreement 6
(j)	Other Material Contracts (Not applicable)
(k)	Legal Opinion 7
(l)	Actuarial Opinion (Not Applicable)
(m)	Calculation (Not Applicable)
(n)	Other Opinions
i.	Consent of Ernst & Young LLP*
ii.	Consent of Sutherland Asbill & Brennan LLP*
(o)	Omitted Financial Statements (Not Applicable)
(p)	Initial Capital Agreements (Not Applicable)
(q)	Redeemability Exemption
i.	Memorandum describing issuance, transfer and redemption procedures 7
ii.	Memorandum describing issuance, transfer and redemption procedures dated February 1, 2005 10
iii.	Memorandum describing issuance, transfer and redemption procedures 12
iv.	Updated memorandum describing issuance, transfer and redemption procedures 16
(r) Power of Attorney
i.	Power of Attorney for Craig D. Vermie 13
ii.	Power of Attorney for Arthur C. Schneider 13
iii.	Power of Attorney for Brenda K. Clancy 13
iv.	Power of Attorney for Eric J. Martin 13
v.	Power of Attorney for Mark W. Mullin 15
vi.	Power of Attorney for Kenneth Kilbane 15
vii.	Power of Attorney for Karen R. Wright 19
viii.	Power of Attorney for Michiel van Katwijk 21
* Filed herewith.
** Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579).

1 Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)
2 Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)
3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)
4 Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)
5 Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)
6 Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)
7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)
8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

5

9 Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004.  (File No. 333-109579)
10 Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-6 registration statement filed February 24, 2005.  (File No. 333-109579)
11 Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-6 registration statement filed April 29, 2005. (File No. 333-109579)
12 Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement filed April 27, 2006 (File No. 333-109579)
13 Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-6 registration statement filed April 27, 2007 (File No. 333-109579)
14 Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-6 registration statement filed April 28, 2008 (File No. 333-109579)
15 Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-6 registration statement filed October 31, 2008 (File No. 333-109579)
16 Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-6 registration statement filed July 10, 2009 (File No. 333-109579)
17 Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 registration statement filed March 1, 2010 (File No. 333-109579)
18 Incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-6 registration statement filed April 28, 2010 (File No. 333-109579)
19 Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-6 registration statement filed April 28, 2011 (File No. 333-109579)
20 Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-6 registration statement filed April 30, 2012 (File No. 333-109579)
21 Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-6 registration statement filed April 30, 2013 (File No. 333-109579)

Item 27.                      Directors and Officers of the Depositor

Name	Principal Business Address	Position
Mark W. Mullin	(2)	Director and Chairman of the Board
Craig D. Vermie	(1)	Director, General Counsel, Senior Vice President and Secretary
Arthur C. Schneider	(1)	Director, Chief Tax Officer and Senior Vice President
Brenda K. Clancy	(1)	Director and President
Michiel van Katwijk	(2)	Director, Chief Financial Officer, Treasurer, and Senior Vice President
Eric J. Martin	(1)	Corporate Controller and Senior Vice President

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001
(2) 100 Light Street, Floor B1, Baltimore, MD 21202

6

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock.  TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages
AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

7

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except
business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.2389%) ; Monumental Life Insurance Company (8.7611%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

8

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

9

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

10

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
ARV Pacific Villas, A California Limited Partnership	California
Partners:  Transamerica Affordable housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner
Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

11

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance
CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own common shares of stock	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

12

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

13

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

14

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

15

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ~~I~~NG USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

16

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Real estate investments

17

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXXVIII, LLC	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Sole Member - Garnet Community Investments XXXIX, LLC	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Sole Member - Garnet Community Investments XL, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company

18

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

 19

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

20

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex

  21

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments
TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

22

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	100% AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

 23

Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

24

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor
Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.

  25

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.
Transamerica Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

26

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (82.35%~~)~~;  Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%)  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock.  TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

27

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages
AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

  28

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (86.0457%) ; Monumental Life Insurance Company (13.9543%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

  29

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

 30

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California
Partners:  Transamerica Affordable Housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner
Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

31

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable Housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

32

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Investment Advisors, Inc.	Delaware	100% Diversified Retirement Corporation	Investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

33

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

34

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

35

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

36

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ~~I~~NG USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

37

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.3%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

38

Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Members: Garnet Community Investment XXXII, LLC (0.01%); non-affiliates of AEGON: New York Life Insurance Company (50.38%); New York Life Insurance Annuity Corporation (49.61%)	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

39

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Sole Member - Garnet Community Investments XXXVI, LLC	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Sole Member - Garnet Community Investments XXXIII, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Hadley Apartments, LLC	Massachusetts
Members:  Garnet LIHTC Fund XV, LLC (99.99% investor member); Transamerica Affordable Housing, Inc. (non-owner manager); Main South Community Development Corporation , a non-affiliate of AEGON (.01% special member)
affordable housing
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable Housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

40

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment
IWA Commercial Venture, LLC	Georgia	Members: Investors Warranty of America, Inc. (99.9%); non-AEGON affiliate, Rooker/Commerce 962, LLC	Maintain property tax abatement
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

  41

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda
Partners are:  Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON:  XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.
Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

42

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex

43

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

44

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company
To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

45

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

46

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

47

Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	To provide education and information regarding retirement and economic issues.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

48

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

49

Yarra Rapids Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Company organized for the intention of real estate investments but no business at this time
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (82.35%~~)~~;  Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%)  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                      Indemnification

The Iowa Code (Sections 490.850 et. seq.) (the “Code”) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                      Principal Underwriters

(a)           Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

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Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
David W. Hopewell	(1)	Director
Thomas A. Swank	(1)	Director
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

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David R. Paulsen	(2)	Chief Executive Officer, Director and Chief Sales Officer
Blake S. Bostwick	(2)	Chief Operations Officer and Chief Marketing Officer
Courtney John	(2)	Chief Compliance Officer and Vice President
Carrie Powicki	(2)	Secretary
Elizabeth Belanger	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Wesley J. Hodgson	(2)	Vice President
Christy Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Amy Angle	(3)	Assistant Vice President
Lisa A. Wachendorf	(1)	Assistant Vice President
Michiel van Katwijk	(3)	Treasurer
Jeffrey T. McGlaun	(3)	Assistant Treasurer

(1)                4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)                4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)                100 Light Street, Floor B1, Baltimore, MD 21202
(4)                570 Carillon Parkway, St. Petersburg, FL 33716
(5)               440 Mamaroneck Avenue, Harrison, NY 10528

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(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc. (1)	$132,284.63	None	N/A	N/A

(1)       Fiscal Year 2013

Item 31.                      Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Item 32.                      Management Services (Not Applicable)

Item 33.                      Fee Representation

Transamerica Life Insurance Company ("Transamerica Life") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 28th day of April, 2014.

TRANSAMERICA CORPORATE SEPARATE
ACCOUNT SIXTEEN
(Registrant)

By _____________________________________________
Name: Brenda Clancy*
Title:  President, Transamerica Life Insurance Company

TRANSAMERICA LIFE INSURANCE COMPANY
(Depositor)

By _____________________________________________
Name:  Brenda Clancy*
Title:     President

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Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
____________________________	Director and Chairman of the Board	04/28/14
Mark W. Mullin*

____________________________	Director, General Counsel, Senior Vice President and Secretary	04/28/14
Craig D. Vermie*

____________________________	Director, Chief Tax Officer, and Senior Vice President	04/28/14
Arthur C. Schneider*

____________________________	Director and President	04/28/14
Brenda K. Clancy*

____________________________	Corporate Controller and Senior Vice President	04/28/14
Eric J. Martin*

____________________________	Director, Chief Financial Officer, Treasurer and Senior Vice President	04/28/14
Michiel van Katwijk*

/s/ Karen J. Epp *Signed by Karen J. Epp as Attorney in Fact

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EXHIBIT INDEX

Item 26(h)	i.	i.	Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds
	iii.	e.	Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.
	iv.	e.	Amendment to Participation Agreement regarding Janus Aspen Series
	v.	c.	Participation Agreement regarding INVESCO Variable Investment Funds, Inc.
	vi.	e.	Amendment to Participation Agreement regarding Universal Institutional Funds, Inc.
	vii.	f.	Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds
	ix.	d.	Amendment to Participation Agreement regarding Rydex Variable Trust
	xvii.	c.	Amendment to Participation Agreement regarding DWS Investments VIT Funds
	xix.	d.	Amendment to Participation Agreement regarding Ibbotson ETF Allocation Series
	xx.	d.	Amendment to Participation Agreement regarding The Alger Portfolios
	xxi.	d.	Amendment to Participation Agreement regarding Columbia Funds
	xxi.	e.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Columbia Funds
Item 26(n)	i.		Consent of Ernst & Young LLP
	ii.		Consent of Sutherland Asbill & Brennan LLP

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[Transamerica Life Insurance Company Letterhead]

April 28, 2014

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Transamerica Life Insurance Company Transamerica Corporate Separate Account Sixteen File Nos. 333-109579/811-21440 Post-Effective Amendment No. 20

Dear Commissioners:

On behalf of Transamerica Life Insurance Company and Transamerica Corporate Separate Account Sixteen (the “Account”), we are transmitting for filing a conformed electronic format copy of post-effective amendment number 20 (the “Amendment”) to the Account’s registration statement on Form N-6 for certain variable adjustable life insurance policies ("Policy").  This filing has been marked to show changes from the last post-effective amendment for the Policy and includes fund information, minor clarifying or stylistic changes and other non-material updates and improvements.

This Amendment is filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.  As counsel, I represent that this amendment does not contain disclosures that would render it ineligible to become effective under paragraph (b) of that rule.

If you have any questions concerning this filing, please do not hesitate to call the undersigned at (319) 355-6115.

Very truly yours,

/S/  Karen J. Epp
Karen J. Epp

Enclosures